Exhibit 10.9

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

Final Execution Version

GAS GATHERING CONTRACT

COST OF SERVICE — EAGLE FORD

This Gas Gathering Contract is entered into effective as of July 1, 2012 (“Effective Date”), by and among (i) Chesapeake Energy Marketing, Inc. (“CEMI”); (ii) Chesapeake Operating, Inc.; and (iii) Chesapeake Exploration, L.L.C. (collectively, “Producers”); and (iv) Mockingbird Midstream Gas Services, L.L.C. (“Gatherer”) (each a “Party” and collectively the “Parties”). Notices, invoices, and payments will be sent to the Parties as set forth on Exhibit A-1. This Base Contract incorporates by reference for all purposes the Definitions and Contact Information attached as Exhibit A-1, the General Terms and Conditions (“General Terms”) attached as Exhibit A-2, and all other Exhibits referenced in this Base Contract. All capitalized terms not defined in the body of this Base Contract have the meanings set forth in Exhibit A-1. This Base Contract, together with all Exhibits, Schedules, and the General Terms, is referred to as this “Contract.”

1.	QUANTITY OF GAS, DEDICATION, AND GATHERING SYSTEM.

1.1	Dedication Area, Dedicated Properties, Dedicated Gas, and Dedicated Wells.

(a)	“Dedication Area” means each of the geographic areas described in Exhibit B.

(b)	“Dedicated Properties” means all interests of Producers and their Affiliates (and their successors and assigns) in oil, gas, or mineral leases, contractual agreements, or other legal rights, insofar, and only insofar, as such interests (i) cover lands located within the Dedication Area and (ii) relate to the Applicable Formations, whether owned on the Effective Date or acquired after the Effective Date, save and except as reserved and excepted under Section 1.2 (Reservations from Dedication) of this Base Contract.

(c)	“Dedicated Gas” means all Gas owned or Controlled by Producers or their Affiliates and produced from the Dedicated Properties through Dedicated Wells, save and except Gas reserved and excepted under Section 1.2 (Reservations from Dedication) of this Base Contract. If for any reason the contractual right of Producers or any of their Affiliates to Control any such Gas terminates, expires, or is suspended (as used in this Section 1.1(c), “Subject Gas”), then the Subject Gas will cease to constitute Dedicated Gas upon such termination or expiration and during any period of suspension.

(d)	“Dedicated Wells” means all oil and gas wells, whether existing on or drilled after or acquired after the Effective Date, located on the surface of the lands within the Dedication Area, and from which Producers or their Affiliates have the right to produce Gas from the Dedicated Properties, including the oil and gas wells listed in Exhibit B.

1.2	Reservations From Dedication. The following are reserved and excepted from Dedicated Properties and Dedicated Gas:

(a)	Gas used upstream of the Receipt Points that a reasonable and prudent operator would deem useful or necessary to develop Dedicated Wells on the Dedicated Properties, and Gas that any Producer is expressly required to deliver under oil and gas leases, contractual agreements or other legal rights under which the Dedicated Gas is produced, but not including Gas used for secondary recovery, tertiary recovery, or other similar enhanced oil recovery operations; provided that Producers (i) will be and are obligated under this Contract to promptly provide notice of Dedicated Wells pursuant to Section 2.5 of the General Terms and to cooperate with Gatherer diligently and in good faith to allow Gatherer to connect the Dedicated Wells to the System and (ii) will only flare Gas from a Dedicated Well once connected to the System to remedy emergency situations;

(b)	Dedicated Properties and Gas that have been dedicated pursuant to a gathering agreement with a Third Party prior to the Effective Date and listed on Exhibit B-1, until

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SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

such prior dedication expires or terminates, but such Dedicated Properties will not become subject to this Contract upon such expiration or termination if Producers determine, acting in good faith and considering all of the circumstances, that Producers’ economic benefit from delivering Gas from such Dedicated Properties to the System under this Contract would not exceed Producers’ economic benefit from continuing to deliver such Gas to the existing gathering system, and provide written notice of such determination to Gatherer;

(c)	Dedicated Properties and Gas from lands, leases, or wells within the Dedication Area acquired after the Effective Date from a Person (other than an Affiliate of Producers) that are subject to dedication under a third party non-Affiliate gathering agreement that was made prior to the date of acquisition, until such prior dedication expires or terminates. Upon the expiration or termination of such dedication, Producers may continue delivering Gas to the receipt points on the gathering system covered by such third party non-Affiliate gathering agreement to the extent such receipt points were existing on the expiration or termination of such dedication. All other Gas from such Dedicated Properties shall become subject to this Contract upon the expiration or termination of such dedication;

(d)	Gas from wells (i) that are not connected to a Receipt Point on the Effective Date, (ii) that are not operated by any of the Producers or any of their Affiliates, and (iii) in which the working interests of Producers and their Affiliates in such wells, taken together with any working interests in such wells that were acquired by a Person, directly or indirectly (whether by asset sale, stock sale, merger, or otherwise), from Producers or their Affiliates after the date hereof, is, in the aggregate, less than **%; and

(e)	all rights of Producers and their Affiliates in the Dedicated Properties to substances other than Gas.

1.3	Producers’ Dedication and Covenants. Producers:

(a)	exclusively dedicate and commit to the performance of this Contract the Dedicated Properties and the Dedicated Gas;

(b)	represent that except as identified on the attached Exhibit B-1, the Dedicated Properties and Dedicated Gas are not otherwise subject to any gas gathering agreement or other commitment or arrangement that would permit or require the Dedicated Gas to be gathered on or delivered to any other pipeline system;

(c)	agree to deliver all of the Dedicated Gas to Gatherer’s System at the Receipt Points;

(d)	agree to cause any existing or future Affiliates of Producers with interests in the Dedicated Properties to be bound by this Contract and to execute and join as a party to this Contract;

(e)	acknowledge and agree that the dedication and commitment made by Producers and their Affiliates under this Contract is a covenant running with the land and agree that Gatherer may file memoranda of this Contract in local land records substantially in the form shown in Exhibit D from time to time in its discretion, and Producers will enter into any such memoranda and cooperate with Gatherer in all reasonable respects in filing them;

(f)	covenant that (i) no subsequent transfer of any interest in the Dedicated Properties will be made without the transferred Dedicated Properties being made subject to the dedication obligation and this Contract, and (ii) at the time of any such transfer, the transferor will provide to Gatherer the transferee’s acknowledgement of the dedication and this Contract, including Gatherer’s right to file memoranda of this Contract and the transferee’s acknowledgment in local land records; and

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SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

(g)	covenant to take such further action and to execute and deliver all such other agreements, certificates, instruments and documents as may be reasonably requested from time to time by Gatherer in furtherance of the intent of and to accomplish and evidence the purposes of this Contract and the dedication, including providing such information and making such additional, revised, or amended memoranda of this Contract and any other filings to meet the requirements of any state, county, parish, or other jurisdiction for filing and with respect to the validity and enforceability of the dedication.

1.4	Certain Agreements. If Producers are required under the Development Agreement dated **, between ** and ** (“Participant”), to assign to Participant an undivided interest in Dedicated Properties acquired after the Effective Date, Producers and their Affiliates may assign to Participant up to **% of the undivided interest acquired by Producers and their Affiliates in those Dedicated Properties. If Participant actually acquires such undivided interest under the Development Agreement within ** Days of the date on which Producers acquired them, the assigned interest will be released from this Contract, including the dedication under Section 1 of this Base Contract, and Section 1.3(f) of this Base Contract will not apply to the assignment.

1.5	System. “System” means each of the four discrete gas gathering or pipeline systems and related facilities owned and operated by Gatherer (or its designee) that are described in Schedule 1.5 and referred to herein as the Eagle Ford Rich Gas System, the Eagle Ford Deep Oil System, the Eagle Ford Shallow Oil System, and the Eagle Ford Treating System, as each such System now exists and as modified or extended from time to time. Each System shall have its own COS Calculation hereunder as shown in Exhibits C-1, C-2, C-3, or C-4, as applicable. Included in each System are separate “gathering sub-systems” as described for each System in Schedule 1.5. Producer, at Producer’s sole expense, may request that Gatherer subdivide a System (but not a gathering sub-system), and if appropriate, separate this Contract into separate contracts each covering a separate part of that System, with each part having a separate COS Calculation. Gatherer will have the right to approve or not approve, in its sole discretion, any requested subdivision of a System or separation of the Contract under this Section 1.5.

2.	RECEIPT AND DELIVERY POINTS; PRESSURE.

2.1	Receipt Points. Producers will deliver, or cause to be delivered, the Dedicated Gas to Gatherer at the upstream flanges of Gatherer’s metering facilities located at or near the Dedicated Wells or other locations as described on Exhibit B (“Receipt Points”). Gatherer will from time to time add new Receipt Points (and revise Exhibit B accordingly) at the request of a Producer acting through CEMI or its successor agent, subject to the terms of Section 2.5 (Additional Wells) of the General Terms.

2.2	Delivery Points. Gatherer will deliver Equivalent Quantities of Gas to Producers to the Delivery Points on Exhibit B (“Delivery Points”). All meters and necessary pipelines and equipment (the “Delivery Assets”) installed at the Delivery Points will be installed, owned, and operated by Gatherer. New Delivery Points may be added as follows:

(a)	Gatherer may install new Delivery Points at Gatherer’s initiative. If Producers approve a new Delivery Point, then the cost of the Delivery Assets will be included in the COS Calculations. If Producers do not approve a Delivery Point, then the cost of the Delivery Assets will not be included in the COS Calculations and Producers will have no right to any capacity at such Delivery Point.

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SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

(b)	Producers may request that Gatherer expand an existing Delivery Point or add a new Delivery Point on a System at a new interconnection with a Downstream Transporter. Upon any such request, if (i) it is operationally feasible for Gatherer to expand an existing Delivery Point or construct a new Delivery Point, as applicable, and (ii) the connection is to a high pressure pipeline (with an operating pressure of ** PSIG or greater) of a Downstream Transporter to which Producers or their Affiliates have a downstream commitment, then Gatherer will expand the existing Delivery Point or construct the new Delivery Point, as applicable, as soon as reasonably practicable. If Producers request that Gatherer add a new Delivery Point to any other Downstream Transporter (“Third Party Gathering System”), then Gatherer will have the right to approve the new Delivery Point, which approval right must be exercised within ** Months of Producers’ request. Notwithstanding the foregoing, (x) Producers will have the right to request that Gatherer expand an existing Delivery Point or construct a new Delivery Point, as applicable, with **, ** or their Affiliates, or ** or its Affiliates to the extent necessary to meet the current obligations of Producers or their Affiliates to such parties (an “Existing DT”) and (y) Producers also will have the right to request that Gatherer connect up to ten (10) Additional Wells to a Third Party Gathering System without Gatherer’s approval. Upon Producers’ request that Gatherer expand an existing Delivery Point or add a new Delivery Point on a Existing DT, then Gatherer will expand the existing Delivery Point or construct the new Delivery Point, as applicable, as soon as reasonably practicable. Upon Producers’ request to connect an Additional Well or Additional Wells (up to a total of ten (10) Additional Wells) to a Third Party Gathering System, (A) Gatherer will connect the Additional Well or Additional Wells to the Third Party Gathering System (up to a total of ten (10) Additional Wells) and (B) Producers will pay to Gatherer the System Fee for volumes of Producers’ Gas delivered through the new Delivery Point to the Third Party Gathering System. The costs of each expansion of an existing Delivery Point or installation of a new Delivery Point will be included in the next COS Calculation for the System.

(c)	Gatherer may elect to increase the deliverability of a new Delivery Point to be installed under Section 2.2(b) above the deliverability requested by Producers on any expanded or new Delivery Point. The cost of such increased deliverability will be borne by Gatherer and excluded from the COS Calculations and Gatherer may use such increased deliverability to provide service to Gas from Third Party Wells.

(d)	Gatherer will operate all equipment necessary to effect deliveries to Downstream Transporter at the Delivery Points, unless otherwise approved by Producers, with such approval not to be unreasonably withheld.

(e)	When new Delivery Points are added, Gatherer will revise Exhibit B to include the new Delivery Points.

2.3	Pressures. Producers will deliver, or cause to be delivered, the Dedicated Gas to Gatherer at each Receipt Point at pressures sufficient to enter the System at each Receipt Point. Producers will not be required to install or maintain compression necessary to make deliveries under this Contract. Producers will not deliver, and Gatherer will not be required to accept, any Gas for which the delivery pressures exceed the maximum allowable operating pressures for each System, which, as of the date of this Contract, is ** PSIG, other than the Nopal Lean Gas gathering sub-system, which has a maximum allowable operating pressure of ** PSIG as of the date of this Contract. Gatherer will notify Producers as soon as is reasonably practicable if the maximum allowable operating pressures for the System change and of the reason for the change. Producers may dispute a change to the maximum allowable operating pressures by Gatherer. Gatherer will maintain pressures on the System as provided in Exhibit F.

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SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

2.4	Capacity and Curtailment. Gatherer will provide Producers the highest priority service on the System for Dedicated Gas (“Priority 1 Service”). The Parties agree that Priority 1 Service is the highest level of service available on the System.

(a)	Restrictions. Subject to applicable law, as amended from time to time, Gatherer will not, without Producers’ prior written approval, offer any Third Party: (i) a higher service priority than that offered to Priority 1 Gas on the System; (ii) any curtailment procedure on the System more favorable to such Third Party than the curtailment procedures contained in this Contract; or (iii) a gathering agreement on the System for Priority 1 Gas unless Gatherer reasonably expects that such agreement would not cause the System to become oversubscribed in relation to the expected capacity of the System and expected volumes on the System.

(b)	Curtailment. If for any reason sufficient capacity is not available to receive or deliver all of the Gas receiving Priority 1 Service (“Priority 1 Gas”), then (subject to applicable laws or regulations) Gatherer will first curtail all Gas that is not Priority 1 Gas before curtailing any Priority 1 Gas. Any curtailments of Priority 1 Service will be accomplished as follows (i) during the Month in which curtailment begins, ratably based on each shipper’s most recent confirmed nomination for Priority 1 Gas prior to such curtailment (any new or increased nominations from such shipper on the System will not be accepted or confirmed by Gatherer for the remainder of the Month during the curtailment), and (ii) if the curtailment continues into the next Month, then each such shipper’s share of capacity for each Month after the Month in which the curtailment occurred on the System will be determined ratably based on each such shipper’s most recent confirmed nomination prior to the curtailment; provided that, if a new well that is capable of producing Gas dedicated to the System is connected to the System after such curtailment and such shipper desires to deliver Gas from the new well into the System, then such shipper may make reasonable nominations for its share of Gas from the new well, and those nominations will be deemed to have been made in the most recent confirmed nomination prior to the curtailment. Nothing in this Section 2.4(b) will limit or waive any of Gatherer’s obligations under Section 2.4(a) above.

(c)	Release. If Dedicated Gas is interrupted or curtailed on the System for any reason, including suspension of Service pursuant to Sections 9.1 or 9.2 of the General Terms, Gatherer will temporarily release all of the Dedicated Gas so affected for the duration of the interruption or curtailment. Each Producer may resume deliveries of such Producer’s Dedicated Gas to Gatherer at either of the following times: (i) the end of the interruption or curtailment, or (ii) the first Day of the second Month immediately following the end of the interruption or curtailment. If Dedicated Gas is interrupted or curtailed on the System for any reason, other than interruptions or curtailments due to Force Majeure events, temporary suspensions described in Section 9.2 of the General Terms, or interruptions or curtailments caused by the actions of Downstream Transporters, for more than ** in any 365-Day period, then the volume of Dedicated Gas that has been curtailed (but only to the extent of the curtailment) will be permanently released from the Contract. The releases in this Section 2.4(c) will not apply to any interruption or curtailment of Dedicated Gas if due to or caused by Producers providing Gatherer a Volume Forecast that showed or forecasted volumes of Dedicated Gas materially less than the volumes of Dedicated Gas actually made available for delivery hereunder during such period.

2.5	Third Party Wells.

(a)

Priority 1 Service. Prior to any annual fee redetermination that will include a Third Party Well, but after Gatherer has a binding contract with a Third Party with respect to a connection to the System of a Third Party Well that will receive Priority 1 Service,

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SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

Gatherer will send written notice to Producers that includes the projected connection cost, all fees to be paid by the Third Party (and the terms of any escalation of the fees), volume forecasts and other economic data reasonably requested by Producers to determine whether to include the Third Party Well in the COS Calculations.

(i)	Third Party Wells - Approved by Producers. If the connection of the Third Party Well to the System is approved by Producers in writing within thirty (30) Days after receipt of the above-described notice from Gatherer, all costs and revenues, and amounts owed but not paid by the Third Party, associated with the Third Party Well will be included in the COS Calculation and all Gas from the Third Party Well will be Priority 1 Gas, and the Third Party Well will bear its pro rata share of Fuel and L&U on the System. Gatherer may not decrease the fees or the escalation of the fees on the approved Third Party Well without either (a) **, or (b) Producers’ prior written consent which may be withheld in Producers’ sole discretion.

(ii)	Third Party Wells - Not Approved by Producers. If the connection of the Third Party Well is not approved by Producers or Producers fail to respond in writing within the thirty (30) Day period above, then: (a) the costs to connect the Third Party Well to the System will be excluded from the COS Calculations; (b) subject to the restrictions in Section 2.4(a) above, Gatherer may provide the Gas from the Third Party Well with Priority 1 Service; (c) Gatherer will credit to the COS Calculations for each Year, ** hereunder for such Year for all volumes delivered to the System from the Third Party Well; and (d) the Third Party Well will bear its pro rata share of Fuel and L&U on the System.

(b)	Other Service. If Gatherer connects any Third Party Well to the System that does not receive Priority 1 Service, then: (a) the costs to connect that Third Party Well to the System will be excluded from the COS Calculation; (b) for all volumes delivered to the System from that Third Party Well, Gatherer will ** to the System from that Third Party Well; and (c) the Third Party Well will bear its pro rata share of Fuel and L&U on the System.

2.6	Commingling. Dedicated Gas will constitute part of the Gas supply in the System from all sources connected to it, and Gatherer has the right to commingle Dedicated Gas with Gas owned by other Persons.

2.7	Sales of Drip Liquids. Producers acknowledge that certain reductions in volumes of Dedicated Gas will occur due to shrinkage from Drip Liquids in the System, and such reductions attributable to Drip Liquids will be shared and allocated among Producers and other third parties whose Gas is gathered on the System in proportion to the C5+ constituents contained in the Gas delivered by each such shipper on the System. Those allocations will be based on the most recent quality analysis available to Gatherer for the Gas. Producers will retain the right to all Drip Liquids collected on the System by Gatherer and allocated to Producers. To the extent reasonably practicable, Gatherer will provide advance notice to Producers from time to time of the quantities of Drip Liquids collected on the System attributable to Dedicated Gas that are available for removal by Producers or their contractor to allow up to 72 hours for Producers or their contractor to collect the available Drip Liquids. Upon receipt of notice from Gatherer, Producers will cause their Drip Liquids to be collected and removed from Gatherer’s tanks by the date specified in Gatherer’s notice, at Producers’ sole cost, risk, and expense and if they do not, Gatherer will either contact Producers’ Drip Liquids purchaser directly to remove Producers’ Drip Liquids from Gatherer’s tanks, or sell them to a third party and remit to Producers the proceeds from the sales, net of any reasonable costs incurred by Gatherer in connection with the removal and sale. Measurement of Producers’ allocated share of Drip Liquids will be based on measurements made by Producers’ Drip Liquids purchaser.

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SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

2.8	Natural Gas Liquids Balancing. At any time after the execution of this Agreement, Producers have the right but not the obligation to deliver to Gatherer a form of natural gas liquids balancing agreement to be utilized for the System (a “Liquids Balancing Agreement”). The Liquids Balancing Agreement will incorporate, among others, the following principles: (a) each party delivering Gas into the System during a Month will be entitled to balance the difference between the natural gas liquids delivered into the System and the natural gas liquids actually received by that party at the Delivery Points (on a natural gas liquids component basis), subject to adjustments for plant recoveries downstream of such Delivery Points and such party’s allocable share of Fuel and L&U; (b) unless the parties delivering Gas into the System otherwise agree to balance natural gas liquids on an in-kind basis, such parties will balance such natural gas liquids by a Monthly cash-out mechanism to adjust for imbalances that arise during such Month (on a natural gas liquid component basis) among all such parties; and (c) Gatherer will be the administrator of the balancing activities conducted pursuant to the Liquids Balancing Agreement and no new, separate fee will be charged under the Liquids Balancing Agreement in respect of its activities as administrator. The form of Liquids Balancing Agreement will be subject to the prior approval of Gatherer, which approval may only be withheld if Gatherer reasonably believes that the commodity pricing obligations of Gatherer, or the standards of performance and liability disclaimers and indemnities for the benefit of Gatherer as administrator of the Liquids Balancing Agreement are less favorable to Gatherer than those typically provided to imbalance administrators in similar agreements used in the U.S. midstream industry. If Producers and Gatherer are unable to agree on the form of Liquids Balancing Agreement within 60 Days after the delivery of the original draft Liquids Balancing Agreement by Producers to Gatherer, then any remaining unresolved issues related to the Liquids Balancing Agreement will be referred to the Expert Dispute Resolution Procedure in Exhibit E-2 for final resolution. Once resolved pursuant to the Expert Dispute Resolution Procedure, Gatherer and CEMI will execute the final form of such Liquids Balancing Agreement. All Third Parties delivering Gas into the Gathering System must execute and deliver a counterpart of the Liquids Balancing Agreement to CEMI and Gatherer, and Gatherer will not receive Gas from any Third Party that fails or refuses to do so.

3.	SERVICES; SYSTEM FEE.

3.1	Services. Each of the Producers agrees to deliver to Gatherer all of such Producer’s Dedicated Gas. Subject to the terms of this Contract, Gatherer will receive, accept and gather the Dedicated Gas at the Receipt Points, provide compression, dehydration, and the other services, if any, shown in Schedule 3.7, and deliver Equivalent Quantities of Gas to the Delivery Points (the “Services”). The fees for the foregoing services are determined as follows:

3.2	Initial System Fee. For all of the Dedicated Gas received by Gatherer at the Receipt Points, Producers will pay Gatherer the fee (the “System Fee”) determined for that System each Month through December 31, 2014 in accordance with the methodology shown in Exhibit B. For the Eagle Ford Treating System, Producers will pay Gatherer the System Fee for Dedicated Gas received by Gatherer at the Receipt Points, net of any measured Gas Lift Gas volumes (as provided in Section 5.2 of this Base Contract), and treated at the treating facilities.

3.3	Redetermination of System Fee. Effective on each Redetermination Date, each System Fee will be redetermined and adjusted in accordance with the cost of service provisions set forth in Exhibit C-1, C-2, C-3, or C-4, as applicable (each, a “COS Calculation”). No later than January 31 of each Year beginning in 2015, Gatherer will send notice of the adjusted System Fee for such Year for each System, along with supporting documents for the calculations, to Producers. If Producers disagree with Gatherer’s calculations, Producers will have until February 28 of each Year (or until thirty (30) Days after receipt of the adjusted System Fee and supporting documents if later) to commence an audit of the relevant books and records of Gatherer used to conduct the COS Calculation. If the Parties cannot agree on the adjusted System Fee for a System prior to February 28 of such Year, the dispute will be resolved pursuant to Exhibit E-2, but in the interim the newly redetermined System Fee will be in effect, subject to adjustment and refund when the new System Fee is finalized.

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SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

3.4	Extended Term System Fee. Upon expiration of the Initial Term, Gatherer and Producers will attempt to agree on a new fixed System Fee for each System during the Renewal Term. If such Parties cannot agree upon a new fixed System Fee, then the System Fee during the initial six (6) Month period of the Renewal Term will be the simple average of the System Fee for each of the final ** Years of the Initial Term (recognizing that the System Fee for the final Year of the Initial Term will only be in effect for six (6) Months). Such calculated System Fee will continue in force during the Renewal Term subject to annual escalation effective January 1 of each subsequent Year, using the CPI Index, in proportion to the percentage change (the “Inflation Factor”) between (a) the twelve (12) Month average of the monthly CPI Index ending with June 30 of the preceding calendar Year and (b) the twelve (12) Month average of the monthly CPI Index ending with June 30 of the calendar Year before the preceding calendar Year. In no event will the adjustment result in a decrease in the System Fee. In the event the CPI Index ceases to be published without a designated replacement index, Producers and Gatherer will mutually agree to an alternative price index reasonably similar to the CPI Index.

3.5	Compression Fuel. If Gatherer installs electric compression, Gatherer will install electric metering for the compression to measure compression electricity separately from the remainder of electricity used elsewhere in Gatherer’s facilities. Gatherer will bill Producers each Month for, and Producers will pay, Producers’ allocated portion of electric costs used for electric compression of Dedicated Gas, and Gatherer will bill Producers. All other electric costs incurred by Gatherer for the System will be included in the COS Calculation as Operating Expenses. With Producers’ prior written approval, Gatherer may elect to use lean Gas instead of rich Gas for compression units on the System. If the Producers approve such use, the costs incurred by Gatherer to secure such lean Gas supply will be included in the COS Calculation. Gatherer will bill Producers each Month for, and Producers will pay, Producers’ allocated portion of the costs to purchase such lean Gas. Additionally, Producers shall have the right to provide lean Gas to Gatherer for Gatherer’s use in lieu of Gatherer purchasing such lean Gas.

3.6	Scavenger Fees. Until the first Day of the Month following the Month in which the ** is fully operational, Gatherer will bill Producers each Month for, and Producers will pay, Producers’ pro rata share of the direct costs incurred by Gatherer to treat Dedicated Gas for the removal of H2S using scavengers on the ** gathering sub-system, the ** gathering sub-system, and the ** gathering sub-system. All other direct costs incurred by Gatherer to treat Dedicated Gas for the removal of H2S using scavengers will be included in the COS Calculations.

3.7	Other Services. Gatherer will provide the additional services, if any, listed on Schedule 3.7 for Gas delivered by Producers hereunder. If additional services (other than services to gather, dehydrate, or compress Gas and those services listed in Schedule 3.7), are required to cause the Gas to conform to the Gas quality specifications set forth in Section 5.1 of the General Terms, then upon Producers’ election, either: (a) Producers will treat, process, or otherwise condition or conform the Gas upstream of the Receipt Points to meet the quality specifications, with Producers retaining any products recovered, or (b) Gatherer will furnish an estimated cost to conform the Gas and upon Producers approval, Gatherer will provide such service (with Producers retaining the net proceeds of any natural gas liquids resulting from such service) and the cost will be included in the System Fee calculated in accordance with the COS Calculation. If such additional services are only needed by a portion of the Dedicated Wells on the System (for example, H2S treating for a localized elevated H2S level across a portion of the System), Gatherer and Producers will arrive at a mutually agreeable methodology to charge only the affected Dedicated Wells prior to the service being provided which methodology will be designed not to increase the System Fee for Dedicated Wells not requiring the additional services.

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SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

4.	TERM.

This Contract will remain in effect for an initial term of twenty (20) years, beginning on the Effective Date and ending on June 30, 2032 (“Initial Term”), and will renew automatically for successive twelve (12) Month terms (“Renewal Term”) unless terminated by Producers or Gatherer by written notice to the other Party at least ninety (90) Days prior to the end of the Initial Term or any Renewal Term.

5.	SPECIAL PROVISIONS.

5.1	Equivalent Quantities. Gatherer will deliver Equivalent Quantities of Gas to Producers at the Delivery Points. Any cap on Fuel that applies to the System is shown in Exhibit F.

5.2	Gas Lift Operations. At the written request of Producers, Gatherer will install, own, and operate meters and other necessary facilities, pipe, and equipment at any Dedicated Well pad on lands within the Dedication Area to deliver Dedicated Gas from the Dedicated Well pad or, if there is insufficient Dedicated Gas from the Dedicated Well pad, other Gas for Gas Lift Operations (collectively, “Gas Lift Facilities”). At Producers’ request, Gatherer will relocate the Gas Lift Facilities to another Dedicated Well pad as directed by Producers if it is no longer in use at an existing pad. Producers will, within thirty (30) Days of invoicing, reimburse Gatherer for all costs incurred by Gatherer to install, operate, maintain, relocate, remove, and abandon any Gas Lift Facilities. Gatherer will not remove the meters at the Gas Lift Facilities without the prior written consent of Producers. Producers assume all risk of loss and liability for the Gas used for Gas Lift Operations. Each Day, Producers will adjust their nominations to specified Delivery Points such that the sum of the Receipt Point volumes for the gathering sub-system less the sum of measured Gas Lift Gas volumes in the gathering sub-system equals as nearly as is practicable, taking into account Fuel, L&U, and shrinkage due to Drip Liquids, the sum of the volumes at the delivery meters for the specified Delivery Points. If Gatherer reasonably believes that the sum of the Receipt Point volumes less the sum of measured Gas Lift Gas volumes will become negative on a gathering sub-system, then Gatherer shall have no further obligation to provide Gas for Gas Lift Operations hereunder until Producers and Gatherer have entered into a Liquids Balancing Agreement. Upon entering a Liquids Balancing Agreement, if the sum of the Receipt Point volumes less the sum of measured Gas Lift Gas volumes is negative, then Producers will be required to purchase Gas of substantially the same quality as the Dedicated Gas in order to meet such deficits, or gas imbalances will be cashed out at the Index Price and any component imbalances in such Gas will be cashed out in the manner provided in the Liquids Balancing Agreement. For billing and COS Calculation purposes, the volume at any Receipt Point (net of measured Gas Lift Gas volumes) will not be less than zero and Receipt Points will not be netted against others. Gas Lift Gas sourced from the pad will not be compressed, dehydrated, or treated by Gatherer and, accordingly, will not incur the System Fee.

5.3	Measurement Data.

(a)	Allocated Producers Data. Gatherer will make available to Producers, including through electronic access as available, information containing Producers’ previous Day’s volumes (in MMBTU) delivered to each Receipt Point, as well as daily Gas Lift Gas information for each Receipt Point. Gatherer will also provide Producers, including through electronic access as available, access to its preliminary daily measurement data for the Day that Dedicated Gas was actually received at each Receipt Point as allocated by the Dedicated Gas flow in MMBTU/Day to help Producers minimize Imbalances. All such information for a Day will be provided by Gatherer on or before forty-eight (48) hours after the end of such Day, unless Gatherer is unable to do so for reasons beyond its reasonable control, in which case Gatherer will provide Producers such data as soon as reasonably practicable under the circumstances.

Gas Gathering Contract - Page 9

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

(b)	Measurement Data. Gatherer will make available to Producers, including through electronic access as available, information containing the previous Day’s volumes (MMBTU) and a spot flow rate in MMBTU/Day at the time of the latest poll of the measurement station. All such information for a Day will be provided by Gatherer on or before two (2) hours after the end of such Day, unless Gatherer is unable to do so for reasons beyond its reasonable control, in which case Gatherer will provide Producers such data as soon as reasonably practicable under the circumstances.

5.4	Agency. For all purposes of this Contract, Producers appoint CEMI as their agent to receive and make all notices, invoices, payments, and other communications under this Contract from or applicable to Producers and to make, withhold, grant, and take all approvals, consents, decisions, and actions required or permitted of Producers under or in connection with this Contract. Gatherer will deal directly with CEMI for all matters under this Contract and will be fully protected, indemnified, and held harmless by Producers in acting in reliance upon any and all acts and things done or performed under this Contract by CEMI as Producers’ agent as fully and effectively as though Producers had done the same until Producers designate a different agent in writing to Gatherer. A Producer may, at any time, terminate CEMI as its agent in which event such Producer will notify Gatherer of the replacement agent, failing which Gatherer will be entitled to direct all notices and invoices to, and expect payment from, such Producer. If CEMI is terminated as agent for all Producers and a new agent is appointed and becomes subject to this Contract, or if CEMI no longer owns or Controls any Dedicated Gas or any Dedicated Properties, then CEMI will be relieved of any further liability under this Contract with respect to events, acts, or omissions arising after the effective date of the termination or the date CEMI no longer owns or Controls any Dedicated Gas or any Dedicated Properties.

5.5	Dedication Area Exchange.

(a)	If Producers wish to make a like-kind exchange of oil, gas, and mineral leases comprising Dedicated Properties (“Transferred Property”) for non-dedicated oil, gas, and mineral leases within the Dedication Area (“Received Property”) that have comparable Gas reserves, quantity, and quality as the Transferred Properties, and the Transferred Properties are not included in the Allocated Acreage for a Dedicated Well, then the Parties will discuss such proposed exchange. If Gatherer agrees to any such exchange, in its sole discretion, the Transferred Property will be released and no longer be Dedicated Properties, and the Received Property will then become Dedicated Properties.

(b)	If Gatherer does not agree to the proposed exchange, Producers may elect to exclude up to ** Net Acres of Received Properties from becoming Dedicated Properties under this Section 5.5, and the remainder of the Received Properties will become Dedicated Properties notwithstanding Gatherer’s rejection of the exchange.

[Signature Page Follows]

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SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

IN WITNESS WHEREOF, the Parties have executed this Contract to be effective as of the Effective Date.

PRODUCERS:		GATHERER:

CHESAPEAKE ENERGY MARKETING, INC.		MOCKINGBIRD MIDSTREAM GAS SERVICES, L.L.C.

By:	/s/ Domenic J. Dell’Osso, Jr.	By:	/s/ Domenic J. Dell’Osso, Jr.
Name:	Domenic J. Dell’Osso, Jr.	Name:	Domenic J. Dell’Osso, Jr.
Title:	Executive Vice President & Chief Financial Officer	Title:	Executive Vice President and Chief Financial Officer

CHESAPEAKE EXPLORATION, L.L.C.

By:	/s/ Domenic J. Dell’Osso, Jr.
Name:	Domenic J. Dell’Osso, Jr.
Title:	Executive Vice President and Chief Financial Officer

CHESAPEAKE OPERATING, INC.

By:	/s/ Domenic J. Dell’Osso, Jr.
Name:	Domenic J. Dell’Osso, Jr.
Title:	Executive Vice President and Chief Financial Officer

Signature Page to Gas Gathering Agreement

Gas Gathering Contract - Page 11

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

List of Exhibits and Schedules

Exhibits:

Exhibit A-1	-	Definitions and Notice Information
Exhibit A - 2	-	General Terms and Conditions
Exhibit B	-	Dedication Area, Dedicated Wells, System Fee and Receipt and Delivery Points
Exhibit B - 1	-	Prior Dedications
Exhibit C - 1	-	COS Calculation - Eagle Ford Rich Gas
Exhibit C - 2	-	COS Calculation - Eagle Ford Deep Oil
Exhibit C - 3	-	COS Calculation - Eagle Ford Shallow Oil
Exhibit C - 4	-	COS Calculation - Eagle Ford Treating
Exhibit D	-	Memorandum of Contract
Exhibit E - 1	-	Dispute Resolution Procedures
Exhibit E - 2	-	Expert Dispute Resolution Procedures
Exhibit F	-	\Pressure, Additional Wells, Fuel Caps

Schedules:

Schedule 1.5	-	System
Schedule 3.7	-	Other Services

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SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

EXHIBIT A-1

DEFINITIONS AND NOTICE INFORMATION

1.	DEFINITIONS AND INTERPRETATION.

The terms set forth below will have the meanings given to them below:

1.1	“Acceptable Letter of Credit” means one or more direct-pay, irrevocable, standby letters of credit (i) issued by Union Bank, N.A., Wells Fargo Bank, National Association, The Royal Bank of Scotland plc, or BNP Paribas, or (ii) from a major U.S. commercial bank or a foreign bank with a U.S. branch office in either case having a credit rating of at least “**” (or its equivalent successor rating) from Standard & Poor’s Corporation or “**” (or its equivalent successor rating) from Moody’s Investor Services, Inc.

1.2	“Additional Wells” has the meaning given to it in Section 2.5 of the General Terms.

1.3	“Adequate Assurance of Performance” has the meaning given it in Section 8.4 of the General Terms.

1.4	“Affiliate” means, with respect to a particular Person, any other Person who is Controlled by, under common Control with, or in Control of, such particular Person. For purposes of this definition, Gatherer will not be considered an Affiliate of any Producer or any of their other Affiliates and neither Producers nor any of their Affiliates will be considered an Affiliate of Gatherer.

1.5	“Allocated Acreage” means, with respect to each Dedicated Well, either: (a) the conservation or other statutory unit formed for such Dedicated Well; (b) in the absence of a conservation or other statutory unit, the contractual pooled unit, if any, formed for such Dedicated Well; or (c) in the case of a Dedicated Well drilled, operated, and produced on a lease basis in the absence of a conservation or other statutory unit or a contractual pooled unit, the maximum quantity of acreage surrounding such Dedicated Well required under the well spacing, density, or prorationing rules and regulations promulgated by the governmental authority having jurisdiction and applicable to such Dedicated Well.

1.6	“Applicable Formations” means the stratigraphic equivalent of that formation found in the Edwin L. Cox and Barry R. Cox Ehlert EO No. 1 well (API #42-283-309470000), located in Section 19, Block 4, I&GN RR Survey, Abstract No. 345, La Salle County, Texas, with the top at the measured depth of 7,485 feet and the base at the measured depth of 7,654 feet, recognizing that the actual depth will vary across the Dedication Area.

1.7	“BBTU” means one billion (1,000,000,000) BTU.

1.8	“BTU” means one (1) British Thermal Unit, which is the amount of heat energy needed to raise the temperature of one avoirdupois pound of water from 58.5 degrees Fahrenheit to 59.5 degrees Fahrenheit at a constant pressure of 14.73 PSIA.

1.9	“Base Contract” means the Gas Gathering Contract executed by the Parties that incorporates this Exhibit A-1 and the General Terms and the other Schedules and Exhibits by reference.

1.10	“Business Day” means any Day except Saturday, Sunday, or any Federal Reserve Bank holiday.

1.11	“CEMI” has the meaning given to it in the preamble of the Base Contract.

Exhibit A-1 - Page 1

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

1.12	“Change of Control” means (i) as to any Producer an event that causes such Producer to cease to be Controlled by Chesapeake Energy Corporation; provided that an event that causes Chesapeake Energy Corporation to be Controlled by another Person will not constitute a Change of Control and (ii) as to Gatherer an event that causes Gatherer to no longer be Controlled by Access Midstream Partners, L.P.; provided that an event that causes Access Midstream Partners, L.P. to be Controlled by another Person will not constitute a Change of Control.

1.13	“Claims” means, collectively, all claims, losses, liabilities, damages, fines, penalties, costs, or expenses, including reasonable attorneys’ fees and court costs.

1.14	“Contract” has the meaning given to it in the preamble of the Base Contract.

1.15	“Control” or “Controlled” means (a) with respect to a Person, the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities or other beneficial interests, by contract or otherwise and (b) with respect to Gas, Gas owned by Persons other than Producers or their Affiliates, and produced from the Dedicated Properties through Dedicated Wells during the period that one or more of Producers or their Affiliates has the contractual right (pursuant to a marketing, agency, operating, unit or similar agreement) to market or deliver such Gas. “Controlled” will have a correlative meaning.

1.16	“COS Calculation” has the meaning given to it in Section 3.3 of the Base Contract.

1.17	“CPI Index” means the Consumer Price Index - All Urban Consumers as published by the United States Department of Labor Bureau of Labor Statistics.

1.18	“Cubic Foot of Gas” or “Cubic Foot” means the amount of Gas necessary to fill one cubic foot of space at a base pressure of fourteen and seventy-three hundredths (14.73) PSIA and at a base temperature of sixty degrees Fahrenheit (60°F).

1.19	“Day” means a period beginning at 9:00 a.m. Central Time and ending at 9:00 a.m. Central Time on the following calendar day, or any other 24-hour period designated by Gatherer to conform to any Downstream Transporter’s nomination procedures.

1.20	“Dedicated Gas” has the meaning given to it in Section 1.1(c) of the Base Contract.

1.21	“Dedicated Properties” has the meaning given to it in Section 1.1(b) of the Base Contract.

1.22	“Dedicated Wells” has the meaning given to it in Section 1.1(d) of the Base Contract.

1.23	“Dedication Area” has the meaning given to it in Section 1.1(a) of the Base Contract.

1.24	“Delivery Assets” has the meaning given to it in Section 2.2 of the Base Contract.

1.25	“Delivery Points” has the meaning given to it in Section 2.2 of the Base Contract.

1.26	“Downstream Transporter” means the pipeline or pipelines into which Dedicated Gas moved under the Contract will be delivered at the Delivery Points.

1.27	“Drip Liquids” means all distillates, condensate, and other hydrocarbon liquids that are collected by Gatherer between the Receipt Points and the Delivery Points.

1.28	“EBB” has the meaning given to it in Section 3.3 of the General Terms.

1.29	“Effective Date” has the meaning given to it in the preamble of the Base Contract.

Exhibit A-1 - Page 2

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

1.30	“EFM” has the meaning given to it in Section 7.2 of the General Terms.

1.31	“Equivalent Quantities” means the quantity of Gas, in MMBTU, received by Gatherer from Producers at the Receipt Points (net of any measured Gas Lift Gas volumes), less the Fuel, L&U, and shrinkage due to Drip Liquids collected on the System.

1.32	“Existing DT” has the meaning given to it in Section 2.2(b) of the Base Contract.

1.33	“Force Majeure” has the meaning given to it in Section 9.1(b) of the General Terms.

1.34	“Fuel” means Gas used by Gatherer to operate compressors, dehydrators, treaters, and related equipment and facilities on the System.

1.35	“Gas” means a mixture of hydrocarbons and noncombustible gases in a gaseous state consisting primarily of methane.

1.36	“Gas Lift Gas” means Gas used for the sole purpose of Gas Lift Operations for a Dedicated Well.

1.37	“Gas Lift Facilities” has the meaning given to it in Section 5.2 of the Base Contract.

1.38	“Gas Lift Operations” means operations to inject Gas near the bottom of a Dedicated Well to aerate and lighten the liquids column and increase production of liquids from such Dedicated Well.

1.39	“Gatherer” has the meaning given to it in the preamble of the Base Contract.

1.40	“General Terms” has the meaning given to it in the preamble of the Base Contract.

1.41	“Gross Heating Value” means the total calorific value (expressed in BTU’s) obtained by the complete combustion, at constant pressure, of the amount of Gas which would occupy a volume of one Cubic Foot at a temperature of 60°F, and at a reference pressure equal to 14.73 PSIA and under standard gravitational force (980.665 cm per second per second) with air of the same temperature and pressure as the Gas, when the products of combustion are cooled to the initial temperature of the Gas and air and when the water formed by combustion is condensed to the liquid state. The Gross Heating Value so determined will be corrected assuming saturation at flowing conditions, expressed in Btu per Cubic Foot and reported at the constant base pressure of 14.73 PSIA; provided, however, that if the water vapor content of the Gas delivered is 7 pounds or less per one million (1,000,000) Cubic Feet, the Gas will be assumed to be dry. The BTU’s contained in hydrogen sulfide or other non-hydrocarbon components will be excluded in any calculation of the number of BTU’s contained in Gas under this Contract.

1.42	“Imbalance” means the Equivalent Quantities minus Producers’ Scheduled Nomination at the Delivery Points for the same time period.

1.43	“Index Price” means the index price found in Inside FERC’s Gas Market Report for the applicable Month, under the headings “Prices of Spot Gas Delivered to Pipelines” (in US$/MMBTU), “**,” or if such index price is no longer published, any index price generally accepted within the industry and mutually agreeable to the Parties.

1.44	“Inflation Factor” has the meaning set forth in Section 3.4 of the Base Contract.

1.45	“Initial Term” has the meaning given to it in Section 4 of the Base Contract.

Exhibit A-1 - Page 3

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

1.46	“L&U” means Producers’ pro rata share of the MMBTU, or MMBTU equivalent, of Gas for any non-Fuel system loss, including, but not limited to, variation in line pack, measurement inaccuracy, blowdowns, vents, and line losses.

1.47	“Liquids Balancing Agreement” has the meaning given to it in Section 2.8 of the Base Contract.

1.48	“MCF” means one thousand (1,000) Cubic Feet of Gas.

1.49	“MMBTU” means one million (1,000,000) BTU.

1.50	“MMCF” means one million (1,000,000) Cubic Feet of Gas.

1.51	“Month” means a period beginning at 9:00 a.m. on the first calendar Day of a calendar month and ending at 9:00 a.m. on the first calendar Day of the next succeeding calendar month.

1.52	“Net Acres” means, as computed separately with respect to each lease covering acreage dedicated to this Contract, (a) the number of gross acres in the lands covered by such lease, multiplied by (b) the undivided percentage interest in hydrocarbons in the Applicable Formations covered by such lease in such lands, multiplied by (c) the working interest of any Producer in the lease.

1.53	“Non-Conforming Gas” means any Gas tendered by Producers at any Receipt Point that does not conform to the requirements of Section 5.1 of the General Terms.

1.54	“Participant” has the meaning given to it in Section 1.4 of the Base Contract.

1.55	“Party” or “Parties” has the meaning given to it in the preamble of the Base Contract.

1.56	“Person” means any individual, partnership, limited partnership, joint venture, corporation, limited liability company, estate, custodian, trustee, executor, administrator, nominee, representative, unincorporated organization, sole proprietorship, trust, employee benefit plan, tribunal, governmental entity, department or agency or other entity.

1.57	“Priority 1 Service” has the meaning given to it in Section 2.4 of the Base Contract.

1.58	“Priority 1 Gas” has the meaning given to it in Section 2.4(b) of the Base Contract.

1.59	“Priority 2 Service” means the level of service for each of gathering, compression, dehydration, and treating on the System and delivery to the Delivery Points that is secondary only to Priority 1 Service on the System.

1.60	“Producers” has the meaning given to it in the preamble of the Base Contract.

1.61	“PSIA” means pounds per square inch absolute.

1.62	“PSIG” means pounds per square inch gauge.

1.63	“Receipt Points” has the meaning given to it in Section 2.1 of the Base Contract.

1.64	“Renewal Term” has the meaning given to it in Section 4 of the Base Contract.

1.65	“Royalties” has the meaning given to it in Section 4.3 of the General Terms.

1.66	“Scheduled Nomination” has the meaning given to it in Section 3.3 of the General Terms.

1.67	“Services” has the meaning given to it in Section 3.1 of the Base Contract.

Exhibit A-1 - Page 4

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

1.68	“System” has the meaning given to it in Section 1.5 of the Base Contract.

1.69	“System Fee” has the meaning given to it in Section 3.2 of the Base Contract.

1.70	“Subject Gas” has the meaning given to it in Section 1.1(c) of the Base Contract.

1.71	“Third Party” means any Person other than Gatherer, Producers, or their Affiliates.

1.72	“Third Party Gathering System” has the meaning given to it in Section 2.2(b) of the Base Contract.

1.73	“Third Party Well” means any well that does not produce Dedicated Gas.

1.74	“Volume Forecast” has the meaning given to it in Exhibit C-1, C-2, C-4, C-4, as applicable.

1.75	“Year” means, unless the context provides otherwise, the period commencing at the beginning of the Day on January 1 of each calendar Year and continuing through the end of the Day that commences on December 31 of the same calendar Year.

In this Contract (a) definitions in the singular also import the plural, and vice-versa, where the context requires; (b) references to time will be construed as referring to the time prevailing at the Receipt Points unless otherwise specified (for example, the definition of Day); (c) “including” will mean including by way of example, and not of limitation; (d) the headings to the various Sections are included for convenience of reference only and will have no effect on, or be deemed as a part of the text of, this Contract; (e) references to “person(s)” includes corporations and other legal or juristic entities recognized as having an existence in law; and (f) references to “Sections” will be construed as references to Sections of this Contract and not to those of any other document unless the context states otherwise; and (g) in the event of an inconsistency or conflict between the General Terms and the provisions of Section 5 (Special Provisions) of the Base Contract, the provisions of the Section 5 (Special Provisions) will prevail.

2.	NOTICES, INVOICES AND PAYMENTS.

Notices, invoices, and payments will be sent to the Parties as follows:

Notices

Producers		Gatherer

Name:	Chesapeake Energy Marketing, Inc.	Name:	Mockingbird Midstream Gas Services, L.L.C.
Address:	6100 N. Western Avenue	Address:	525 Central Park Drive
	Oklahoma City, OK 73118		Oklahoma City, OK 73105
Attention:	CEMI Contract	Attention:	Contract Administration
Phone:	(405) 935-8000	Phone:	(405) 935-8429
Fax:	(405) 849-0034	Fax:	(405) 849-8429

Invoices and Payments

Name:	Chesapeake Energy Marketing, Inc.	Name:	Mockingbird Midstream Gas Services, L.L.C.
Address:	6100 N. Western Avenue	Address:	525 Central Park Drive
	Oklahoma City, OK 73118		Oklahoma City, OK 73105
Attention:	CEMI Accounting	Attention:	Gas Accounting
Phone:	(405) 935-8000	Phone:	(405) 935-7161
Fax:	(405) 849-0034	Fax:	(405) 849-7161

Exhibit A-1 - Page 5

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

EXHIBIT A-2

GENERAL TERMS AND CONDITIONS

1.	INCORPORATION OF GENERAL TERMS.

These General Terms are incorporated into and are part of the Contract.

2.	CONSTRUCTION AND OWNERSHIP OF FACILITIES AND CONNECTION OF ADDITIONAL WELLS.

2.1	Producers’ Facilities. Producers, at their sole cost and expense, will, as to all Dedicated Wells, construct, install, maintain, and operate any and all facilities and equipment necessary for the proper, safe, and efficient operation of the Dedicated Wells and to enable Producers to make delivery of the Dedicated Gas to Gatherer at the Receipt Points for the Dedicated Wells (such equipment to include the valves and fittings necessary to permit Gatherer to make its connection at the Receipt Points for separate wellhead gas and flash gas where applicable and pressure relief valves to protect equipment from excessive delivery pressures) in accordance with this Contract. Producers will not be required to install or maintain compression facilities to enable Dedicated Gas to be delivered to a Receipt Point.

2.2	Gatherer’s Facilities. Gatherer, at its sole cost and expense, subject to Section 5 of Exhibit C-1, C-2, C-3, or C-4, as applicable, will construct, install, maintain, and operate any and all facilities and equipment necessary to accept Dedicated Gas at the Dedicated Well pad location of each Receipt Point, gather, compress, dehydrate, and provide the other services shown in Schedule 3.7 for Dedicated Gas, and will deliver Equivalent Quantities of Dedicated Gas at each Delivery Point in accordance with this Contract.

2.3	Ownership. All material and equipment furnished and installed by Gatherer will remain the property of Gatherer, and all material and equipment furnished and installed by Producers will remain the property of Producers. Each Party will have the right to remove equipment installed by it within a reasonable time after termination of this Contract.

2.4	Right of Way.

(a)	Upon written request from Gatherer, Producers will grant Gatherer the right to lay and maintain lines and install equipment, according to Producers’ then-current construction standards, on leases from which Dedicated Gas is produced that are necessary for the receipt of the Dedicated Gas, and Gatherer or Gatherer’s designee will have the right of free entry thereon during the term of this Contract; but (i) only to the extent Producers’ leases or rights so permit, and (ii) only to the extent Gatherer’s activities on the relevant lands do not unreasonably interfere with Producers’ operations, in Producers’ sole discretion. If it becomes necessary to relocate Gatherer’s pipeline and equipment, in the sole discretion of Producers, Gatherer will relocate such pipeline and equipment at Gatherer’s cost and expense, which cost and expense will be included in the COS Calculation. Gatherer will indemnify, release, defend and hold harmless Producers and their Affiliates from any and all claims arising out of or incident to Gatherer’s use of such lands pursuant to this Section 2.4(a), WITHOUT REGARD TO WHETHER THE ACT, OCCURRENCE, OR CIRCUMSTANCE GIVING RISE TO ANY SUCH INDEMNIFICATION OBLIGATION IS THE RESULT OF THE SOLE, ACTIVE, PASSIVE, CONCURRENT OR COMPARATIVE NEGLIGENCE, STRICT LIABILITY, BREACH OF DUTY (STATUTORY OR OTHERWISE), OR OTHER FAULT OF OR VIOLATION OF ANY LAW BY ANY SUCH INDEMNIFIED PERSON OR ENTITY, PROVIDED THAT NO SUCH INDEMNIFICATION WILL BE APPLICABLE TO THE EXTENT OF ANY GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF THE INDEMNIFIED PERSON OR ENTITY.

Exhibit A-2 - Page 1

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

(b)	Gatherer will grant Producers the right to lay and maintain water lines and install related equipment, according to Gatherer’s then-current construction standards, on rights of way owned by Gatherer within the Dedication Area that are necessary for Producers’ operations related to the Dedicated Gas, and Producers or their designee will have the right of free entry thereon during the term of this Contract, but, (i) only to the extent Gatherer’s rights so permit, and (ii) only to the extent Producers’ activities on the relevant lands do not unreasonably interfere with Gatherer’s operations in Gatherer’s sole discretion. If it becomes necessary to relocate Producers’ pipeline and equipment, in the sole discretion of Gatherer, Producer will relocate such pipeline and equipment at Producers’ sole cost and expense. Producers will indemnify, release, defend and hold harmless Gatherer and its Affiliates from any and all claims arising out of or incident, to Producers’ use of such rights of way pursuant to this Section 2.4(b), WITHOUT REGARD TO WHETHER THE ACT, OCCURRENCE, OR CIRCUMSTANCE GIVING RISE TO ANY SUCH INDEMNIFICATION OBLIGATION IS THE RESULT OF THE SOLE, ACTIVE, PASSIVE, CONCURRENT OR COMPARATIVE NEGLIGENCE, STRICT LIABILITY, BREACH OF DUTY (STATUTORY OR OTHERWISE), OR OTHER FAULT OF OR VIOLATION OF ANY LAW BY ANY SUCH INDEMNIFIED PERSON OR ENTITY, PROVIDED THAT NO SUCH INDEMNIFICATION WILL BE APPLICABLE TO THE EXTENT OF ANY GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF THE INDEMNIFIED PERSON OR ENTITY.

2.5

Additional Wells. On or before the 15th Day of each Month, Producers, if a Producer or an Affiliate of a Producer is the well operator, will provide to Gatherer a report that provides: (a) good faith estimates of the expected spud dates, rig release dates, and dates for connection to the System of Dedicated Wells during the ** Month period following the Month in which the report is provided (“Additional Wells”), with the understanding that if data for ** Months is not available, Producers will provide as much data as is available and will provide the additional data as soon as it is available and with the further understanding that in no event will Producers provide the required information for less than ** Months following the Month in which the report is provided; (b) the location of each of the Additional Wells and their respective pads; and (c) actual dates of the commencement of operations which occurred in the immediately prior Month. Gatherer will connect such Additional Wells in the manner provided in Exhibit F.

3.	DOWNSTREAM TRANSPORTERS, NOMINATIONS AND PRIORITY.

3.1	Responsibility. Producers will have the sole responsibility for delivering the Dedicated Gas to the Receipt Points. Gatherer will have the sole responsibility for accepting the Dedicated Gas from the Receipt Points and delivering Equivalent Quantities to the Delivery Points.

3.2	Transport Rules. The Parties recognize that Gatherer must coordinate its actions with those of the Downstream Transporters. Accordingly, the Parties will negotiate in good faith to modify the provisions of this Contract through an amendment in order to implement standards adopted by the Downstream Transporters after the Effective Date or to otherwise harmonize the provisions of this Contract with the operating procedures, conditions, rules and tariffs of any Downstream Transporter.

3.3

Gas Nominations. At or before 11:00 a.m. on the Business Day before the earliest first-of-Month nomination deadline for all Downstream Transporters, or 3 Days before the next Month, whichever is earlier, Producers will submit to Gatherer a nomination via Gatherer’s electronic bulletin board (“EBB”), or when such EBB is unavailable, via email, specifying in MMBTU the quantity of Gas Producers propose to deliver to each Receipt Point and Delivery Point during the next Month. The nomination will include: (a) Producers’ name(s) and Gatherer’s contract number; (b) the daily quantity of Gas to be delivered to Gatherer at each Receipt Point; (c) the quantity of Gas to be delivered by Gatherer to each Delivery Point and further designating the quantity of Gas for which Priority 1 Service is requested and the quantity for which Priority 2

Exhibit A-2 - Page 2

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

Service is requested; (d) start and end dates for such nominations; and (e) all upstream and downstream shipper codes associated with such nominations. The aggregate quantity listed on Producers’ Receipt Point nominations will, as nearly as is practicable taking into account Gas Lift Gas volumes, Fuel, L&U and shrinkage due to Drip Liquids, equal the aggregate quantity listed on Producers’ Delivery Point nominations each Day. If Gatherer determines that there exists sufficient capacity on the System to permit Producers’ nomination to be accepted at the Receipt Points and delivered at the Delivery Points, Gatherer will confirm Producers’ nominated quantity by email or facsimile (in each case, a “Scheduled Nomination”); otherwise Producers will revise their prevailing nomination. Producers will be entitled to revise their Scheduled Nomination for the remainder of a Month at any time during such Month, subject to capacity availability on the System and on the systems of the Downstream Transporters. Any revision to the Scheduled Nomination will be effective with such notice as will be necessary in order for the Downstream Transporter to take the revised nominations into account. If any discrepancy exists between Producers’ Scheduled Nomination and the quantity confirmed by the Downstream Transporter at any Delivery Point, then Gatherer will notify Producers and Producers will be responsible for correcting the discrepancy and will timely re-nominate the corrected quantity. In the event that the discrepancy is not resolved on a timely basis, Producers’ Scheduled Nomination will be deemed to be equal to the lesser of the delivery quantity nominated by Producers or the quantity confirmed by the Downstream Transporter. Notwithstanding anything herein to the contrary, Gatherer will not be obligated to provide service on any Day on which Producers do not make a timely and properly matched nomination pursuant to the procedures in this Contract.

3.4	Maintain Balance. Producers will be responsible for the marketing, scheduling, nominating, and nomination adjustments required each Month with the Downstream Transporter. Producers will use commercially reasonable efforts to keep all Imbalances to a minimum and will not intentionally create or fail to avoid any Imbalances in order to take advantage of changes in the market price of Gas. Gatherer will be entitled to manage its receipts from and deliveries to Producers so as to keep any Imbalances as near to zero (0) as practicable, in its sole discretion. Imbalances will be carried over from Month to Month. If Downstream Transporter requires Gatherer to cash out Imbalances or imposes a penalty for any Imbalance, then Producers will pay to Gatherer, or receive from Gatherer, Producers’ pro rata share of the Imbalance cash-out amount and penalty. If the Downstream Transporter requires Gatherer to resolve Imbalances by in-kind balancing, then Producers will adjust Producers’ nomination to comply with Downstream Transporter’s requirements.

4.	TAXES AND ROYALTIES.

4.1	Charges. Producers will pay or cause to be paid, and agree to indemnify, defend, and hold Gatherer harmless from and against the payment of, all taxes, fees, charges, or impositions of every kind and character with respect to Dedicated Gas and the handling thereof prior to receipt thereof by Gatherer at the Receipt Points and after redelivery thereof by Gatherer at the Delivery Points. Subject to Section 4.2, Gatherer will pay or cause to be paid all taxes, fees, charges, or impositions, if any, imposed upon Gatherer for the activity of gathering Dedicated Gas after receipt at the Receipt Point and prior to redelivery thereof by Gatherer at the Delivery Points.

4.2

Taxes and Assessments. Producers will reimburse Gatherer for Producers’ allocable share of any new, additional, increased, or subsequently applicable taxes assessments, fees or other charges implemented or imposed after the Effective Date that are lawfully levied on or paid by Gatherer with respect to its performance under this Contract or on any part of the System, including any such assessments, fees or other charges arising from any carbon tax or cap and trade law, rule or regulation adopted after the Effective Date but excluding any income taxes. Producers’ allocable share of any such amounts will be based on the ratio that Producers’ Dedicated Gas (expressed in MMBTU) received at the Receipt Points in the State or States in

Exhibit A-2 - Page 3

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

which such amounts are imposed bears to the total volume of Gas (expressed in MMBTU) received at all System receipts points in such State or States, in each case during the applicable period for which such taxes, assessments, fees or other charges are incurred or imposed, as the case may be. To the extent that any of Gatherer’s activities pursuant to this Contract produce or result in the generation of or otherwise qualify for any emission reduction credits or emission offset credits or bonus emission allowances (collectively, “Greenhouse Gas Credits”) and Producers have paid for an allocable share of the costs of such activities pursuant to this Section 4.2, then Producers will be entitled to receive, and Gatherer will obtain and convey to Producers, its allocable share of any such Greenhouse Gas Credits, to the extent permitted by applicable law. Gatherer will, as soon as practicable, notify Producers following Gatherer obtaining knowledge of any increase in or any new taxes, assessments or fees or other charges in order to afford Producers the opportunity to contest any such charges and Gatherer agrees to cooperate with Producers in the event Producers elect to do so.

4.3	Royalties. As between the Parties, Producers are responsible and liable for the payment of all royalties, overriding royalties, bonus payments, production payments, payments for interests in production, and other payments due on production in any way relating to or concerning the Dedicated Gas (“Royalties”). Gatherer will have no responsibility or liability for, and, as between the Parties, Producers assume full responsibility and liability for all Royalties, and will indemnify, defend, and hold Gatherer harmless from any and all Claims of any kind or character concerning Royalties.

5.	QUALITY.

5.1	Specifications.

(a)	The Gas delivered by Producers to Gatherer at each Receipt Point (i) will be commercially free of objectionable odors, dust, rust, gum, gum forming constituents, free liquids, corrosion inhibitors, chemicals, treating chemicals, antifreeze agents, and all matters (other than those which comply with the specifications stated in clause (iii) below) that might adversely affect its merchantability or Gatherer’s or Downstream Transporter’s pipeline facilities; (ii) will not contain any substance (other than those which comply with the specifications stated in clause (iii) below) that is determined to be, or that would be classified as a contaminant or hazardous waste or substance under the Resource Conservation and Recovery Act, 42 U.S.C. Section 1857, et seq., as amended from time to time, the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. Section 9601, et seq., as amended from time to time, and the regulations issued thereunder, including, but not limited to, 40 C.F.R. Parts 302 and 355, together with any other applicable state or federal environmental, health, or safety standards; and (iii) will conform to the most stringent quality specifications of any Downstream Transporter (with the exception of water vapor and the contaminants being treated by Gatherer as shown in Schedule 3.7).

(b)	Except for any treating services shown in Schedule 3.7 to be provided by Gatherer and as provided in Section 5.1(c) below, Gatherer will not treat Dedicated Gas and will have no obligation to deliver Gas that fails to meet the specifications of any Downstream Transporter.

(c)	If any Downstream Transporter adopts quality specifications required at any Delivery Point that are more stringent than the specifications at which Gatherer is delivering Gas to the Downstream Transporter, Gatherer will provide an estimate to Producers of the cost to install any additional facilities necessary to enable Gatherer to meet the Downstream Transporter’s specifications for Producers’ Gas. If Producers agree to reimburse Gatherer for the incremental costs and expenses associated with those additional facilities, Gatherer will construct, install and operate the additional facilities, and such agreed costs and expenses will be included in the COS Calculation.

Exhibit A-2 - Page 4

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

5.2	Non-Conforming Gas.

(a)	If Gatherer is aware that Producers have tendered Non-Conforming Gas at any Receipt Point, Gatherer will notify Producers of the Non-Conforming Gas as soon as is reasonably practicable. Gatherer may, in addition to exercising any remedies available to it (including those provided by Sections 6.2 and 6.3 of these General Terms), refuse to accept delivery of Non-Conforming Gas; provided that, other than with respect to hydrogen sulfide, Gatherer will use commercially reasonable efforts to blend the Non-Conforming Gas with other Gas in its System so that it meets the applicable specifications. If the Non–Conforming Gas cannot be brought into compliance with blending, then Gatherer will, subject to Section 6.2 of these General Terms, continue to accept and redeliver the Non-Conforming Gas to any Delivery Points that will accept it, so long as Gatherer, in its reasonable discretion, determines that no harm will be done to the System, no harm will be done to other shippers on the System or their Gas, and no other shipper will be prevented from nominating Gas to its preferred Delivery Point.

(b)	If Gatherer determines that the blending option described above is not feasible, then Producers may: (i) request Gatherer submit a proposal to bring such Gas into conformity with applicable specifications, and if approved by Producers, will proceed with such proposal and all costs will be included in the COS Calculation; or (ii) install any necessary equipment upstream of the Receipt Point in order to bring the Non-Conforming Gas into conformity in accordance with this Contract.

(c)	The acceptance by Gatherer of Gas that does not meet the specifications of this Section will not be deemed a waiver of its right to require future deliveries to conform to said specifications, nor does the acceptance, knowing or unknowing, of Non-Conforming Gas constitute a waiver for any claim for damage, defense, or indemnity resulting from accepting, or otherwise caused by, Non-Conforming Gas, except that if Gatherer knowingly accepts Non-Conforming Gas, then Producers will not be liable for any claim for damage to Gatherer’s System resulting from the Non-Conforming Gas. Producers’ indemnity to Gatherer in Section 6.2 of these General Terms will remain in effect in respect of any damage to third parties resulting from the Non-Conforming Gas, whether or not Gatherer knowingly accepts the Non-Conforming Gas.

(d)	Producers will be responsible for payment to Gatherer for their allocable share of the third party costs incurred and paid by Gatherer for handling and disposal of associated saltwater and other objectionable liquids (excluding liquids collected during normal routine pigging operations) if Producers deliver those liquids into the System, with all such costs being allocated among all shippers on the System on a Monthly basis based on the quantities of Gas delivered by each shipper to the System during that Month compared to the total quantities of Gas delivered by all shippers to the System during that Month.

6.	REPRESENTATION, WARRANTY, INDEMNITY, TITLE, RESPONSIBILITY FOR INJURY.

6.1	Dedicated Gas. Producers represent and warrant that, with respect to the Gas tendered by Producers at any Receipt Point, they have and that they will have, at the time of Gatherer’s receipt of Gas at the Receipt Points, to the best of their knowledge, complied with all applicable environmental, health, and safety statutes and regulations. Producers warrant that they will have, at the time of Gatherer’s receipt of Gas at the Receipt Points, good title to or the full right and authority to tender such Gas to Gatherer free and clear of any liens, encumbrances, and claims that will have an adverse impact on Gatherer. Title to the Gas (except for Fuel and L&U, for which title will pass at the Receipt Points) will remain with Producers. Producers will indemnify Gatherer and hold it harmless from any and all Claims related to the foregoing and claims of any and all persons to the Gas delivered pursuant to this Contract at the Receipt Points.

Exhibit A-2 - Page 5

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

6.2	Producer Responsibility. Other than Claims for damage to Gatherer’s System resulting from Non-Conforming Gas that Gatherer knowingly accepted (as provided in Section 5.2(c) of these General Terms), Producers will be responsible and pay for any and all Claims caused by, resulting from, or attributable to any Non-Conforming Gas, including, but not limited to, the costs associated with the cleanup and repair of the System and the facilities of others affected by such Non-Conforming Gas. Except as provided in the immediately preceding sentence, Producers will release, defend, indemnify, and hold Gatherer, its Affiliates, and its and their officers, employees, and agents harmless from and against any and all Claims arising from personal injury, death, damage, pollution or contamination, or violation of or the need to comply with any applicable law, regulation, or other legal requirements, caused by, resulting from, or attributable to Non-Conforming Gas; WITHOUT REGARD TO WHETHER THE ACT, OCCURRENCE, OR CIRCUMSTANCE GIVING RISE TO ANY SUCH INDEMNIFICATION OBLIGATION IS THE RESULT OF THE SOLE, ACTIVE, PASSIVE, CONCURRENT OR COMPARATIVE NEGLIGENCE, STRICT LIABILITY, BREACH OF DUTY (STATUTORY OR OTHERWISE), OR OTHER FAULT OF OR VIOLATION OF ANY LAW BY ANY SUCH INDEMNIFIED PERSON, PROVIDED THAT NO SUCH INDEMNIFICATION WILL BE APPLICABLE TO THE EXTENT OF ANY GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF THE INDEMNIFIED PERSON.

6.3	Possession and Control. Under this Contract, Producers will be in exclusive control and possession of the Gas until such Gas has been received by Gatherer at the Receipt Points and after redelivery of the Gas by Gatherer to Producers at the Delivery Points. Under this Contract, Gatherer will be in exclusive control and possession of the Gas between the Receipt Points and Delivery Points. The Party that is in exclusive control and possession of the Gas will be responsible for all injury, damage, pollution or contamination, or violation of or the need to comply with any applicable law, regulation, or legal requirement caused thereby, except (a) to the extent attributable to the gross negligence or willful misconduct of the other Party and (b) with respect to Non-Conforming Gas (for which Producers will retain all liability arising from the Non-Conforming Gas except as provided in Sections 5.2(c) and 6.2 of these General Terms with regard to Gatherer’s knowing acceptance of Non-Conforming Gas). Further, but also subject to Section 6.2 of these General Terms, the Party having responsibility for Gas under the preceding sentences (except to the extent such Gas is Non-Conforming Gas, for which Producers will retain all liability arising from the Non-Conforming Gas except as provided in Sections 5.2(c) and 6.2 of these General Terms with regard to Gatherer’s knowing acceptance of Non-Conforming Gas), will release, defend, indemnify, and hold the other Party, its Affiliates, and its and their officers, employees, and agents harmless from and against any and all Claims arising from (i) actual and alleged loss of Gas (other than Fuel and L&U, provided that this exclusion of Fuel and L&U will not prejudice the terms and conditions of Section 5.1 of the Base Contract addressing any applicable caps on Fuel and L&U); (ii) personal injury, death, damage, pollution or contamination, or violation of or the need to comply with any applicable law, regulation, or other legal requirements, caused by Gas deliverable under this Contract while such Gas was in the control and possession of the Party as set forth in this Section 6.3; or (iii) personal injury, death, damage, pollution or contamination, or violation of or the need to comply with any applicable law, regulation, or other legal requirements arising out of the Party’s facilities or operations; WITHOUT REGARD TO WHETHER THE ACT, OCCURRENCE, OR CIRCUMSTANCE GIVING RISE TO ANY SUCH INDEMNIFICATION OBLIGATION IS THE RESULT OF THE SOLE, ACTIVE, PASSIVE, CONCURRENT OR COMPARATIVE NEGLIGENCE, STRICT LIABILITY, BREACH OF DUTY (STATUTORY OR OTHERWISE), OR OTHER FAULT OF OR VIOLATION OF ANY LAW BY ANY SUCH INDEMNIFIED PERSON, PROVIDED THAT NO SUCH INDEMNIFICATION WILL BE APPLICABLE TO THE EXTENT OF ANY GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF THE INDEMNIFIED PERSON.

Exhibit A-2 - Page 6

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

7.	MEASUREMENT.

7.1	Gas Measurement Equipment and Installation Requirements. For billing and payment purposes, the Gas received pursuant to this Contract at the Receipt Points will be measured by metering facilities installed, operated, and maintained by Gatherer or its designee. Gatherer will furnish and install at the Receipt Points a suitable meter or primary metering device and other ancillary devices as needed, such as transmitters and electronic flow measurement equipment of standard make and design commonly acceptable in the industry. Each new meter installed at the Receipt Points will be a meter acceptable in the industry and each meter at the Receipt Points will be fabricated, constructed, installed, and operated in accordance with the requirements of applicable industry provisions at a minimum, but not limited to the following standards:

(a)	Orifice Measurement - American Gas Association (“AGA”) Report Number 3, dated 2000 or the most recent edition as soon as practicable.

(b)	Turbine Measurement - AGA Report Number 7, dated 1996 or the most recent edition as soon as practicable.

(c)	Positive Measurement - American National Standards Institute B109.2, dated 2000 or the most recent edition as soon as practicable.

(d)	Ultrasonic Measurement - AGA Report Number 9, dated 2003 or the most recent edition as soon as practicable.

(e)	Coriolis Measurement - AGA Report Number 11, dated 2003 or the most recent edition as soon as practicable.

7.2	Gas Quantity Determination. Gas quantities at the Receipt Points will be calculated by Gatherer using electronic flow measurement equipment (“EFM”) for Gas that is designed, installed, and operated as described in American Petroleum Institute Report Number 21, Part 1, Flow Measurement using Electronic Metering Systems, most recent edition (“API 21.1”). As new editions of API 21.1 are released, pre-existing EFM equipment will be grandfathered unless updates and enhancements are mutually agreed to by the Parties. Any existing Circular Chart Recorders used as secondary measurement devices are grandfathered, and Gatherer will use industry practices and standards for the integration and processing of volume, pressure and temperature. All fundamental constants, observations, records, calculations, and procedures involved in the determination and/or verification of the quantity and other characteristics of Gas measured hereunder at the Receipt Points will be in accordance with the applicable provisions as outlined in the “Gas Measurement and Installation Requirements” section in these General Terms, or by any other method commonly used in the industry and mutually acceptable to the Parties. Factors required in the computations of Gas delivered hereunder at the Receipt Points will be determined in the following manner:

(a)	Temperature. For the installation of all new meters installed during the term of this Contract, the temperature of Gas flowing through each meter will be measured using a continuous temperature recording system. In the event that a pre-existing meter was installed without a temperature recording device, Producers may request, and Gatherer will install, at Producers’ expense, equipment (a RTD, new meter tube, etc.) to achieve continuous temperature measurement. If a meter does not have a temperature recording device, Gatherer will use an average temperature derived from similarly situated meter installations in the same geographic area.

(b)	Base Pressure. The base pressure that will be used for all Gas measurement under this Contract will be fourteen and seventy-three hundredths (14.73) PSIA.

Exhibit A-2 - Page 7

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

7.3	Atmospheric Pressure. The average absolute atmospheric will be assumed to be the pressure value as reasonably determined for each meter location pursuant to generally accepted practices such as from published local data or by calculating from a local elevation. If the pressure transmitter being used is capable of measuring actual atmospheric pressure, then actual atmospheric pressure may be used by Gatherer.

(a)	Water Vapor Correction. The volume and total energy content will be adjusted by Gatherer if the water vapor of the Gas is determined or assumed to be greater than seven (7) pounds of water vapor per MMCF. This “As Delivered” total energy will include corrections as outlined in GPA 2172-09 or latest edition (as soon as practicable) and will be considered saturated at flowing conditions of temperature and pressure.

(b)	New Measurement and Gas Quality Technologies. If at any time a new industry accepted method or technique is developed with respect to Gas measurement or quality or the determination of the factors used in such Gas measurement or quality, such new method or technique may, if mutually agreed by both Parties, be substituted.

7.4	Gas Quality Determination. Tests for oxygen, carbon dioxide, sulfur, and hydrogen sulfide content of the Gas delivered pursuant to this Contract will be made as often as deemed necessary by Gatherer, by means commonly used and accepted in the industry. Gas Analysis Samples will be taken by Gatherer at the time of meter inspection and verification or at more frequent periods as agreed. These samples will be used to determine the heating value and specific gravity to be used in computations in the measurement of Gas until the next regular test, or until changed by special test. For the purpose of determining initial heating value, all BTUs determined will be based upon dry water vapor content at the same base pressure and base temperature conditions. No heating value will be credited for BTUs attributable to hydrogen sulfide or other non-hydrocarbon components. All heating values must be applied to the calculated volumes at the same base pressure. Any adjustments to MMBTU or quality based on water vapor condition will be performed as outlined in the “Water Vapor Correction” section in the Standards for Gas Measurement Computations in these General Terms. Unless otherwise supported by a representative extended gas analysis, Gatherer will assume that C6+ components from a Gas analysis sample are broken down as follows: 60% normal Hexane, 30% normal Heptane, and 10% normal Octane. Gatherer will sample and determine the Gross Heating Value, relative density, and compressibility by utilizing the latest edition of the following industry standards:

(a)	Gas Processors Association (“GPA”) 2166, Obtaining Natural Gas Samples for Analysis by Gas.

(b)	GPA 2261, Analysis for Natural Gas and Similar Gaseous Mixtures by Gas Chromatography.

(c)	GPA 2145, Physical Constants for Paraffin Hydrocarbons and Other Components of Natural Gas.

(d)	GPA 2172, Calculation of Gross Heating Value, Relative Density, and Compressibility of Natural Gas Mixtures from Compositional Analysis.

(e)	AGA Report Number 8, Compressibility Factors of Natural Gas and Other Related Hydrocarbon Gases.

Gatherer will sample the flowing Gas stream utilizing one of the following methods:

(i)	On-line Chromatography - If this method is utilized, an industry accepted Gas chromatograph with full audit and error logging must be used, and maintained and calibrated by qualified personnel.

Exhibit A-2 - Page 8

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

(ii)	Accumulated Sample (also known as Composite Sample) - If this method is utilized, the application of Gas quality in the volume calculation will be the time period mutually agreeable to both Parties and will be valid until the next sample is obtained.

(iii)	Spot Sample - If this method is utilized, the application of Gas quality in the volume calculation will be the time period mutually agreeable to both Parties and will be valid until the next sample is obtained. Samples for the first Month of flow (first flow sample) will be applied from the date of first Gas flow until the next sample is obtained. Spot sampling will be performed at a minimum of the same frequency of inspection and verification and the frequency will be determined based upon the average daily flow rate at the Receipt Point as outlined in the “Meter Inspection and Verification” section of these General Terms.

Upon mutual agreement of the Parties, other types of BTU per cubic foot measuring devices may be installed and operated, and the Gross Heating Value will be computed in accordance with the manufacturer’s instructions for same and consistent with industry-accepted practices for transmission BTU per cubic foot measurement.

7.5	Meter Inspection and Verification. All meters at the Receipt Points will be inspected and verified for accuracy by Gatherer, ensuring that the meter inspection and verification frequency is in compliance with regulatory requirements and industry standards. All testing equipment will be provided by Gatherer at Gatherer’s expense. Notification of scheduled inspections and verifications will be made to all interested Parties and reasonable effort will be made to accommodate each Party’s schedule; however, inspection and verification by Gatherer will proceed at the scheduled time regardless of attendees. If either Party, at any time, desires a special test of any of the meters at the Receipt Points, the Party will promptly notify the other Party, and the Parties will then cooperate to secure a test and a joint observation of any adjustments, and the meter will then be adjusted to accuracy. The costs of special tests will be borne by the requesting Party unless the meter is found to be more than two percent (2%) in error, in which case Gatherer will pay the costs. Gatherer will give Producers notice of the time of all regular tests of its meters and other tests at the Receipt Points, sufficiently in advance to allow Producers to have their representative present. Frequency will comply with any regulatory requirements but, at a minimum, will be based on the following schedule, depending on the average daily flow of the meter:

Yearly	Less than 1,000 MCFD

Semi-Annual	Between 1,000 and 5,000 MCFD

Quarterly	Between 5,000 and 20,000 MCFD

Monthly	Greater than 20,000 MCFD

7.6	Measurement Equipment Inaccuracy.

(a)	Errors Less Than to 2%. If, upon any test, the measurement equipment at a Receipt Point in the aggregate is found to be in error by less than two percent (2%), previous recordings of such equipment will not be adjusted by the amount of the error, but such equipment will be adjusted to a condition of accuracy.

(b)

Errors Greater Than or Equal to 2%. If, upon any test, the metering equipment at a Receipt Point in the aggregate is found to be inaccurate by two percent (2%) or greater, registration thereof or any payment based upon such registration will be corrected to the date of such inaccuracy which is definitely known or agreed upon, or if not known or agreed upon, then for a period extending back one-half of the time elapsed since the

Exhibit A-2 - Page 9

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

previous calibration, using the order of preference set forth in the section “Measurement Equipment Out of Service or Repair” in these General Terms. Following any test, measurement equipment found inaccurate will be adjusted to a condition of accuracy.

7.7	Measurement Equipment Out of Service or Repair. If the measurement equipment at a Receipt Point is found to be measuring inaccurately and the amount of Gas delivered cannot be ascertained or computed from the reading, then the Gas delivered will be estimated and agreed upon by the Parties based on the best data available, using the first available of the following:

(a)	The registration of any check meter or meters if installed and accurately registering;

(b)	The correction of the errors, if the percentage of error is ascertainable by meter calibration, test, or mathematical calculation; and

(c)	The estimation based on comparison of the quantity of deliveries with deliveries during preceding periods under similar conditions when the meter was registering accurately.

7.8	Check Meters and Data Sharing. Producers may, at their option and sole expense, install, maintain, and operate check meters at the Receipt Points of a suitable type and other equipment to check Gatherer’s meters; provided, however, that such check meters and other equipment will be installed so as not to interfere with the operation of any of Gatherer’s facilities. Gatherer will purchase dual pressure tap meter fittings for facilitation of Producers installed piggyback check measurement. Producers will have limited access to Gatherer’s EFM equipment for each Receipt Point to read flowing variables, flow rates, accumulated volume and other generally accepted readings available for external EFM display. If a second set of pressure taps are not available on an existing meter, on a case by case basis, Gatherer may allow sharing of primary element taps for piggybacked EFM equipment on Gatherer’s primary meter device and may allow an electronic signal or communication device to access a communication port. Producers will also have the right to access, for monitoring purposes, data at Gatherer’s Receipt Point meters for the Dedicated Gas by way of a Supervisory Control and Data Acquisition system, so long as the same does not interfere with Gatherer’s meters or other portions of the System. Additionally, at Producers’ or CEMI’s request, Gatherer will provide an electronic monthly volume statement of all gross volumes by Receipt Point meter.

7.9	Witnessing and Inspection. Gatherer and Producers will have limited access to each other’s measuring equipment at all times during business hours, but the reading, calibrating, and adjustment thereof will be done only by the employees or agents of Gatherer and Producers, respectively, as to meters or check meters so installed pursuant to this Contract (provided that nothing in this sentence will be deemed a limitation of Producers’ right to measurement data provided elsewhere in this Contract). Either Party will have the right to be present at the time of any installing, reading, cleaning, changing, repairing, inspecting, calibrating or adjusting done in connection with the equipment used in measuring Gas pursuant to this Contract at the Receipt Points. The original records from such measuring equipment will remain the property of their owner, but, upon request, either Party may request copies of measurement related records and calculations.

7.10	Records. EFM data, tests, and inspection records pertaining to measurement under this Contract will be retained for a period of two (2) years (or longer to the extent required by law) for the mutual use of the Parties. Original meter fabrication and specification records will be kept for the life of the meter.

7.11

Pulsation. Production equipment upstream of the Receipt Points will be designed and operated in a manner that will not interfere with acceptable measurement standards. If such interference is detected, Gatherer will notify Producers and they will have sixty (60) Days to correct, or cause to be corrected, the problems causing measurement errors due to pulsation, vibration, or harmonic wave distortion caused by compressors, pumps, or other production equipment

Exhibit A-2 - Page 10

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

upstream of the Receipt Points. Either Party will have the right to conduct pulsation or Square Root Error (SRE) tests on orifice meters as they deem prudent, at the testing Party’s sole risk and expense. Inaccuracies greater than or equal to one half of one percent (0.5%) SRE at typical operating conditions that are found to be the result of pulsation, vibration, or harmonic wave distortion caused by compressors, pumps, or other production equipment upstream of the Receipt Points will be corrected.

8.	BILLING AND PAYMENT.

8.1	Statement. On or before the fifteenth (15th) Day of each Month, Gatherer will provide to Producers a statement showing, with respect to the previous Month:

(a)	the quantities (in MMBTU) of Gas accepted from Producers at the Receipt Points;

(b)	the Equivalent Quantities of the Gas described in Section 8.1(a) above that is redelivered at the Delivery Points;

(c)	the amount in dollars due from Producers to Gatherer under this Contract for treating and gathering of Gas accepted from Producers at the Receipt Points, including Scavenger Fees;

(d)	the amount in dollars of any other fees charged by Gatherer to Producers authorized pursuant to this Contract;

(e)	a statement showing Imbalances; and

(f)	reasonable supporting documentation for the matters set forth on the statement as reasonably requested in writing by CEMI or its successor agent, and, if so requested by CEMI or its successor agent, then such information will be included in all future statements.

8.2	Payment. Producers will make payment by wire transfer to Gatherer of all amounts due under Section 8.1 by the date that is twenty (20) Days following receipt of Gatherer’s statement. If Producers, in good faith, dispute the amount of any statement of Gatherer’s or any part thereof, Producers will pay Gatherer such amount, if any, that is not in dispute and will provide Gatherer written notice, no later than within 30 Days after the date that payment of such invoice would be due under this Section, of the disputed amount accompanied by supporting documentation acceptable in industry practice to support the disputed amount. If the Parties are unable to resolve such dispute, either Party may pursue any remedy available at law or in equity to enforce its rights under this Contract. If notice of a disputed invoice is not furnished to Gatherer by the date above, Producers will be deemed to have waived the right to dispute such invoice, subject to Producers’ rights under Section 8.3 below. If Producers fail to pay the undisputed amount of any statement rendered by Gatherer, when such amount is due, interest will accrue on the unpaid balance from the date due until the date of payment at a rate equal to the lower of (a) the then-effective prime rate of interest published under “Money Rates” by The Wall Street Journal, plus two percent (2%) per annum; or (b) the maximum applicable lawful interest rate.

8.3	Audit. Each Party will have the right, at its own expense, at all reasonable times and during normal business hours, to examine the books and records of the other Party and its designees responsible for carrying out such Party’s obligations, to the extent necessary to verify the accuracy of any statement, charge, computation, or demand made under or pursuant to this Contract. Each Party agrees to keep, and agrees to cause its designees responsible for carrying out such Party’s obligations to keep, records and books of the account in accordance with generally accepted accounting principles and practices in the industry. Each statement will be final as to both Parties unless questioned in writing to the other Party within twenty-four (24) Months following receipt.

Exhibit A-2 - Page 11

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

8.4	Adequate Assurance of Performance. If (i) Producers fail to pay any amounts due under this Contract according to the provisions hereof and such failure continues for a period of ** Business Days after notice of such failure is provided to Producers or (ii) Gatherer has reasonable grounds for insecurity regarding the ability of Producers to pay any amounts due or to become due under this Contract or to meet any other financial obligation of Producers under this Contract, then Gatherer, by notice to Producers, may, singularly or in combination with any other rights it may have, demand Adequate Assurance of Performance by Producers. “Adequate Assurance of Performance” means at the option of Producers, advance payment in cash by Producers to Gatherer for Services to be provided under this Contract in the following Month, or delivery to Gatherer by Producers of an Acceptable Letter of Credit in an amount equal to not less than the aggregate proceeds due from Producers under the Contract for the prior two-Month period. If Producers fail to provide Adequate Assurance of Performance to Gatherer within ** Business Days after receipt of Gatherer’s Notice, then Gatherer will have the right to suspend or reduce all Services under this Contract without prior notice and without limiting any other rights or remedies available to it under this Contract or otherwise. If Gatherer is entitled to Adequate Assurance of Performance and exercises the right to suspend or reduce services under this Section 8.4, then Producers will not be entitled to take, or cause to be taken, any action under this Contract or otherwise against Gatherer for such suspension or reduction. Failure of Gatherer to exercise its right to suspend or reduce service as provided in this Section will not constitute a waiver by Gatherer of any rights or remedies Gatherer may have under the contract, applicable law, or otherwise.

9.	FORCE MAJEURE AND TEMPORARY SUSPENSION OF OBLIGATIONS.

9.1	Force Majeure.

(a)	Failure to Perform. Except with regard to a Party’s obligation to make payments due under this Contract, no Party will be liable to the other for failure to perform its obligations under this Contract to the extent such failure was caused by Force Majeure.

(b)	Definition of Force Majeure. “Force Majeure” will include acts of God, strikes, lockouts, or other industrial disputes or disturbances, acts of the public enemy, wars, blockades, insurrections, riots, epidemics, landslides, lightning, earthquakes, fires, tornadoes, hurricanes, storms, and warnings for any of the foregoing which may necessitate the precautionary shut-down of wells, plants, pipelines, gathering systems (including the System), or other related facilities, floods, washouts, arrests, and restraints of governments and people, civil disturbances, explosions, sabotage, freezing of wells or lines of pipe, electric power shortages, necessity for compliance with any court order, or any law, statute, ordinance, regulation or order promulgated by a governmental authority having or asserting jurisdiction, inclement weather that necessitates extraordinary measures and expense to construct facilities or maintain operations, and any other event or cause, including mechanical failure, structural failure, breakage of or accident to machinery, lines of pipe, or wells, or the inability or failure of Downstream Transporter to receive Gas, not within the reasonable control of the Party claiming suspension, other than events subject to Section 9.2 below. “Force Majeure” will also include any event qualifying as aforesaid and occurring with respect to the facilities or services of either Party’s service providers providing a service or providing any equipment, goods, supplies, or other services or items necessary to the performance of such Party’s obligations under this Contract, but in each case only to the extent such event is not within the reasonable control of the affected Person.

(c)	Remedy of Event. No Party will be entitled to the benefit of the provisions of Force Majeure to the extent the Party claiming Force Majeure has failed to remedy the condition and to overcome the circumstances claimed to be Force Majeure and to resume the performance of such covenants or obligations with reasonable diligence and dispatch.

Exhibit A-2 - Page 12

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

(d)	Strikes. Notwithstanding anything to the contrary in this Contract, the Parties agree that the settlement of strikes, lockouts or other industrial disturbances will be within the sole discretion of the Party experiencing such disturbance.

(e)	Notice. The Party whose performance is prevented by Force Majeure must provide notice to the other Parties. Initial notice may be given orally. Written notice with reasonably full particulars of the event or occurrence, as well as such Party’s plans for addressing the Force Majeure event, is required as soon as reasonably practicable. Upon providing written notice of Force Majeure to the other Parties, the affected Party will be relieved of its obligation, from the onset of the Force Majeure, to make or accept delivery and redelivery of Gas, as applicable, to the extent and for the duration of Force Majeure, and no Party will be deemed to be in breach of its obligations under this Contract to the extent that the fulfillment of such obligations is prevented by reason of an event of Force Majeure.

9.2	Other Excused Suspensions of Service.

(a)	In addition to Force Majeure, Gatherer also may temporarily suspend its performance of Services under this Contract without liability to Producers due to: (i) inspections, alterations, or repairs to any part of the System or any required relocations or modifications of pipelines and other equipment and facilities comprising part of the System necessary or desirable in the Gatherer’s judgment acting as a reasonably prudent operator; (ii) in those instances where Gatherer is required to obtain servitudes, rights-of-way, grants, surface rights, permits, or licenses to enable it to fulfill its obligations under this Contract, its inability to acquire, or delay in acquiring (at commercially reasonable cost and after the exercise of reasonable diligence) such servitudes, rights-of-way, grants, surface rights, permits, or licenses; and (iii) in those instances where Gatherer is required to furnish labor, materials, or supplies for the purpose of constructing or maintaining facilities or is required to secure permits or permissions from any governmental authority to enable it to fulfill its obligations under this Contract, its inability to acquire, or delays on its part of in acquiring (at commercially reasonable cost and after the exercise of reasonable diligence) the labor, materials, supplies, permits, and permissions.

(b)	Gatherer will provide notice to Producers if Gatherer’s performance is suspended by any event under Section 9.2(a). Initial notice may be given orally. Written notice with reasonably full particulars of the event or occurrence, as well as Gatherer’s plans for addressing the reason for the suspension, is required as soon as reasonably practicable. Upon providing written notice of the event to Producers, Gatherer will be relieved of its obligation, from the onset of the event, to accept delivery and make redelivery of Gas to the extent and for the duration of the event; provided that Gatherer will not be entitled to the benefit of the provisions of this Section 9.2 to the extent Gatherer fails to commence or resume the performance of the Services subject to the suspension with reasonable diligence and dispatch.

10.	MISCELLANEOUS.

10.1

Contract Subject to Laws. This Contract is subject to all applicable state and federal laws and to all applicable orders, rules, and regulations of any governmental agency having jurisdiction. This Contract will be construed, enforced, and interpreted according to the laws of the State of Texas, without regard to the conflicts of law rules thereof. To the extent that the rights of the Parties are not resolved by the Dispute Resolution Procedure attached as Exhibit E-1, each Party irrevocably submits to the jurisdiction of the courts of the State of Texas and the federal

Exhibit A-2 - Page 13

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

courts of the United States of America located in Dallas County, Texas over any dispute or proceeding arising out of or relating to this Contract or any of the transactions contemplated by this Contract, and each Party irrevocably agrees that all claims in respect of such dispute or proceeding will be heard and determined in such courts. Each Party irrevocably waives, to the fullest extent permitted by applicable law, any objection which it may now or hereafter have to the venue of any dispute arising out of or relating to this Contract or any of the transactions contemplated by this Contract brought in such court or any defense of inconvenient forum for the maintenance of such dispute or action. A judgment in any dispute heard in the venue specified by this Section may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by applicable law. EACH PARTY HEREBY IRREVOCABLY WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING WITH RESPECT TO THIS CONTRACT. Any disputes between the Parties over the redetermination of the System Fee under Section 3.3 of the Base Contract will be resolved in accordance with the procedures in Exhibit E-2.

10.2	Delivery of Notices. All invoices and other communications made pursuant to this Contract will be in writing and will be made to the addresses specified in Exhibit A-1 or as otherwise specified in writing by the respective Parties from time to time. Notices will be deemed to have been served when received on a Business Day, or on the Business Day first following receipt in the event of receipt on a non-Business Day. In the absence of proof of the actual receipt date, the following presumptions will apply. Notices sent by facsimile will be deemed to have been received upon the sending Party’s receipt of its facsimile machine’s confirmation of successful transmission. If the Day on which such facsimile is received is not a Business Day or the time of receipt is after five p.m. on a Business Day, then such facsimile will be deemed to have been received on the next following Business Day. Notice by overnight mail or courier will be deemed to have been received on the next Business Day after it was sent or such earlier time as is confirmed by the receiving Party. Notice by first class mail will be considered delivered 5 Business Days after mailing.

10.3	Reports to Government Agencies. Gatherer does not represent or warrant that any information it may furnish to Producers under the provisions of this Contract will satisfy any of the requirements that may be imposed by any applicable state or federal laws and by any applicable orders, rules, and regulations of any governmental agency having jurisdiction. Further, Gatherer does not assume the responsibility for the making of any reports to any governmental agencies that are required to be made by or on behalf of Producers, though Gatherer will provide any reasonable assistance requested by Producers in connection with making any such reports.

10.4	Waiver. No waiver by any Party of any default by any other Party in the performance of any provision, condition, or requirement in this Contract will be deemed to be a waiver of, or in any manner release the other from, performance of any other provision, condition, or requirement in this Contract, nor deemed to be a waiver of, or in any manner release the other from, future performance of the same provision, condition, or requirement; nor will any delay or omission of any Party to exercise any right under this Contract in any manner impair the exercise of any such right or like right accruing to it thereafter.

10.5	Assignment.

(a)	This Contract and the dedication in this Contract to Gatherer will constitute covenants that run with the land for the full term of this Contract and will be binding upon and inure to the benefit of the successors, assigns, personal representatives, administrators, and heirs of the respective Parties.

(b)

Gatherer may not assign this Contract unless (i) Gatherer is transferring its ownership in the System to the same assignee, (ii) Gatherer also is assigning any gas processing contract between Gatherer and Producers covering the Dedicated Gas, and (iii) Gatherer obtains the prior written consent of Producers, which consent will not be

Exhibit A-2 - Page 14

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

unreasonably withheld or delayed. Gatherer may not assign, transfer, or convey ownership of the System unless (1) it is made subject to this Contract and (2) the receiving party provides to CEMI, or its successor as agent under this Contract, the receiving party’s acknowledgement of this Contract.

(c)	Producers may not assign this Contract except to the extent that the assigning Party’s corresponding ownership interest in the Dedicated Properties is transferred and the assigning Party obtains the prior written consent of Gatherer, which consent will not be unreasonably withheld or delayed.

(d)	Following an assignment as set forth in (b) or (c) above, the assignor and its Affiliates will be relieved of any further liability under this Contract with respect to events, acts, or omissions arising after the effective date of such assignment with respect to the assets, rights, and ownership interests (as applicable) transferred.

(e)	This Contract is for the exclusive use of the Parties and their successors and assigns permitted pursuant to this Section 10.5, and will not be assignable in whole or in part to other persons, heirs, administrators, successors or assigns.

(f)	Notwithstanding anything to the contrary above, (i) a Party may assign this Contract in whole (but not in part) to any Affiliate of such Party without the consent of the other Party, provided that the assigning Party will remain liable for all obligations of the assignee under this Contract and (ii) Gatherer may assign this Contract in whole (but not in part) without Producers’ consent to any reasonably qualified operator with a credit rating comparable to the credit rating of Gatherer’s ultimate parent on the Effective Date.

(g)	For purposes of this Section 10.5, a Change of Control with respect to a Producer will be considered an assignment of this Contract by such Producer.

(h)	For purposes of this Section 10.5, a Change of Control with respect to Gatherer will be considered an assignment of this Contract by Gatherer.

10.6	Illegal, Invalid, or Unenforceable Terms. If any provision of this Contract is held to be illegal, invalid, or unenforceable under the present or future laws effective during the term of this Contract, (i) such provision will be fully severable, (ii) this Contract will be construed and enforced thenceforth as if such illegal, invalid, or unenforceable provision had never comprised a part of this Contract, and (iii) the remaining provisions of this Contract will remain in full force and effect and will not be affected by the illegal, invalid, or unenforceable provision or by its severance from this Contract. Furthermore, (1) in lieu of such illegal, invalid, or unenforceable provision, with a view to maintaining or restoring the commercial balance between the Parties, there will be added as a part of this Contract a provision as similar in terms to such illegal, invalid, or unenforceable provision as may be possible and as may be legal, valid, and enforceable and which preserves the economic benefits of this Contract consistent with the original intent of the parties and (2) such illegality, invalidity, or unenforceability will not affect the validity or enforceability in that jurisdiction of any other provision of this Contract. If the parties cannot agree on replacement terms, then either party may terminate this Contract by giving the other party written notice of termination. Such termination will be effective no earlier than 60 Days after the date of the notice.

10.7	Multiple Counterparts. It is recognized and agreed that this Contract may be executed in any number of counterparts, no one of which need be executed by all Parties, or may be ratified, adopted, or consented to by separate instrument, in writing specifically referring to this Contract. Delivery of an executed signature page of this Contract by facsimile transmission will be equally effective as delivery of a manually executed counterpart hereof. This Contract will not become effective unless and until a counterpart hereof has been executed by all Parties.

Exhibit A-2 - Page 15

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

10.8	No Partnership, Association, Etc. Nothing contained in this Contract will be construed to create an association, trust, partnership, joint venture or other business entity between the Parties or impose a trust or partnership duty, obligation, or liability on or with regard to any Party.

10.9	No Third Party Beneficiaries. Nothing in this Contract, expressed or implied, will give or be construed to give any person, other than the Parties and their successors and permitted assigns, any legal or equitable right, remedy or claim under or in respect of this Contract or under any covenant, condition, or provision contained in this Contract; and all such covenants, conditions, and provisions will be for the sole benefit of the Parties.

10.10	Designees and Representatives. Each Party will be entitled to use designees and representatives when fulfilling its obligations and availing itself of its rights under this Contract. Each Party’s performance in favor of another Party’s duly nominated designee for such purpose will be construed as performance in favor of such other Party.

10.11	LIABILITIES. IN NO EVENT WILL ANY PARTY HAVE LIABILITY TO THE OTHER PARTIES FOR REMOTE OR INDIRECT CONSEQUENTIAL LOSSES OR DAMAGES, OR PUNITIVE OR EXEMPLARY DAMAGES, INCLUDING, BUT NOT LIMITED TO, LOSS OF REVENUE AND LOSS OF ANTICIPATED PROFIT (EXCEPT TO THE EXTENT SUCH LOSS OF REVENUE OR ANTICIPATED PROFIT IS ALSO DIRECT, ACTUAL DAMAGES), IRRESPECTIVE OF WHETHER THE LOSSES OR DAMAGES WERE FORESEEABLE, RESULTING FROM OR ARISING OUT OF THE PERFORMANCE, DEFECTIVE PERFORMANCE OR NON-PERFORMANCE BY ANY OR ALL OF THE PARTIES OF ITS OR THEIR OBLIGATION(S) UNDER THIS CONTRACT, OR THE RESULT OF THE SOLE, ACTIVE, PASSIVE, CONCURRENT OR COMPARATIVE NEGLIGENCE, STRICT LIABILITY, BREACH OF DUTY (STATUTORY OR OTHERWISE), OR OTHER FAULT OF OR VIOLATION OF ANY LAW OF THE PARTY WHOSE LIABILITY IS BEING WAIVED, EXCEPT TO THE EXTENT SUCH LOSSES OR DAMAGES ARE OWED TO A THIRD PARTY PURSUANT TO A CLAIM FOR WHICH A PARTY IS REQUIRED TO PROVIDE AN INDEMNITY UNDER THIS CONTRACT.

10.12	Entire Contract. This Contract constitutes the entire Contract between the Parties concerning the subject matter hereof, and the same supersedes any prior understandings or written or oral agreements relative to said matter. This Contract may be amended, supplemented or modified only by a written instrument duly executed by or on behalf of each Party.

10.13	Joint Drafting. The Parties have participated jointly in the negotiation and drafting of this Contract. In the event an ambiguity or question of intent or interpretation arises, this Contract will be construed as if drafted jointly by the Parties, and no presumption or burden of proof will arise favoring or disfavoring any Party by virtue of the authorship of any of the provisions of this Contract.

10.14	Specific Performance. The Parties acknowledge and agree (i) that each Party would be irreparably harmed by a breach by the other Party of any of their obligations under this Contract and (ii) that there would be no adequate remedy at law or damages to compensate the non-breaching Party for any such breach. The Parties agree that the non-breaching Party will be entitled to injunctive relief requiring specific performance by the breaching Party of its obligations under this Contract, and the Parties hereby consent and agree to the entry of such injunctive relief.

10.15

Confidentiality. The terms of this Contract (and the information that will be provided under it) that have not been publicly disclosed with the prior written consent of all of the Parties (“Information”) are confidential and proprietary information of the Parties. Accordingly, each Party represents that it has not and agrees that it will not and will cause its shareholders, members, directors, officers, agents, advisors and Affiliates not to, disclose to any person any Information or confirm any statement made by third parties regarding Information unless all

Exhibit A-2 - Page 16

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

Parties have provided their prior written consent to such disclosure. Furthermore, the Parties agree that they will make no use of the Information except as specifically authorized by or otherwise required to perform or comply with this Contract. Notwithstanding anything to the contrary under this Section 10.15, Information will not include information that: (i) is in the public domain; (ii) is previously known or independently developed by the Party; or (iii) is acquired by the Party from any third party having a right to disclose such information. Notwithstanding anything to the contrary under this Section 10.15:

(a)	a Party may disclose Information to the extent such disclosure is required by applicable law, regulation, governmental order, or by the rules of any stock exchange upon which shares of the disclosing Party or any of its Affiliates are registered or are in the process of being registered, which rules require the disclosure to be made;

(b)	each Party may transmit Information to its partners, shareholders, potential investors, purchasers and potential purchasers, lenders or potential lenders, and their respective directors, officers, employees, agents or representatives, including attorneys, accountants and consultants (collectively, “Representatives”), but only to such Representatives who are informed of the confidential nature of the Information and who agree to treat such Information as confidential;

(c)	a Party may disclose Information to the extent necessary to comply with a regulatory agency’s reporting requirements; and

(d)	a Party may disclose Information to the extent necessary to comply with any legal process (by oral questions, interrogatories, requests for information or documents, subpoena, civil investigative demand or similar process) but will promptly notify the other Party, prior to disclosure to the extent possible and legally allowed, and will cooperate (consistent with the disclosing Party’s legal obligations) with the other Party’s efforts to obtain protective orders or similar restraints with respect to such disclosure at the expense of the other Party.

The existence of this Contract is not subject to this confidentiality obligation. The entry into, or filing of a memorandum in the applicable public records with respect to, this Contract will not constitute a breach of this Section.

10.16	Representations and Authority. Each Party represents to the other Party as of the Effective Date: (i) there are no suits, proceedings, judgments, or orders by or before any governmental authority that materially adversely affect its ability to perform this Contract or the rights of the other Parties under this Contract; (ii) it is duly organized, validly existing, and in good standing under the laws of the jurisdiction of its formation, and it has the legal right, power and authority and is qualified to conduct its business, and to execute and deliver this Contract and perform its obligations under this Contract; (iii) the making and performance by it of this Contract is within its powers, and has been duly authorized by all necessary action on its part; (iv) this Contract constitutes a legal, valid, and binding act and obligation of it, enforceable against it in accordance with its terms, subject to bankruptcy, insolvency, reorganization, and other laws affecting creditor’s rights generally, and with regard to equitable remedies, to the discretion of the court before which proceedings to obtain same may be pending; and (v) there are no bankruptcy, insolvency, reorganization, receivership or other arrangement proceedings pending or being contemplated by it. Producers and Gatherer jointly acknowledge and agree that (a) the movement of Dedicated Gas on the System under this Contract constitutes (and is intended to constitute for purposes of all applicable laws in effect in each state) a movement of the Dedicated Gas that is not subject to the jurisdiction of the Federal Energy Regulatory Commission pursuant to the Natural Gas Act [15 US Code § 717, et seq.] or Natural Gas Policy Act Section 311 [15 US Code § 3371], (b) the fees have been freely negotiated and agreed upon as a result of good faith negotiations and are not discriminatory or preferential, but are just, fair, and reasonable in light of the Parties’ respective covenants and undertakings in this Contract during the term of this Contract, and (c) neither Producers nor Gatherer had an unfair advantage over the other during the negotiation of this Contract.

Exhibit A-2 - Page 17

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

10.17	Good Faith Performance. Without expanding the application of the Texas Business & Commerce Code to this Contract, should it apply at all, and except as otherwise provided by this Contract, the Parties expressly agree to perform and enforce this Contract in a manner consistent with the obligation of good faith which Section 1.304 of the Texas Business & Commerce Code imposes on contracts to which it does apply, with the understandings and limitations that (a) it will not be a violation of this provision to take a position or action, or to fail to act, in circumstances which benefit only one Party or work to the detriment of the other; (b) the Parties will not under any circumstances be deemed to have fiduciary duties to each other or to have any kind of special relationship of trust or confidence, all of which is expressly disclaimed; (c) a Party claiming that the other Party violated this provision has the burden to establish that the other Party acted in bad faith and unfairly; and (d) a Party’s good faith and fairness will be judged based only on what they expressly knew or reasonably anticipated at the time of such position, action, or omission.

10.18	Changes in Laws. If following the date of this Contract there is a change in any law, regulation, or legal requirement affecting the Services provided by Gatherer which, in the reasonable judgment of Gatherer, materially adversely affects the economics for Gatherer of the Services provided under this Contract, then, upon notice by Gatherer to Producers, the Parties will as promptly as practicable meet to negotiate in good faith such changes to the terms of this Contract as may be necessary or appropriate to preserve and continue for the Parties the rights and benefits originally contemplated for the Parties by this Contract, with such amendment to this Contract to be effective no later than the effective date of such new or amended applicable law. Change in law, regulation, or legal requirement will not include (i) any changes relating to taxes or assessments which are addressed in Section 4.2 of these General Terms, (ii) any changes relating to income tax or (iii) those applying to business or the public in general that do not have a disproportionate impact on the Services provided by Gatherer.

Exhibit A-2 - Page 18

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

EXHIBIT B

DEDICATION AREA, DEDICATED WELLS, SYSTEM FEE AND RECEIPT AND DELIVERY POINTS

A.	DEDICATION AREA

See attached descriptions. The Dedication Area consists of the lands delineated in the attached plat for each of the gathering sub-systems. The boundaries of such areas are further described by the metes and bounds descriptions of the area shown for each gathering sub-system. The Dedication Area also includes all or part of the lands covered and described by the surveys and abstracts shown in the attached list for each gathering sub-system, but to the extent any such lands are outside of the boundary delineated by the metes and bounds description, such lands will not be included in the Dedicated Area.

B.	RECEIPT AND DELIVERY POINTS; DEDICATED WELLS

See Attached.

C.	INITIAL SYSTEM FEES

Base System Fees (“Base Fee”):

	2012	2013	2014
1. Eagle Ford Rich Gas System ($/MMBTU)	**	**	**

2. Eagle Ford Deep Oil System ($/MMBTU)	**	**	**

3. Eagle Ford Shallow Oil System ($/MMBTU)	**	**	**

4. Eagle Ford Treating System ($/MCF)	**	**	**

The methodology for determining the System Fee for each System each Month in 2012, 2013, and 2014 is as follows:

1. Monthly Volumes Equal to Scheduled Volumes. If the actual volume of Gas received hereunder from Producers in a Month at the Receipt Points on a System, net of any measured Gas Lift Gas volumes (as provided in Section 5.2 of this Base Contract) (the “Monthly Volume”) equals the Scheduled Volume (as determined below) for that System for that Month, the System Fee shall be the Base Fee shown above for that System.

2. Monthly Volumes Lower than Scheduled Volumes. If the Monthly Volume on a System is less than the Scheduled Volume for that System for that Month, the System Fee shall be the Base Fee shown above for that System as increased by a percentage (Y%) determined as follows:

**

Exhibit B - Page 1

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

3. Monthly Volumes Greater than Scheduled Volumes. If the Monthly Volume on a System is greater than the Scheduled Volume for that Month, the Base Fee shown above for that System will be decreased by a percentage (Y%) determined as follows:

**

4. Scheduled Volumes. The following are the “Scheduled Volumes:”

Scheduled Volumes (BBtu)	**	**	**	**
Jul-2012	**	**	**	**
Aug-2012	**	**	**	**
Sep-2012	**	**	**	**
Oct-2012	**	**	**	**
Nov-2012	**	**	**	**
Dec-2012	**	**	**	**
Jan-2013	**	**	**	**
Feb-2013	**	**	**	**
Mar-2013	**	**	**	**
Apr-2013	**	**	**	**
May-2013	**	**	**	**
Jun-2013	**	**	**	**
Jul-2013	**	**	**	**
Aug-2013	**	**	**	**
Sep-2013	**	**	**	**
Oct-2013	**	**	**	**
Nov-2013	**	**	**	**
Dec-2013	**	**	**	**
Jan-2014	**	**	**	**
Feb-2014	**	**	**	**
Mar-2014	**	**	**	**
Apr-2014	**	**	**	**
May-2014	**	**	**	**
Jun-2014	**	**	**	**
Jul-2014	**	**	**	**
Aug-2014	**	**	**	**
Sep-2014	**	**	**	**
Oct-2014	**	**	**	**
Nov-2014	**	**	**	**
Dec-2014	**	**	**	**

(3) Volumes in MMCF.

Exhibit B - Page 2

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

Exhibit B to Eagle Ford GGA - Dedication Area Map**

**	One (1) page omitted pursuant to confidential treatment request.

Exhibit B - Page 3

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

Eagle Ford Ex B - Legal Dedication**

GGS	SURVEY	ABSTRACT	SECT	BLK	COUNTY	STATE

**	59 pages omitted pursuant to confidential treatment request.

Exhibit B - Page 4

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

Eagle Ford Ex B - Metes & Bounds**

**	30 pages omitted pursuant to confidential treatment request.

Exhibit B - Page 5

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

Eagle Ford Ex B - Receipt and Delivery Points**

RECEIPT POINTS

Receipt Meters into the System
Meter No.	Meter Name	Gathering System

**	17 pages omitted pursuant to confidential treatment request.

DELIVERY POINTS

Delivery Meters off the System
Meter No.	Meter Name	Gathering System

**	Two (2) pages omitted pursuant to confidential treatment request.

Exhibit B - Page 6

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

Eagle Ford Ex B – Well Names

Property Name	GGS

**	22 pages omitted pursuant to confidential treatment request.

Exhibit B - Page 7

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

EXHIBIT B-1 – PRIOR DEDICATIONS

One (1) page omitted pursuant to confidential treatment request.

Exhibit B-1 - Page 1

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

EXHIBIT C-1

COST OF SERVICE CALCULATION METHODOLOGY

EAGLE FORD RICH GAS SYSTEM

1.	Definitions. Capitalized terms used in this Exhibit C-1 have the meanings given such terms in this Exhibit C-1. Other capitalized terms used in this Exhibit C-1 are defined in the Base Contract.

“Capital Expenditure” means monies spent by Gatherer on capital expenditure consistent with GAAP, including, but not limited to, costs associated with real property, rights of ways, ancillary equipment, materials, construction costs and labor to establish and maintain the System.

“Capital G&A Fee” means, for any Year during the Redetermination Period, an amount equal to **% of the Capital Expenditure for that Year, including Capital Expenditure for Third Party Wells approved by Producers in accordance with Section 2.5(a)(i) of the Base Contract, but excluding Capital Expenditures for Turnkey Projects.

“Compression Expense” means the sum of (a) maintenance and repair costs for Gatherer-owned compression units and (b) monthly rental charges due by Gatherer to a third party company (or Gatherer’s Affiliate) in the event compression units are rented to provide compression services for the System.

“EBITDA” means Total Revenues minus Total Expenses, but before interest payments on debt, income taxes, depreciation, and amortization of assets.

“Electric Fuel Expense” means the costs associated with electricity purchases to run electric compression and such electricity purchases will be measured separately from electricity to run the non-compression portions of the System.

“Escalation Factor” means ** (**%) annually, regardless of actual rate of inflation.

“Fixed O&M” means fixed Operating Expenses that are not dependent on volume flow.

“Forecasted Data” means Total Revenue, Total Expense, and Capital Expenditure for time periods in which there is no Historical Data that are estimated during the Redetermination Period based on the Volume Forecast for the System.

“Forecasted Year” means each Year within the COS Calculation for which there is no Historical Data.

“G&A Expense” means expenses for operating Gatherer’s business that are not directly linked to Gatherer’s products or services, including, without limitation, expenses for certain salaries, rent and utility payments, generally known as overhead.

“G&A Fee” means, for each Month in Year 2012, a fee per MMBTU for G&A Expenses equal to the quotient of (a) the sum of: (i) $** multiplied by the average Daily volumes of Gas received on the System in such Month up to ** BBTUs per Day, plus (ii) $** multiplied by the average Daily volumes of Gas received on the System in such Month equal to or in excess of ** BBTUs per Day but less than ** BBTUs per Day, plus (iii) $** multiplied by the average Daily volumes of Gas received on the System in such Month equal to or in excess of ** BBTUs per Day, divided by (b) the average Daily volumes of Gas received on the System in such Month. The G&A Fee is subject to annual escalation pursuant to Section 3.5 of this Exhibit C-1.

“GAAP” means generally accepted accounting principles, consistently applied.

“Historical Data” means all actual information available for the System based on the time (generally by Month) revenues are actually received and expenses and Capital Expenditures are actually paid by Gatherer.

“Net Cash Flow” means EBITDA less total Capital Expenditure.

Exhibit C-1 Page 1

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

“Operating Expense” means costs and expenses of Gatherer to operate the System, other than Capital Expenditure, Compression Expense and G&A Expense.

“Redetermination Date” means January 1, 2015, and January 1 of each Year thereafter during the Redetermination Period.

“Redetermination Period” means, for the System, the ** Year period commencing on the Effective Date.

“Sample Calculation” means the sample calculation set forth as Schedule 1 to this Exhibit C-1.

“Target IRR” has the meaning set forth in Section 2 of this Exhibit C-1.

“Taxes” means all taxes paid by Gatherer in accordance with the terms of the Contract that are not reimbursed by Producers, expressly excluding income taxes.

“Terminal Date” means June 30 of the Terminal Year.

“Terminal EBITDA” means the EBITDA for the twelve (12) Months preceding the Terminal Date.

“Terminal Value” means the estimated value of the System at the specified Terminal Date which will at all times be assumed to be equal to ** times Terminal EBITDA.

“Terminal Year” means the final Year of the Redetermination Period.

“Time Zero” means the first Day of a Redetermination Period and will remain fixed.

“Total Expense” means the sum of Fixed O&M, Variable O&M, Compression Expense, G&A Expense, and Taxes, if applicable.

“Total Revenue” means the sum of all revenue received by Gatherer for Gas gathered on the System unless expressly excluded from the COS Calculation by the Contract, including all revenue credited as shown in Section 3.2 below.

“Turnkey Project” means a project included in the Budget that is designed, constructed, and managed entirely by a contractor engaged by Gatherer for a fixed sum until the project is fully complete and ready to be handed over to Gatherer, such that operation by Gatherer can begin immediately.

“Variable O&M” means those Operating Expenses that fluctuate based on volume.

“Volume Forecast” means for the System during the Redetermination Period, the projected amounts of Gas that are to be produced and delivered from existing and forecasted Dedicated Wells on the Dedicated Properties and received at the Receipt Points during each Forecasted Year based on a ** Year drilling period and a ** Year production period, but the Volume Forecast will not extend beyond the Redetermination Period.

“Year” means the period commencing at the beginning of the Day on January 1 of each calendar year and continuing through the end of the Day that commences on December 31 of the same calendar year, except that the first Year will begin on the Effective Date and continue through December 31, 2012, and the final Year will end on June 30 of that Year.

Exhibit C-1 Page 2

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

2.	COS Calculation Framework. Gatherer will calculate the System Fee for Producers in each COS Calculation so that the net present value of the Net Cash Flow and Terminal Value, discounted to Time Zero at an ** (**%) discount rate (“Target IRR”) over the Redetermination Period for the System, will be equal to **. The COS Calculation will include all known Historical Data plus Forecasted Data as described in Section 3.2 of this Exhibit C-1. As of Time Zero, for purposes of the COS Calculation, Capital Expenditures are $** and EBITDA is $**.

3.	Cost of Service Calculation Methodology.

3.1	Model. Gatherer’s model for the COS Calculation will be in substantially the form of the Sample Calculation unless otherwise agreed to by the Parties. Gatherer will accumulate the data described in Section 3.2 below for the System to populate the discounted cash flow model for the COS Calculation.

3.2	Inputs. All items of Total Revenue, Total Expense and Capital Expenditures will be allocated on a cash basis to the System without duplication.

(a)	Volume. Gatherer will convert the Volume Forecast from MCFs to MMBTUs in accordance with the measurement provisions in the Contract and based upon the most readily available Historical Data or, if Historical Data is not available, based upon similarly situated Gas.

(b)	Revenue. Gatherer will include all Total Revenue Historical Data available for both Producers and Third Parties (including amounts owed by Third Parties which remain unpaid for more than 90 days after the due date) for previous periods (in the same manner Total Revenue is determined for Forecast Data in this section). For Third Party Gas volumes gathered by the Gatherer from Dedicated Wells, the revenue included in Total Revenue Historical Data and Forecasted Data from such Third Party Gas volumes shall be calculated based on (i) the actual Third Party gathering fee if the fee has been approved by the Producer or (ii) the System Fee if the actual Third Party gathering fee has not been approved by the Producer. For the remaining term of the Redetermination Period, Gatherer will forecast Total Revenue for the System by summing the following: (i) the System Fee multiplied by the Volume Forecast less Gas Lift Gas volumes (as provided in Section 5.2 of the Base Contract); provided that the portion of the Volume Forecast that represents Third Party Gas produced from the Dedicated Wells will be based on (x) the actual Third Party gathering fee if the fee has been approved by Producers or (y) the System Fee if the actual Third Party gathering fee has not been approved by Producers; (ii) for Third Party Wells approved by Producers in accordance with Section 2.5(a)(i) of the Base Contract, the expected revenues to be received from such Third Party Wells over the Redetermination Period; (iii) for any Third Party Wells with Priority 1 Service for which the connection is not approved by Producers under Section 2.5(a)(ii) of the Base Contract, **% of the System Fee multiplied by the forecasted receipt point volumes over the Redetermination Period less the Gas Lift Gas volumes from such Third Party Wells; (iv) for any Third Party Well that does not receive Priority 1 Service pursuant to Section 2.5(b) of the Base Contract, **% of the gathering fee applicable to Gas delivered to the System from that Third Party Well multiplied by the forecasted receipt point volumes over the Redetermination Period less the Gas Lift Gas volumes from such Third Party Well; and (v) for any Producer Installed Asset in accordance with Section 3.4 of Exhibit F of the Base Contract, **% of the System Fee multiplied by expected volumes from such Producer Installed Asset over the Redetermination Period.

(c)	Fixed O&M. The Operating Expense set forth in the Budget will be used to determine the Fixed O&M for the first Forecasted Year. The Fixed O&M for subsequent Forecasted Years will be adjusted upwards annually by the Escalation Factor.

Exhibit C-1 Page 3

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

(d)	Variable O&M. The Operating Expense set forth in the Budget will be used to determine the Variable O&M for the first Forecasted Year. The Variable O&M for subsequent Forecasted Years will be adjusted upwards annually by the Escalation Factor and scaled to reflect Volume Forecast in each Forecasted Year.

(e)	G&A Expense. G&A Expense will equal the product of (a) the applicable G&A Fee multiplied by (b) the sum of (i) Gas actually received at the Receipt Points according to the Historical Data, plus (ii) Gas forecasted to be received at the Receipt Points based on the Volume Forecast, plus (iii) any volumes attributable to Third Party Wells approved by Producers in accordance with Section 2.5(a)(i) of the Base Contract.

(f)	Compression Expense. If Gatherer rents or otherwise employs compression units pursuant to the terms of this Contract, Gatherer will, if not already under contract, negotiate reasonable market rental or service rates and include any applicable Compression Expense in the Total Expenses, including any future compression units required to support the Volume Forecast. Forecasted Compression Expense should be escalated at the Escalation Factor.

(g)	Capital Expenditure. Gatherer will include all Capital Expenditure Historical Data (including any Capital G&A Fees) available for previous periods, excluding Capital Expenditure for Third Party Wells not approved by Producers under Section 2.5(a)(ii) of the Base Contract. Gatherer will estimate the future Capital Expenditure, including future Capital G&A Fees and Capital Expenditure for Third Party Wells approved by Producers under Section 2.5(a)(i) of the Base Contract for the System, for a period of ** Forecasted Years, but in no circumstance will the forecast for Capital Expenditure extend beyond the Redetermination Period. In each COS Calculation, the Budget will be used to determine the Capital Expenditure for the first Forecasted Year. The development of the assumptions associated with projecting future Capital Expenditure for subsequent Forecasted Years will be determined by Gatherer in a reasonable manner, so long as the assumptions are (a) reflective of current market rates, costs and expenditures, and (b) commercially reasonable and proportionate to the Volume Forecast and Historical Data.

3.3	Excluded Fuel Expenses. Electric Fuel Expense will be billed directly to Producers and will not be included in the COS Calculation.

3.4	Lean Gas. The costs incurred by Gatherer to secure a lean Gas supply under Section 3.5 of the Base Contract will be included in the COS Calculation and the costs to purchase such lean Gas will be billed separately by Gatherer each Month, unless the lean Gas has been provided by the Producers under Section 3.5 of the Base Contract.

3.5	Escalation - G&A Fee and Taxes. In each COS Calculation, for the first Forecasted Year, the G&A Fee and Taxes will be adjusted in proportion to the Inflation Factor. In no event will the adjustment result in a decrease of the G&A Fee from the last effective amount. Beginning in the second Forecasted Year and all Forecasted Years thereafter in the COS Calculation, the Escalation Factor will be applied to the following inputs in the Forecasted Data: G&A Fee and Taxes.

Exhibit C-1 Page 4

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

4.	Categorization of Inputs to COS Calculation. Gatherer will calculate the System Fee for the System needed to achieve the Target IRR. The System Fee will be calculated and applied on an MMBTU basis. Gatherer will categorize revenues, costs, and expenses into the categories described below in Section 5.2 of this Exhibit C-1. Gatherer will use its reasonable judgment and acceptable industry practices to allocate funds to Capital Expenditure, Total Expense and Total Revenue under the methodologies in this Exhibit C-1.

5.	Scope and Budget Process. Producers and Gatherer will collaborate and work together each Year to develop the capital expenditure projects (the “Scope”) to be implemented by Gatherer for the following Year.

5.1	Volumes and System Requirements. By September 1st of each Year during the Redetermination Period, Producers will provide the Volume Forecast to Gatherer, along with a summary of Producers’ System requirements, including: (i) expected rig count; (ii) aggregate number, location, and timing of pad locations and well connections; (iii) well type curves; (iv) aggregate volumes of Gas to be delivered to the System; (v) System capacity and pressure; and (vii) any other System requirements (collectively, the “System Requirements”).

5.2	Scope and Budget. By October 1st of each Year during the Redetermination Period, Gatherer will develop and deliver to Producers a projected Scope and budget (the “Budget”) for the following Year to meet System Requirements. The Budget will be broken down into five general categories: well connect capital expenditure, infrastructure capital expenditure, facilities capital expenditure, operations support and other capital expenditure, and Operating Expense. Gatherer will reasonably consider and incorporate the suggestions and input of Producers into the preparation of the Scope and Budget. The Scope and Budget also will include projects that Gatherer reasonably believes are necessary for the System to be in compliance with applicable laws, rules, and regulations of any governmental authority and any other projects that Gatherer reasonably believes are necessary to meet applicable health, safety, and environmental requirements or standards (“Compliance Projects”). With respect to a single project or a series of related projects with Capital Expenditures in excess of ** (“Material Project”), Gatherer will provide project level detail for such projects as part of the Budget, along with key assumptions and design basis by Budget category.

5.3	Final Scope. The Parties will work together to reach agreement on the final Scope for the following Year by November 1st of each Year during the Redetermination Period. The Scope will optimize the design and capital efficiency of the System while maintaining the System Requirements, and will contain a description of System design (including pipeline diameters, pipe specifications, facilities, and buildings), Material Projects, and estimated construction time, with a reasonably detailed description of Gatherer’s anticipated construction projects for the Year.

5.4	Initial Scope and Budget. The Scope and Budget for the Year beginning January 1, 2013 is attached as Schedule 2 to this Exhibit C-1.

5.5	Elevation of Disputes. Any disputes regarding the preparation of the Scope and Budget in any Year will be resolved in accordance with the process described in Exhibit E-1.

5.6	Implementation of Scope. Gatherer will implement and execute the Scope each Year. All actual Capital Expenditure incurred and paid by Gatherer to implement the Scope will be included in the COS Calculations, consistent with GAAP, but without limiting any of the provisions in this Exhibit C-1.

5.7	Updates; Terminated or Delayed Projects.

(i) Updates. Gatherer will provide at least quarterly updates to Producers on the Scope and Budget, including actual expenditures by Budget category, a comparison of actual

Exhibit C-1 Page 5

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

expenditures by Budget category relative to the targets in the Budget, and an explanation of costs incurred and anticipated by category. At least quarterly, Producers will provide a reasonably detailed description of any changes to the Volume Forecast and System Requirements.

(ii) Terminated or Delayed Projects. Except for Compliance Projects, Producers have the right to delay or terminate Material Projects included in the Scope, and Gatherer will update and adjust the Budget to account for such terminated or delayed projects. All incurred costs and expenses related to any such terminated or delayed projects will be included in the COS Calculations.

5.8	Adjustment of Contract Standards. If Gatherer’s ability to meet any of the performance standards shown in Exhibit F is affected by the Scope, System design, or any subsequent changes to the Scope or System design agreed to by Gatherer and Producers, then such performance standards will be adjusted or waived to the extent that the Scope, System design, or any changes in the Scope or System design would preclude or otherwise limit or affect Gatherer’s ability to meet or achieve such performance standards.

5.9	Performance. Subject to the limitations in the Contract and this Exhibit C-1, Gatherer will prepare the Scope and Budget, and manage its implementation of the Scope and Budget, as a reasonably prudent operator. Producers will prepare the Volume Forecasts and System Requirements each Year in a reasonable manner and in accordance with industry accepted oil and gas reservoir engineering practices.

6.	COS Calculation Disputes. Any disputes between the Parties over the final COS Calculation will be resolved in accordance with the procedures in Exhibit E-2 of the Base Contract.

Exhibit C-1 Page 6

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

SCHEDULE 1 TO EXHIBIT C-1**

Sample Calculation - Eagle Ford Rich

				BBtu/d			($’000)
System Fee	$**	G&A Fee Tiers	$/MMBtu	Min Vol.	Max Vol.	Time Zero EBITDA	**
Inflation Factor	**%	Tier 1	$**	**	**	Time Zero Capital Expenditure	**
Escalation Factor	**%	Tier 2	$**	**	**
		Tier 3	$**	**
Target IRR	**%
Terminal Multiple	**x	Capital G&A Fee			**%

	6/30/12	7/31/12			8/31/12			9/30/12			10/30/12			11/30/12			12/31/12			1/31/13			2/28/13			3/31/13			4/30/13			5/31/13			6/30/13
Escalation Factor			*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*
Gathering Volume - BBtu			*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*
System Fee ($/MMBtu)		$	*	*	$	*	*	$	*	*	$	*	*	$	*	*	$	*	*	$	*	*	$	*	*	$	*	*	$	*	*	$	*	*	$	*	*
Revenue ($’000)			*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*

Compression Expense			*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*
Variable O&M			*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*
Fixed O&M			*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*
Taxes			*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*
G&A Expense			*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*
EBITDA ($’000)	**		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*

Well Connect Capex			*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*
Infrastructure Capex			*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*
Facilities Capex			*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*
Operations Support and Other			*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*
Capital G&A Fee			*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*
Total Capex ($’000)	**		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*

Terminal Value
Net Cash Flow ($’000)	**		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*

NPV	**

G&A Expense Calculation

Volume - Tier 1 (BBtu/d)			*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*
Volume - Tier 2 (BBtu/d)			*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*
Volume - Tier 3 (BBtu/d)			*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*

Volume - Tier 1 ($/MMtu/d)		$	*	*	$	*	*	$	*	*	$	*	*	$	*	*	$	*	*	$	*	*	$	*	*	$	*	*	$	*	*	$	*	*	$	*	*
Volume - Tier 2 ($/MMtu/d)		$	*	*	$	*	*	$	*	*	$	*	*	$	*	*	$	*	*	$	*	*	$	*	*	$	*	*	$	*	*	$	*	*	$	*	*
Volume - Tier 3 ($/MMtu/d)		$	*	*	$	*	*	$	*	*	$	*	*	$	*	*	$	*	*	$	*	*	$	*	*	$	*	*	$	*	*	$	*	*	$	*	*

**	20 pages omitted pursuant to confidential treatment request.

Schedule 1 to Exhibit C-1 Page 1

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

SCHEDULE 2 TO EXHIBIT C-1**

Initial Scope and Budget - Eagle Ford Rich Gas System

**	One (1) page omitted pursuant to confidential treatment request.

Schedule 2 to Exhibit C-1 Page 1

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

EXHIBIT C-2

COST OF SERVICE CALCULATION METHODOLOGY

EAGLE FORD DEEP OIL

1.	Definitions. Capitalized terms used in this Exhibit C-2 have the meanings given such terms in this Exhibit C-2. Other capitalized terms used in this Exhibit C-2 are defined in the Base Contract.

“Capital Expenditure” means monies spent by Gatherer on capital expenditure consistent with GAAP, including, but not limited to, costs associated with real property, rights of ways, ancillary equipment, materials, construction costs and labor to establish and maintain the System.

“Capital G&A Fee” means, for any Year during the Redetermination Period, an amount equal to **% of the Capital Expenditure for that Year, including Capital Expenditure for Third Party Wells approved by Producers in accordance with Section 2.5(a)(i) of the Base Contract, but excluding Capital Expenditures for Turnkey Projects.

“Compression Expense” means the sum of (a) maintenance and repair costs for Gatherer-owned compression units and (b) monthly rental charges due by Gatherer to a third party company (or Gatherer’s Affiliate) in the event compression units are rented to provide compression services for the System.

“EBITDA” means Total Revenues minus Total Expenses, but before interest payments on debt, income taxes, depreciation, and amortization of assets.

“Electric Fuel Expense” means the costs associated with electricity purchases to run electric compression and such electricity purchases will be measured separately from electricity to run the non-compression portions of the System.

“Escalation Factor” means ** annually, regardless of actual rate of inflation.

“Fixed O&M” means fixed Operating Expenses that are not dependent on volume flow.

“Forecasted Data” means Total Revenue, Total Expense, and Capital Expenditure for time periods in which there is no Historical Data that are estimated during the Redetermination Period based on the Volume Forecast for the System.

“Forecasted Year” means each Year within the COS Calculation for which there is no Historical Data.

“G&A Expense” means expenses for operating Gatherer’s business that are not directly linked to Gatherer’s products or services, including, without limitation, expenses for certain salaries, rent and utility payments, generally known as overhead.

“G&A Fee” means, for each Month in Year 2012, a fee per MMBTU for G&A Expenses equal to the quotient of (a) the sum of: (i) $** multiplied by the average Daily volumes of Gas received on the System in such Month up to ** BBTUs per Day, plus (ii) $** multiplied by the average Daily volumes of Gas received on the System in such Month equal to or in excess of ** BBTUs per Day but less than ** BBTUs per Day, plus (iii) $** multiplied by the average Daily volumes of Gas received on the System in such Month equal to or in excess of ** BBTUs per Day, divided by (b) the average Daily volumes of Gas received on the System in such Month. The G&A Fee is subject to annual escalation pursuant to Section 3.5 of this Exhibit C-2.

“GAAP” means generally accepted accounting principles, consistently applied.

“Historical Data” means all actual information available for the System based on the time (generally by Month) revenues are actually received and expenses and Capital Expenditures are actually paid by Gatherer.

“Net Cash Flow” means EBITDA less total Capital Expenditure.

Exhibit C-2 Page 1

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

“Operating Expense” means costs and expenses of Gatherer to operate the System, other than Capital Expenditure, Compression Expense and G&A Expense.

“Redetermination Date” means January 1, 2015, and January 1 of each Year thereafter during the Redetermination Period.

“Redetermination Period” means, for the System, the ** Year period commencing on the Effective Date.

“Sample Calculation” means the sample calculation set forth as Schedule 1 to this Exhibit C-2.

“Target IRR” has the meaning set forth in Section 2 of this Exhibit C-2.

“Taxes” means all taxes paid by Gatherer in accordance with the terms of the Contract that are not reimbursed by Producers, expressly excluding income taxes.

“Terminal Date” means June 30 of the Terminal Year.

“Terminal EBITDA” means the EBITDA for the twelve (12) Months preceding the Terminal Date.

“Terminal Value” means the estimated value of the System at the specified Terminal Date which will at all times be assumed to be equal to ** times Terminal EBITDA.

“Terminal Year” means the final Year of the Redetermination Period.

“Time Zero” means the first Day of a Redetermination Period and will remain fixed.

“Total Expense” means the sum of Fixed O&M, Variable O&M, Compression Expense, G&A Expense, and Taxes, if applicable.

“Total Revenue” means the sum of all revenue received by Gatherer for Gas gathered on the System unless expressly excluded from the COS Calculation by the Contract, including all revenue credited as shown in Section 3.2 below.

“Turnkey Project” means a project included in the Budget that is designed, constructed, and managed entirely by a contractor engaged by Gatherer for a fixed sum until the project is fully complete and ready to be handed over to Gatherer, such that operation by Gatherer can begin immediately.

“Variable O&M” means those Operating Expenses that fluctuate based on volume.

“Volume Forecast” means for the System during the Redetermination Period, the projected amounts of Gas that are to be produced and delivered from existing and forecasted Dedicated Wells on the Dedicated Properties and received at the Receipt Points during each Forecasted Year based on a ** Year drilling period and a ** Year production period, but the Volume Forecast will not extend beyond the Redetermination Period.

“Year” means the period commencing at the beginning of the Day on January 1 of each calendar year and continuing through the end of the Day that commences on December 31 of the same calendar year, except that the first Year will begin on the Effective Date and continue through December 31, 2012, and the final Year will end on June 30 of that Year.

Exhibit C-2 Page 2

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

2.	COS Calculation Framework. Gatherer will calculate the System Fee for Producers in each COS Calculation so that the net present value of the Net Cash Flow and Terminal Value, discounted to Time Zero at an ** (**%) discount rate (“Target IRR”) over the Redetermination Period for the System, will be equal to **. The COS Calculation will include all known Historical Data plus Forecasted Data as described in Section 3.2 of this Exhibit C-2. As of Time Zero, for purposes of the COS Calculation, Capital Expenditures are $** which is a ** amount, and EBITDA is $** which is a ** amount.

3.	Cost of Service Calculation Methodology.

3.1	Model. Gatherer’s model for the COS Calculation will be in substantially the form of the Sample Calculation unless otherwise agreed to by the Parties. Gatherer will accumulate the data described in Section 3.2 below for the System to populate the discounted cash flow model for the COS Calculation.

3.2	Inputs. All items of Total Revenue, Total Expense and Capital Expenditures will be allocated on a cash basis to the System without duplication.

(a)	Volume. Gatherer will convert the Volume Forecast from MCFs to MMBTUs in accordance with the measurement provisions in the Contract and based upon the most readily available Historical Data or, if Historical Data is not available, based upon similarly situated Gas.

(b)	Revenue. Gatherer will include all Total Revenue Historical Data available for both Producers and Third Parties (including amounts owed by Third Parties which remain unpaid for more than 90 days after the due date) for previous periods (in the same manner Total Revenue is determined for Forecast Data in this section). For Third Party Gas volumes gathered by the Gatherer from Dedicated Wells, the revenue included in Total Revenue Historical Data and Forecasted Data from such Third Party Gas volumes shall be calculated based on (i) the actual Third Party gathering fee if the fee has been approved by the Producer or (ii) the System Fee if the actual Third Party gathering fee has not been approved by the Producer. For the remaining term of the Redetermination Period, Gatherer will forecast Total Revenue for the System by summing the following: (i) the System Fee multiplied by the Volume Forecast less Gas Lift Gas volumes (as provided in Section 5.2 of the Base Contract); provided that the portion of the Volume Forecast that represents Third Party Gas produced from the Dedicated Wells will be based on (x) the actual Third Party gathering fee if the fee has been approved by Producers or (y) the System Fee if the actual Third Party gathering fee has not been approved by Producers; (ii) for Third Party Wells approved by Producers in accordance with Section 2.5(a)(i) of the Base Contract, the expected revenues to be received from such Third Party Wells over the Redetermination Period; (iii) for any Third Party Wells with Priority 1 Service for which the connection is not approved by Producers under Section 2.5(a)(ii) of the Base Contract, **% of the System Fee multiplied by the forecasted receipt point volumes over the Redetermination Period less the Gas Lift Gas volumes from such Third Party Wells; (iv) for any Third Party Well that does not receive Priority 1 Service pursuant to Section 2.5(b) of the Base Contract, **% of the gathering fee applicable to Gas delivered to the System from that Third Party Well multiplied by the forecasted receipt point volumes over the Redetermination Period less the Gas Lift Gas volumes from such Third Party Well; and (v) for any Producer Installed Asset in accordance with Section 3.4 of Exhibit F of the Base Contract, **% of the System Fee multiplied by expected volumes from such Producer Installed Asset over the Redetermination Period.

(c)	Fixed O&M. The Operating Expense set forth in the Budget will be used to determine the Fixed O&M for the first Forecasted Year. The Fixed O&M for subsequent Forecasted Years will be adjusted upwards annually by the Escalation Factor.

Exhibit C-2 Page 3

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

(d)	Variable O&M. The Operating Expense set forth in the Budget will be used to determine the Variable O&M for the first Forecasted Year. The Variable O&M for subsequent Forecasted Years will be adjusted upwards annually by the Escalation Factor and scaled to reflect Volume Forecast in each Forecasted Year.

(e)	G&A Expense. G&A Expense will equal the product of (a) the applicable G&A Fee multiplied by (b) the sum of (i) Gas actually received at the Receipt Points according to the Historical Data, plus (ii) Gas forecasted to be received at the Receipt Points based on the Volume Forecast, plus (iii) any volumes attributable to Third Party Wells approved by Producers in accordance with Section 2.5(a)(i) of the Base Contract.

(f)	Compression Expense. If Gatherer rents or otherwise employs compression units pursuant to the terms of this Contract, Gatherer will, if not already under contract, negotiate reasonable market rental or service rates and include any applicable Compression Expense in the Total Expenses, including any future compression units required to support the Volume Forecast. Forecasted Compression Expense should be escalated at the Escalation Factor.

(g)	Capital Expenditure. Gatherer will include all Capital Expenditure Historical Data (including any Capital G&A Fees) available for previous periods, excluding Capital Expenditure for Third Party Wells not approved by Producers under Section 2.5(a)(ii) of the Base Contract. Gatherer will estimate the future Capital Expenditure, including future Capital G&A Fees and Capital Expenditure for Third Party Wells approved by Producers under Section 2.5(a)(i) of the Base Contract for the System, for a period of ** Forecasted Years, but in no circumstance will the forecast for Capital Expenditure extend beyond the Redetermination Period. In each COS Calculation, the Budget will be used to determine the Capital Expenditure for the first Forecasted Year. The development of the assumptions associated with projecting future Capital Expenditure for subsequent Forecasted Years will be determined by Gatherer in a reasonable manner, so long as the assumptions are (a) reflective of current market rates, costs and expenditures, and (b) commercially reasonable and proportionate to the Volume Forecast and Historical Data.

3.3	Excluded Fuel Expense. Electric Fuel Expense will be billed directly to Producers and will not be included in the COS Calculation.

3.4	Lean Gas. The costs incurred by Gatherer to secure a lean Gas supply under Section 3.5 of the Base Contract will be included in the COS Calculation and the costs to purchase such lean Gas will be billed separately by Gatherer each Month, unless the lean Gas has been provided by the Producers under Section 3.5 of the Base Contract.

3.5	Escalation - G&A Fee and Taxes. In each COS Calculation, for the first Forecasted Year, the G&A Fee and Taxes will be adjusted in proportion to the Inflation Factor. In no event will the adjustment result in a decrease of the G&A Fee from the last effective amount. Beginning in the second Forecasted Year and all Forecasted Years thereafter in the COS Calculation, the Escalation Factor will be applied to the following inputs in the Forecasted Data: G&A Fee and Taxes.

Exhibit C-2 Page 4

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

4.	Categorization of Inputs to COS Calculation. Gatherer will calculate the System Fee for the System needed to achieve the Target IRR. The System Fee will be calculated and applied on an MMBTU basis. Gatherer will categorize revenues, costs, and expenses into the categories described below in Section 5.2 of this Exhibit C-2. Gatherer will use its reasonable judgment and acceptable industry practices to allocate funds to Capital Expenditure, Total Expense and Total Revenue under the methodologies in this Exhibit C-2.

5.	Scope and Budget Process. Producers and Gatherer will collaborate and work together each Year to develop the capital expenditure projects (the “Scope”) to be implemented by Gatherer for the following Year.

5.1	Volumes and System Requirements. By September 1st of each Year during the Redetermination Period, Producers will provide the Volume Forecast to Gatherer, along with a summary of Producers’ System requirements, including: (i) expected rig count; (ii) aggregate number, location, and timing of pad locations and well connections; (iii) well type curves; (iv) aggregate volumes of Gas to be delivered to the System; (v) System capacity and pressure; and (vii) any other System requirements (collectively, the “System Requirements”).

5.2	Scope and Budget. By October 1st of each Year during the Redetermination Period, Gatherer will develop and deliver to Producers a projected Scope and budget (the “Budget”) for the following Year to meet System Requirements. The Budget will be broken down into five general categories: well connect capital expenditure, infrastructure capital expenditure, facilities capital expenditure, operations support and other capital expenditure, and Operating Expense. Gatherer will reasonably consider and incorporate the suggestions and input of Producers into the preparation of the Scope and Budget. The Scope and Budget also will include projects that Gatherer reasonably believes are necessary for the System to be in compliance with applicable laws, rules, and regulations of any governmental authority and any other projects that Gatherer reasonably believes are necessary to meet applicable health, safety, and environmental requirements or standards (“Compliance Projects”). With respect to a single project or a series of related projects with Capital Expenditures in excess of ** (“Material Project”), Gatherer will provide project level detail for such projects as part of the Budget, along with key assumptions and design basis by Budget category.

5.3	Final Scope. The Parties will work together to reach agreement on the final Scope for the following Year by November 1st of each Year during the Redetermination Period. The Scope will optimize the design and capital efficiency of the System while maintaining the System Requirements, and will contain a description of System design (including pipeline diameters, pipe specifications, facilities, and buildings), Material Projects, and estimated construction time, with a reasonably detailed description of Gatherer’s anticipated construction projects for the Year.

5.4	Initial Scope and Budget. The Scope and Budget for the Year beginning January 1, 2013 is attached as Schedule 2 to this Exhibit C-2.

5.5	Elevation of Disputes. Any disputes regarding the preparation of the Scope and Budget in any Year will be resolved in accordance with the process described in Exhibit E-1.

5.6	Implementation of Scope. Gatherer will implement and execute the Scope each Year. All actual Capital Expenditure incurred and paid by Gatherer to implement the Scope will be included in the COS Calculations, consistent with GAAP, but without limiting any of the provisions in this Exhibit C-2.

5.7	Updates; Terminated or Delayed Projects.

(i) Updates. Gatherer will provide at least quarterly updates to Producers on the Scope and Budget, including actual expenditures by Budget category, a comparison of actual

Exhibit C-2 Page 5

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

expenditures by Budget category relative to the targets in the Budget, and an explanation of costs incurred and anticipated by category. At least quarterly, Producers will provide a reasonably detailed description of any changes to the Volume Forecast and System Requirements.

(ii) Terminated or Delayed Projects. Except for Compliance Projects, Producers have the right to delay or terminate Material Projects included in the Scope, and Gatherer will update and adjust the Budget to account for such terminated or delayed projects. All incurred costs and expenses related to any such terminated or delayed projects will be included in the COS Calculations.

5.8	Adjustment of Contract Standards. If Gatherer’s ability to meet any of the performance standards shown in Exhibit F is affected by the Scope, System design, or any subsequent changes to the Scope or System design agreed to by Gatherer and Producers, then such performance standards will be adjusted or waived to the extent that the Scope, System design, or any changes in the Scope or System design would preclude or otherwise limit or affect Gatherer’s ability to meet or achieve such performance standards.

5.9	Performance. Subject to the limitations in the Contract and this Exhibit C-2, Gatherer will prepare the Scope and Budget, and manage its implementation of the Scope and Budget, as a reasonably prudent operator. Producers will prepare the Volume Forecasts and System requirements each Year in a reasonable manner and in accordance with industry accepted oil and gas reservoir engineering practices.

6.	COS Calculation Disputes. Any disputes between the Parties over the final COS Calculation will be resolved in accordance with the procedures in Exhibit E-2 of the Base Contract.

Exhibit C-2 Page 6

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

SCHEDULE 1 TO EXHIBIT C-2**

Sample Calculation - Eagle Ford Deep

				BBtu/d			($’000)
System Fee	$**	G&A Fee Tiers	$/MMBtu	Min Vol.	Max Vol.	Time Zero EBITDA	**
Inflation Factor	**%	Tier 1	$**	**	**	Time Zero Capital Expenditure	**
Escalation Factor	**%	Tier 2	$**	**	**
		Tier 3	$**	**
Target IRR	**%
Terminal Multiple	**x	Capital G&A Fee			**%

	6/30/12	7/31/12			8/31/12			9/30/12			10/31/12			11/30/12			12/31/12			1/31/13			2/28/13			3/31/13			4/30/13			5/31/13			6/30/13
Escalation Factor			*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*
Gathering Volume - BBtu			*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*
System fee ($/MMBtu)		$	*	*	$	*	*	$	*	*	$	*	*	$	*	*	$	*	*	$	*	*	$	*	*	$	*	*	$	*	*	$	*	*	$	*	*
Revenue ($’000)			*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*

Compression Expense			*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*
Variable O&M			*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*
Fixed O&M			*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*
Taxes			*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*
G&A Expense			*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*
EBITDA ($’000)	**		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*

Well Connect Capex			*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*
Infrastructure Capex			*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*
Facilities Capex			*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*
Operations Support and Other			*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*
Capital G&A Fee			*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*
Total Capex ($’000)	**		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*

Terminal Value
Net Cash Flow ($’000)	**		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*

NPV	**

G&A Expense Calculation

Volume - Tier 1 (BBtu/d)			*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*
Volume - Tier 2 (BBtu/d)			*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*
Volume - Tier 3 (BBtu/d)			*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*

Fees - Tier 1 ($/MMBtu)		$	*	*	$	*	*	$	*	*	$	*	*	$	*	*	$	*	*	$	*	*	$	*	*	$	*	*	$	*	*	$	*	*	$	*	*
Fees - Tier 2 ($/MMBtu)		$	*	*	$	*	*	$	*	*	$	*	*	$	*	*	$	*	*	$	*	*	$	*	*	$	*	*	$	*	*	$	*	*	$	*	*
Fees - Tier 3 ($/MMBtu)		$	*	*	$	*	*	$	*	*	$	*	*	$	*	*	$	*	*	$	*	*	$	*	*	$	*	*	$	*	*	$	*	*	$	*	*

**	20 pages omitted pursuant to confidential treatment request.

Schedule 1 to Exhibit C-2 Page 1

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

SCHEDULE 2 TO EXHIBIT C-2**

Initial Scope and Budget - Eagle Ford Deep Oil System

**	Four (4) pages omitted pursuant to confidential treatment request.

Schedule 2 to Exhibit C-2 Page 1

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

EXHIBIT C-3

COST OF SERVICE CALCULATION METHODOLOGY

EAGLE FORD SHALLOW OIL

1.	Definitions. Capitalized terms used in this Exhibit C-3 have the meanings given such terms in this Exhibit C-3. Other capitalized terms used in this Exhibit C-3 are defined in the Base Contract.

“Capital Expenditure” means monies spent by Gatherer on capital expenditure consistent with GAAP, including, but not limited to, costs associated with real property, rights of ways, ancillary equipment, materials, construction costs and labor to establish and maintain the System.

“Capital G&A Fee” means, for any Year during the Redetermination Period, an amount equal to **% of the Capital Expenditure for that Year, including Capital Expenditure for Third Party Wells approved by Producers in accordance with Section 2.5(a)(i) of the Base Contract, but excluding Capital Expenditures for Turnkey Projects.

“Compression Expense” means the sum of (a) maintenance and repair costs for Gatherer-owned compression units and (b) monthly rental charges due by Gatherer to a third party company (or Gatherer’s Affiliate) in the event compression units are rented to provide compression services for the System.

“EBITDA” means Total Revenues minus Total Expenses, but before interest payments on debt, income taxes, depreciation, and amortization of assets.

“Electric Fuel Expense” means the costs associated with electricity purchases to run electric compression and such electricity purchases will be measured separately from electricity to run the non-compression portions of the System.

“Escalation Factor” means ** (**%) annually, regardless of actual rate of inflation.

“Fixed O&M” means fixed Operating Expenses that are not dependent on volume flow.

“Forecasted Data” means Total Revenue, Total Expense, and Capital Expenditure for time periods in which there is no Historical Data that are estimated during the Redetermination Period based on the Volume Forecast for the System.

“Forecasted Year” means each Year within the COS Calculation for which there is no Historical Data.

“G&A Expense” means expenses for operating Gatherer’s business that are not directly linked to Gatherer’s products or services, including, without limitation, expenses for certain salaries, rent and utility payments, generally known as overhead.

“G&A Fee” means, for each Month in Year 2012, a fee per MMBTU for G&A Expenses equal to the quotient of (a) the sum of: (i) $** multiplied by the average Daily volumes of Gas received on the System in such Month up to ** BBTUs per Day, plus (ii) $** multiplied by the average Daily volumes of Gas received on the System in such Month equal to or in excess of ** BBTUs per Day but less than ** BBTUs per Day, plus (iii) $** multiplied by the average Daily volumes of Gas received on the System in such Month equal to or in excess of ** BBTUs per Day, divided by (b) the average Daily volumes of Gas received on the System in such Month. The G&A Fee is subject to annual escalation pursuant to Section 3.5 of this Exhibit C-3.

“GAAP” means generally accepted accounting principles, consistently applied.

“Historical Data” means all actual information available for the System based on the time (generally by Month) revenues are actually received and expenses and Capital Expenditures are actually paid by Gatherer.

“Net Cash Flow” means EBITDA less total Capital Expenditure.

Exhibit C-3 Page 1

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

“Operating Expense” means costs and expenses of Gatherer to operate the System, other than Capital Expenditure, Compression Expense and G&A Expense.

“Redetermination Date” means January 1, 2015, and January 1 of each Year thereafter during the Redetermination Period.

“Redetermination Period” means, for the System, the ** Year period commencing on the Effective Date.

“Sample Calculation” means the sample calculation set forth as Schedule 1 to this Exhibit C-3.

“Target IRR” has the meaning set forth in Section 2 of this Exhibit C-3.

“Taxes” means all taxes paid by Gatherer in accordance with the terms of the Contract that are not reimbursed by Producers, expressly excluding income taxes.

“Terminal Date” means June 30 of the Terminal Year.

“Terminal EBITDA” means the EBITDA for the twelve (12) Months preceding the Terminal Date.

“Terminal Value” means the estimated value of the System at the specified Terminal Date which will at all times be assumed to be equal to ** times Terminal EBITDA.

“Terminal Year” means the final Year of the Redetermination Period.

“Time Zero” means the first Day of a Redetermination Period and will remain fixed.

“Total Expense” means the sum of Fixed O&M, Variable O&M, Compression Expense, G&A Expense, and Taxes, if applicable.

“Total Revenue” means the sum of all revenue received by Gatherer for Gas gathered on the System unless expressly excluded from the COS Calculation by the Contract, including all revenue credited as shown in Section 3.2 below.

“Turnkey Project” means a project included in the Budget that is designed, constructed, and managed entirely by a contractor engaged by Gatherer for a fixed sum until the project is fully complete and ready to be handed over to Gatherer, such that operation by Gatherer can begin immediately.

“Variable O&M” means those Operating Expenses that fluctuate based on volume.

“Volume Forecast” means for the System during the Redetermination Period, the projected amounts of Gas that are to be produced and delivered from existing and forecasted Dedicated Wells on the Dedicated Properties and received at the Receipt Points during each Forecasted Year based on a ** Year drilling period and a ** Year production period, but the Volume Forecast will not extend beyond the Redetermination Period.

“Year” means the period commencing at the beginning of the Day on January 1 of each calendar year and continuing through the end of the Day that commences on December 31 of the same calendar year, except that the first Year will begin on the Effective Date and continue through December 31, 2012, and the final Year will end on June 30 of that Year.

2.	COS Calculation Framework. Gatherer will calculate the System Fee for Producers in each COS Calculation so that the net present value of the Net Cash Flow and Terminal Value, discounted to Time Zero at an ** (**%) discount rate (“Target IRR”) over the Redetermination Period for the System, will be equal to **. The COS Calculation will include all known Historical Data plus Forecasted Data as described in Section 3.2 of this Exhibit C-3. As of Time Zero, for purposes of the COS Calculation, Capital Expenditures are $**, which is a ** amount, and EBITDA is $**, which is a ** amount.

Exhibit C-3 Page 2

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

3.	Cost of Service Calculation Methodology.

3.1	Model. Gatherer’s model for the COS Calculation will be in substantially the form of the Sample Calculation unless otherwise agreed to by the Parties. Gatherer will accumulate the data described in Section 3.2 below for the System to populate the discounted cash flow model for the COS Calculation.

3.2	Inputs. All items of Total Revenue, Total Expense and Capital Expenditures will be allocated on a cash basis to the System without duplication.

(a)	Volume. Gatherer will convert the Volume Forecast from MCFs to MMBTUs in accordance with the measurement provisions in the Contract and based upon the most readily available Historical Data or, if Historical Data is not available, based upon similarly situated Gas.

(b)	Revenue. Gatherer will include all Total Revenue Historical Data available for both Producers and Third Parties (including amounts owed by Third Parties which remain unpaid for more than 90 days after the due date) for previous periods (in the same manner Total Revenue is determined for Forecast Data in this section). For Third Party Gas volumes gathered by the Gatherer from Dedicated Wells, the revenue included in Total Revenue Historical Data and Forecasted Data from such Third Party Gas volumes shall be calculated based on (i) the actual Third Party gathering fee if the fee has been approved by the Producer or (ii) the System Fee if the actual Third Party gathering fee has not been approved by the Producer. For the remaining term of the Redetermination Period, Gatherer will forecast Total Revenue for the System by summing the following: (i) the System Fee multiplied by the Volume Forecast less Gas Lift Gas volumes (as provided in Section 5.2 of the Base Contract); provided that the portion of the Volume Forecast that represents Third Party Gas produced from the Dedicated Wells will be based on (x) the actual Third Party gathering fee if the fee has been approved by Producers or (y) the System Fee if the actual Third Party gathering fee has not been approved by Producers; (ii) for Third Party Wells approved by Producers in accordance with Section 2.5(a)(i) of the Base Contract, the expected revenues to be received from such Third Party Wells over the Redetermination Period; (iii) for any Third Party Wells with Priority 1 Service for which the connection is not approved by Producers under Section 2.5(a)(ii) of the Base Contract, **% of the System Fee multiplied by the forecasted receipt point volumes over the Redetermination Period less the Gas Lift Gas volumes from such Third Party Wells; (iv) for any Third Party Well that does not receive Priority 1 Service pursuant to Section 2.5(b) of the Base Contract, **% of the gathering fee applicable to Gas delivered to the System from that Third Party Well multiplied by the forecasted receipt point volumes over the Redetermination Period less the Gas Lift Gas volumes from such Third Party Well; and (v) for any Producer Installed Asset in accordance with Section 3.4 of Exhibit F of the Base Contract, **% of the System Fee multiplied by expected volumes from such Producer Installed Asset over the Redetermination Period.

(c)	Fixed O&M. The Operating Expense set forth in the Budget will be used to determine the Fixed O&M for the first Forecasted Year. The Fixed O&M for subsequent Forecasted Years will be adjusted upwards annually by the Escalation Factor.

(d)	Variable O&M. The Operating Expense set forth in the Budget will be used to determine the Variable O&M for the first Forecasted Year. The Variable O&M for subsequent Forecasted Years will be adjusted upwards annually by the Escalation Factor and scaled to reflect Volume Forecast in each Forecasted Year.

(e)	G&A Expense. G&A Expense will equal the product of (a) the applicable G&A Fee multiplied by (b) the sum of (i) Gas actually received at the Receipt Points according to

Exhibit C-3 Page 3

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

the Historical Data, plus (ii) Gas forecasted to be received at the Receipt Points based on the Volume Forecast, plus (iii) any volumes attributable to Third Party Wells approved by Producers in accordance with Section 2.5(a)(i) of the Base Contract.

(f)	Compression Expense. If Gatherer rents or otherwise employs compression units pursuant to the terms of this Contract, Gatherer will, if not already under contract, negotiate reasonable market rental or service rates and include any applicable Compression Expense in the Total Expenses, including any future compression units required to support the Volume Forecast. Forecasted Compression Expense should be escalated at the Escalation Factor.

(g)	Capital Expenditure. Gatherer will include all Capital Expenditure Historical Data (including any Capital G&A Fees) available for previous periods, excluding Capital Expenditure for Third Party Wells not approved by Producers under Section 2.5(a)(ii) of the Base Contract. Gatherer will estimate the future Capital Expenditure, including future Capital G&A Fees and Capital Expenditure for Third Party Wells approved by Producers under Section 2.5(a)(i) of the Base Contract for the System, for a period of ** Forecasted Years, but in no circumstance will the forecast for Capital Expenditure extend beyond the Redetermination Period. In each COS Calculation, the Budget will be used to determine the Capital Expenditure for the first Forecasted Year. The development of the assumptions associated with projecting future Capital Expenditure for subsequent Forecasted Years will be determined by Gatherer in a reasonable manner, so long as the assumptions are (a) reflective of current market rates, costs and expenditures, and (b) commercially reasonable and proportionate to the Volume Forecast and Historical Data.

3.3	Fuel Expense. Electric Fuel Expense will be billed directly to Producers and will not be included in the COS Calculation.

3.4	Lean Gas. The costs incurred by Gatherer to secure a lean Gas supply under Section 3.5 of the Base Contract will be included in the COS Calculation and the costs to purchase such lean Gas will be billed separately by Gatherer each Month, unless the lean Gas has been provided by the Producers under Section 3.5 of the Base Contract.

3.5	Escalation - G&A Fee and Taxes. In each COS Calculation, for the first Forecasted Year, the G&A Fee and Taxes will be adjusted in proportion to the Inflation Factor. In no event will the adjustment result in a decrease of the G&A Fee from the last effective amount. Beginning in the second Forecasted Year and all Forecasted Years thereafter in the COS Calculation, the Escalation Factor will be applied to the following inputs in the Forecasted Data: G&A Fee and Taxes.

4.	Categorization of Inputs to COS Calculation. Gatherer will calculate the System Fee for the System needed to achieve the Target IRR. The System Fee will be calculated and applied on an MMBTU basis. Gatherer will categorize revenues, costs, and expenses into the categories described below in Section 5.2 of this Exhibit C-3. Gatherer will use its reasonable judgment and acceptable industry practices to allocate funds to Capital Expenditure, Total Expense and Total Revenue under the methodologies in this Exhibit C-3.

5.	Scope and Budget Process. Producers and Gatherer will collaborate and work together each Year to develop the capital expenditure projects (the “Scope”) to be implemented by Gatherer for the following Year.

5.1	Volumes and System Requirements. By September 1st of each Year during the Redetermination Period, Producers will provide the Volume Forecast to Gatherer, along with a summary of Producers’ System requirements, including: (i) expected rig count; (ii) aggregate number, location, and timing of pad locations and well connections; (iii) well type curves; (iv) aggregate volumes of Gas to be delivered to the System; (v) System capacity and pressure; and (vii) any other System requirements (collectively, the “System Requirements”).

Exhibit C-3 Page 4

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

5.2	Scope and Budget. By October 1st of each Year during the Redetermination Period, Gatherer will develop and deliver to Producers a projected Scope and budget (the “Budget”) for the following Year to meet System Requirements. The Budget will be broken down into five general categories: well connect capital expenditure, infrastructure capital expenditure, facilities capital expenditure, operations support and other capital expenditure, and Operating Expense. Gatherer will reasonably consider and incorporate the suggestions and input of Producers into the preparation of the Scope and Budget. The Scope and Budget also will include projects that Gatherer reasonably believes are necessary for the System to be in compliance with applicable laws, rules, and regulations of any governmental authority and any other projects that Gatherer reasonably believes are necessary to meet applicable health, safety, and environmental requirements or standards (“Compliance Projects”). With respect to a single project or a series of related projects with Capital Expenditures in excess of ** (“Material Project”), Gatherer will provide project level detail for such projects as part of the Budget, along with key assumptions and design basis by Budget category.

5.3	Final Scope. The Parties will work together to reach agreement on the final Scope for the following Year by November 1st of each Year during the Redetermination Period. The Scope will optimize the design and capital efficiency of the System while maintaining the System Requirements, and will contain a description of System design (including pipeline diameters, pipe specifications, facilities, and buildings), Material Projects, and estimated construction time, with a reasonably detailed description of Gatherer’s anticipated construction projects for the Year.

5.4	Initial Scope and Budget. The Scope and Budget for the Year beginning January 1, 2013 is attached as Schedule 2 to this Exhibit C-3.

5.5	Elevation of Disputes. Any disputes regarding the preparation of the Scope and Budget in any Year will be resolved in accordance with the process described in Exhibit E-1.

5.6	Implementation of Scope. Gatherer will implement and execute the Scope each Year. All actual Capital Expenditure incurred and paid by Gatherer to implement the Scope will be included in the COS Calculations, consistent with GAAP, but without limiting any of the provisions in this Exhibit C-3.

5.7	Updates; Terminated or Delayed Projects.

(i) Updates. Gatherer will provide at least quarterly updates to Producers on the Scope and Budget, including actual expenditures by Budget category, a comparison of actual expenditures by Budget category relative to the targets in the Budget, and an explanation of costs incurred and anticipated by category. At least quarterly, Producers will provide a reasonably detailed description of any changes to the Volume Forecast and System Requirements.

(ii) Terminated or Delayed Projects. Except for Compliance Projects, Producers have the right to delay or terminate Material Projects included in the Scope, and Gatherer will update and adjust the Budget to account for such terminated or delayed projects. All incurred costs and expenses related to any such terminated or delayed projects will be included in the COS Calculations.

5.8	Adjustment of Contract Standards. If Gatherer’s ability to meet any of the performance standards shown in Exhibit F is affected by the Scope, System design, or any subsequent changes to the Scope or System design agreed to by Gatherer and Producers, then such performance standards will be adjusted or waived to the extent that the Scope, System design, or any changes in the Scope or System design would preclude or otherwise limit or affect Gatherer’s ability to meet or achieve such performance standards.

Exhibit C-3 Page 5

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

5.9	Performance. Subject to the limitations in the Contract and this Exhibit C-3, Gatherer will prepare the Scope and Budget, and manage its implementation of the Scope and Budget, as a reasonably prudent operator. Producers will prepare the Volume Forecasts and System requirements each Year in a reasonable manner and in accordance with industry accepted oil and gas reservoir engineering practices.

6.	COS Calculation Disputes. Any disputes between the Parties over the final COS Calculation will be resolved in accordance with the procedures in Exhibit E-2 of the Base Contract.

Exhibit C-3 Page 6

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

SCHEDULE 1 TO EXHIBIT C-3**

Sample Calculation - Eagle Ford Shallow

				BBtu/d			($’000)
System Fee	$**	G&A Fee Tiers	$/MMBtu	Min Vol.	Max Vol.	Time Zero EBITDA	**
Inflation Factor	**%	Tier 1	$**	**	**	Time Zero Capital Expenditure	**
Escalation Factor	**%	Tier 2	$**	**	**
		Tier 3	$**	**
Target IRR	**%
Terminal Multiple	**x	Capital G&A Fee			**%

	6/30/12	7/31/12			8/31/12			9/30/12			10/30/12			11/30/12			12/31/12			1/31/13			2/28/13			3/31/13			4/30/13			5/31/13			6/30/13
Escalation Factor			*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*
Gathering Volume - BBtu			*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*
System fee ($/MMBtu)		$	*	*	$	*	*	$	*	*	$	*	*	$	*	*	$	*	*	$	*	*	$	*	*	$	*	*	$	*	*	$	*	*	$	*	*
Revenue ($’000)			*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*

Compression Expense			*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*
Variable O&M			*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*
Fixed O&M			*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*
Taxes			*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*
G&A Expense			*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*
EBITDA ($’000)	**		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*

Well Connect Capex			*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*
Infrastructure Capex			*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*
Facilities Capex			*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*
Operations Support and Other			*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*
Capital G&A Fee			*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*
Total Capex ($’000)	**		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*

Terminal Value
Net Cash Flow ($’000)	**		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*

NPV	**

G&A Expense Calculation

Volume - Tier 1 (BBtu/d)				**			**			**			**			**			**			**			**			**			**			**			**
Volume - Tier 2 (BBtu/d)				**			**			**			**			**			**			**			**			**			**			**			**
Volume - Tier 3 (BBtu/d)				**			**			**			**			**			**			**			**			**			**			**			**

Fees - Tier 1 ($/MMBtu)		$	*	*	$	*	*	$	*	*	$	*	*	$	*	*	$	*	*	$	*	*	$	*	*	$	*	*	$	*	*	$	*	*	$	*	*
Fees - Tier 2 ($/MMBtu)		$	*	*	$	*	*	$	*	*	$	*	*	$	*	*	$	*	*	$	*	*	$	*	*	$	*	*	$	*	*	$	*	*	$	*	*
Fees - Tier 3 ($/MMBtu)		$	*	*	$	*	*	$	*	*	$	*	*	$	*	*	$	*	*	$	*	*	$	*	*	$	*	*	$	*	*	$	*	*	$	*	*

**	20 pages omitted pursuant to confidential treatment request.

Schedule 1 to Exhibit C-3 Page 1

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

SCHEDULE 2 TO EXHIBIT C-3**

Initial Scope and Budget - Eagle Ford Shallow Oil System

**	One (1) page omitted pursuant to confidential treatment request.

Schedule 2 to Exhibit C-3 Page 1

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

EXHIBIT C-4

COST OF SERVICE CALCULATION METHODOLOGY

EAGLE FORD TREATING

1.	Definitions. Capitalized terms used in this Exhibit C-4 have the meanings given such terms in this Exhibit C-4. Other capitalized terms used in this Exhibit C-4 are defined in the Base Contract.

“Capital Expenditure” means monies spent by Gatherer on capital expenditure consistent with GAAP, including, but not limited to, costs associated with real property, rights of ways, ancillary equipment, materials, construction costs and labor to establish and maintain the System.

“Capital G&A Fee” means, for any Year during the Redetermination Period, an amount equal to **% of the Capital Expenditure for that Year, but excluding Capital Expenditures for Turnkey Projects.

“Compression Expense” means the sum of (a) maintenance and repair costs for Gatherer-owned compression units and (b) monthly rental charges due by Gatherer to a third party company (or Gatherer’s Affiliate) in the event compression units are rented to provide compression services for the System.

“EBITDA” means Total Revenues minus Total Expenses, but before interest payments on debt, income taxes, depreciation, and amortization of assets.

“Electric Fuel Expense” means the costs associated with electricity purchases to run electric compression and such electricity purchases will be measured separately from electricity to run the non-compression portions of the System.

“Escalation Factor” means ** (**%) annually, regardless of actual rate of inflation.

“Fixed O&M” means fixed Operating Expenses that are not dependent on volume flow.

“Forecasted Data” means Total Revenue, Total Expense, and Capital Expenditure for time periods in which there is no Historical Data that are estimated during the Redetermination Period based on the Volume Forecast for the System.

“Forecasted Year” means each Year within the COS Calculation for which there is no Historical Data.

“G&A Expense” means expenses for operating Gatherer’s business that are not directly linked to Gatherer’s products or services, including, without limitation, expenses for certain salaries, rent and utility payments, generally known as overhead.

“G&A Fee” means, for each Month in Year 2012, a fee per MCF for G&A Expenses equal to the quotient of (a) the sum of: (i) $** multiplied by the average Daily volumes of Gas received on the System in such Month up to ** MMCFs per Day, plus (ii) $** multiplied by the average Daily volumes of Gas received on the System in such Month equal to or in excess of ** MMCFs per Day but less than ** MMCFs per Day, plus (iii) $** multiplied by the average Daily volumes of Gas received on the System in such Month equal to or in excess of ** MMCFs per Day, divided by (b) the average Daily volumes of Gas received on the System in such Month. The G&A Fee is subject to annual escalation pursuant to Section 3.5 of this Exhibit C-4.

“GAAP” means generally accepted accounting principles, consistently applied.

“Historical Data” means all actual information available for the System based on the time (generally by Month) revenues are actually received and expenses and Capital Expenditures are actually paid by Gatherer.

“Net Cash Flow” means EBITDA less total Capital Expenditure.

“Operating Expense” means costs and expenses of Gatherer to operate the System, other than Capital Expenditure, Compression Expense and G&A Expense.

Exhibit C-4 Page 1

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

“Redetermination Date” means January 1, 2015, and January 1 of each Year thereafter during the Redetermination Period.

“Redetermination Period” means, for the System, the ** Year period commencing on the Effective Date.

“Sample Calculation” means the sample calculation set forth as Schedule 1 to this Exhibit C-4.

“Target IRR” has the meaning set forth in Section 2 of this Exhibit C-4.

“Taxes” means all taxes paid by Gatherer in accordance with the terms of the Contract that are not reimbursed by Producers, expressly excluding income taxes.

“Terminal Date” means June 30 of the Terminal Year.

“Terminal EBITDA” means the EBITDA for the twelve (12) Months preceding the Terminal Date.

“Terminal Value” means the estimated value of the System at the specified Terminal Date which will at all times be assumed to be equal to ** times Terminal EBITDA.

“Terminal Year” means the final Year of the Redetermination Period.

“Time Zero” means the first Day of a Redetermination Period and will remain fixed.

“Total Expense” means the sum of Fixed O&M, Variable O&M, Compression Expense, G&A Expense, and Taxes, if applicable.

“Total Revenue” means the sum of all revenue received by Gatherer for Gas gathered on the System unless expressly excluded from the COS Calculation by the Contract, including all revenue credited as shown in Section 3.2 below.

“Turnkey Project” means a project included in the Budget that is designed, constructed, and managed entirely by a contractor engaged by Gatherer for a fixed sum until the project is fully complete and ready to be handed over to Gatherer, such that operation by Gatherer can begin immediately.

“Variable O&M” means those Operating Expenses that fluctuate based on volume.

“Volume Forecast” means for the System during the Redetermination Period, the projected amounts of Gas that are to be produced and delivered from existing and forecasted Dedicated Wells on the Dedicated Properties and received at the Receipt Points, net of any measured Gas Lift Gas volumes (as provided in Section 5.2 of the Base Contract), and treated at the treating facilities during each Forecasted Year based on a ** Year drilling period and a ** Year production period, but the Volume Forecast will not extend beyond the Redetermination Period.

“Year” means the period commencing at the beginning of the Day on January 1 of each calendar year and continuing through the end of the Day that commences on December 31 of the same calendar year, except that the first Year will begin on the Effective Date and continue through December 31, 2012, and the final Year will end on June 30 of that Year.

Exhibit C-4 Page 2

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

2.	COS Calculation Framework. Gatherer will calculate the System Fee for Producers in each COS Calculation so that the net present value of the Net Cash Flow and Terminal Value, discounted to Time Zero at an ** (**%) discount rate (“Target IRR”) over the Redetermination Period for the System, will be equal to **. The COS Calculation will include all known Historical Data plus Forecasted Data as described in Section 3.2 of this Exhibit C-4. As of Time Zero, for purposes of the COS Calculation, Capital Expenditures are $**, which is a ** amount, and EBITDA is $**, which is a ** amount.

3.	Cost of Service Calculation Methodology.

3.1	Model. Gatherer’s model for the COS Calculation will be in substantially the form of the Sample Calculation unless otherwise agreed to by the Parties. Gatherer will accumulate the data described in Section 3.2 below for the System to populate the discounted cash flow model for the COS Calculation.

3.2	Inputs. All items of Total Revenue, Total Expense and Capital Expenditures will be allocated on a cash basis to the System without duplication.

(a)	Volume. Gatherer will use the Volume Forecast in MCF to calculate the System Fee for the Eagle Ford Treating System.

(b)	Revenue. Gatherer will include all Total Revenue Historical Data available for both Producers and Third Parties (including amounts owed by Third Parties which remain unpaid for more than 90 days after the due date) for previous periods (in the same manner Total Revenue is determined for Forecast Data in this section). For Third Party Gas volumes gathered by the Gatherer from Dedicated Wells and treated at the treating facilities, the revenue included in Total Revenue Historical Data and Forecasted Data from such Third Party Gas volumes shall be calculated based on (i) the actual Third Party treating fee if the fee has been approved by the Producer or (ii) the System Fee if the actual Third Party treating fee has not been approved by the Producer. For the remaining term of the Redetermination Period, Gatherer will forecast Total Revenue for the System by summing the following: (i) the System Fee multiplied by the Volume Forecast; provided that the portion of the Volume Forecast that represents Third Party Gas produced from the Dedicated Wells will be based on (x) the actual Third Party gathering fee if the fee has been approved by Producers or (y) the System Fee if the actual Third Party gathering fee has not been approved by Producers; (ii) for Third Party Wells approved by Producers in accordance with Section 2.5(a)(i) of the Base Contract, the expected revenues to be received from such Third Party Wells over the Redetermination Period; (iii) for any Third Party Wells with Priority 1 Service for which the connection is not approved by Producers under Section 2.5(a)(ii) of the Base Contract, **% of the System Fee multiplied by the forecasted volumes received at the inlet of the treating facilities over the Redetermination Period from such Third Party Wells; (iv) for any Third Party Well that does not receive Priority 1 Service pursuant to Section 2.5(b) of the Base Contract, **% of the treating fee applicable to Gas delivered to the System from that Third Party Well multiplied by the forecasted volumes received at the inlet of the treating facilities over the Redetermination Period from such Third Party Well; and (v) for any Producer Installed Asset in accordance with Section 3.4 of Exhibit F of the Base Contract, **% of the System Fee multiplied by expected volumes received at the inlet of the treating facilities from such Producer Installed Asset over the Redetermination Period.

(c)	Fixed O&M. The Operating Expense set forth in the Budget will be used to determine the Fixed O&M for the first Forecasted Year. The Fixed O&M for subsequent Forecasted Years will be adjusted upwards annually by the Escalation Factor.

(d)	Variable O&M. The Operating Expense set forth in the Budget will be used to determine the Variable O&M for the first Forecasted Year. The Variable O&M for subsequent Forecasted Years will be adjusted upwards annually by the Escalation Factor and scaled to reflect Volume Forecast in each Forecasted Year.

Exhibit C-4 Page 4

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

(e)	G&A Expense. G&A Expense will equal the product of (a) the applicable G&A Fee multiplied by (b) the sum of (i) Gas actually received at the Receipt Points according to the Historical Data, plus (ii) Gas forecasted to be received at the Receipt Points based on the Volume Forecast, plus (iii) any volumes attributable to Third Party Wells approved by Producers in accordance with Section 2.5(a)(i) of the Base Contract.

(f)	Compression Expense. If Gatherer rents or otherwise employs compression units pursuant to the terms of this Contract, Gatherer will, if not already under contract, negotiate reasonable market rental or service rates and include any applicable Compression Expense in the Total Expenses, including any future compression units required to support the Volume Forecast. Forecasted Compression Expense should be escalated at the Escalation Factor.

(g)	Capital Expenditure. Gatherer will include all Capital Expenditure Historical Data (including any Capital G&A Fees) available for previous periods. Gatherer will estimate the future Capital Expenditure, including future Capital G&A Fees, for a period of ** Forecasted Years, but in no circumstance will the forecast for Capital Expenditure extend beyond the Redetermination Period. In each COS Calculation, the Budget will be used to determine the Capital Expenditure for the first Forecasted Year. The development of the assumptions associated with projecting future Capital Expenditure for subsequent Forecasted Years will be determined by Gatherer in a reasonable manner, so long as the assumptions are (a) reflective of current market rates, costs and expenditures, and (b) commercially reasonable and proportionate to the Volume Forecast and Historical Data.

3.3	Excluded Fuel Expense. Electric Fuel Expense will be billed directly to Producers and will not be included in the COS Calculation.

3.4	Lean Gas. The costs incurred by Gatherer to secure a lean Gas supply under Section 3.5 of the Base Contract will be included in the COS Calculation and the costs to purchase such lean Gas will be billed separately by Gatherer each Month, unless the lean Gas has been provided by the Producers under Section 3.5 of the Base Contract.

3.5	Escalation - G&A Fee and Taxes. In each COS Calculation, for the first Forecasted Year, the G&A Fee and Taxes will be adjusted in proportion to the Inflation Factor. In no event will the adjustment result in a decrease of the G&A Fee from the last effective amount. Beginning in the second Forecasted Year and all Forecasted Years thereafter in the COS Calculation, the Escalation Factor will be applied to the following inputs in the Forecasted Data: G&A Fee and Taxes.

Exhibit C-4 Page 4

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

4.	Categorization of Inputs to COS Calculation. Gatherer will calculate the System Fee for the System needed to achieve the Target IRR. The System Fee will be calculated and applied on an MCF basis. Gatherer will categorize revenues, costs, and expenses into the categories described below in Section 5.2 of this Exhibit C-4. Gatherer will use its reasonable judgment and acceptable industry practices to allocate funds to Capital Expenditure, Total Expense and Total Revenue under the methodologies in this Exhibit C-4.

5.	Scope and Budget Process. Producers and Gatherer will collaborate and work together each Year to develop the capital expenditure projects (the “Scope”) to be implemented by Gatherer for the following Year.

5.1	Volumes and System Requirements. By September 1st of each Year during the Redetermination Period, Producers will provide the Volume Forecast to Gatherer, along with a summary of Producers’ System requirements (the “System Requirements”).

5.2	Scope and Budget. By October 1st of each Year during the Redetermination Period, Gatherer will develop and deliver to Producers a projected Scope and budget (the “Budget”) for the following Year to meet System Requirements. The Budget will be broken down into four general categories: infrastructure capital expenditure, facilities capital expenditure, operations support and other capital expenditure, and Operating Expense. Gatherer will reasonably consider and incorporate the suggestions and input of Producers into the preparation of the Scope and Budget. The Scope and Budget also will include projects that Gatherer reasonably believes are necessary for the System to be in compliance with applicable laws, rules, and regulations of any governmental authority and any other projects that Gatherer reasonably believes are necessary to meet applicable health, safety, and environmental requirements or standards (“Compliance Projects”). With respect to a single project or a series of related projects with Capital Expenditures in excess of ** (“Material Project”), Gatherer will provide project level detail for such projects as part of the Budget, along with key assumptions and design basis by Budget category.

5.3	Final Scope. The Parties will work together to reach agreement on the final Scope for the following Year by November 1st of each Year during the Redetermination Period. The Scope will optimize the design and capital efficiency of the System while maintaining the System Requirements, and will contain a description of System design (including pipeline diameters, pipe specifications, facilities, and buildings), Material Projects, and estimated construction time, with a reasonably detailed description of Gatherer’s anticipated construction projects for the Year.

5.4	Initial Scope and Budget. The Scope and Budget for the Year beginning January 1, 2013 is attached as Schedule 2 to this Exhibit C-4.

5.5	Elevation of Disputes. Any disputes regarding the preparation of the Scope and Budget in any Year will be resolved in accordance with the process described in Exhibit E-1.

5.6	Implementation of Scope. Gatherer will implement and execute the Scope each Year. All actual Capital Expenditure incurred and paid by Gatherer to implement the Scope will be included in the COS Calculations, consistent with GAAP, but without limiting any of the provisions in this Exhibit C-4.

5.7	Updates; Terminated or Delayed Projects.

(i) Updates. Gatherer will provide at least quarterly updates to Producers on the Scope and Budget, including actual expenditures by Budget category, a comparison of actual expenditures by Budget category relative to the targets in the Budget, and an explanation of costs incurred and anticipated by category. At least quarterly, Producers will provide a reasonably detailed description of any changes to the Volume Forecast and System Requirements.

Exhibit C-4 Page 5

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

(ii) Terminated or Delayed Projects. Except for Compliance Projects, Producers have the right to delay or terminate Material Projects included in the Scope, and Gatherer will update and adjust the Budget to account for such terminated or delayed projects. All incurred costs and expenses related to any such terminated or delayed projects will be included in the COS Calculations.

5.8	Adjustment of Contract Standards. If Gatherer’s ability to meet any of the performance standards shown in Exhibit F is affected by the Scope, System design, or any subsequent changes to the Scope or System design agreed to by Gatherer and Producers, then such performance standards will be adjusted or waived to the extent that the Scope, System design, or any changes in the Scope or System design would preclude or otherwise limit or affect Gatherer’s ability to meet or achieve such performance standards.

5.9	Performance. Subject to the limitations in the Contract and this Exhibit C-4, Gatherer will prepare the Scope and Budget, and manage its implementation of the Scope and Budget, as a reasonably prudent operator. Producers will prepare the Volume Forecasts and System requirements each Year in a reasonable manner and in accordance with industry accepted oil and gas reservoir engineering practices.

6.	COS Calculation Disputes. Any disputes between the Parties over the final COS Calculation will be resolved in accordance with the procedures in Exhibit E-2 of the Base Contract.

Exhibit C-4 Page 6

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

SCHEDULE 1 TO EXHIBIT C-4**

Sample Calculation - Eagle Ford Treating

				MMcf/d			($’000)
System Fee	$**	G&A Fee Tiers	$/Mcf	Min Vol.	Max Vol.	Time Zero EBITDA	**
Inflation Factor	**%	Tier 1	$**	**	**	Time Zero Capital Expenditure	**
Escalation Factor	**%	Tier 2	$**	**	**
		Tier 3	$**	**
Target IRR	**%
Terminal Multiple	**x		Capital G&A Fee		**%

	6/30/12	7/31/12			8/31/12			9/30/12			10/31/12			11/30/12			12/31/12			1/31/13			2/28/13			3/31/13			4/30/13			5/31/13			6/30/13
Escalation Factor			*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*
Treading Volume - MMcf			*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*
System Fee ($/Mcf)		$	*	*	$	*	*	$	*	*	$	*	*	$	*	*	$	*	*	$	*	*	$	*	*	$	*	*	$	*	*	$	*	*	$	*	*
Revenue ($’000)			*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*

Compression Expense			*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*
Variable O&M			*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*
Fixed O&M			*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*
Taxes			*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*
G&A Expense			*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*
EBITDA ($’000)	**		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*

Well Connect Capex			*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*
Infrastructure Capex			*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*
Facilities Capex			*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*
Operations Support and Other			*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*
Capital G&A Fee			*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*
Total Capex ($’000)	**		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*

Terminal Value
Net Cash Flow ($’000)	**		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*

NPV	**

G&A Expense Calculation

Volume -Tier 1 (MMcf/d)			*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*
Volume -Tier 2 (MMcf/d)			*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*
Volume -Tier 3 (MMcf/d)			*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*		*	*

Fees - Tier 1 ($/Mcf)		$	*	*	$	*	*	$	*	*	$	*	*	$	*	*	$	*	*	$	*	*	$	*	*	$	*	*	$	*	*	$	*	*	$	*	*
Fees - Tier 2 ($/Mcf)		$	*	*	$	*	*	$	*	*	$	*	*	$	*	*	$	*	*	$	*	*	$	*	*	$	*	*	$	*	*	$	*	*	$	*	*
Fees - Tier 3 ($/Mcf)		$	*	*	$	*	*	$	*	*	$	*	*	$	*	*	$	*	*	$	*	*	$	*	*	$	*	*	$	*	*	$	*	*	$	*	*

**	20 pages omitted pursuant to confidential treatment request.

Schedule 1 to Exhibit C-4 Page 1

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

SCHEDULE 2 TO EXHIBIT C-4**

Initial Scope and Budget - Eagle Ford Treating

**	One (1) page omitted pursuant to confidential treatment request.

Schedule 2 to Exhibit C-4 Page 1

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

EXHIBIT D

[Separate memorandum and exhibits with only county specific information to be filed in each affected county]

MEMORANDUM OF GAS GATHERING CONTRACT

THIS MEMORANDUM OF GAS GATHERING CONTRACT (this “Memorandum”) is made and entered into as of December             , 2012, by and among (i) Mockingbird Midstream Gas Services, L.L.C. (“Gatherer”) (“Gatherer”), and (ii) (i) Chesapeake Energy Marketing, Inc. (“CEMI”); (ii) Chesapeake Operating, Inc.; and (iii) Chesapeake Exploration, L.L.C. (collectively, “Producers”). Gatherer and Producers are sometimes referred to herein individually as a “Party” and collectively as the “Parties.”

Recitals:

    A. Gatherer and Producers entered into that certain Gas Gathering Contract - Cost of Service - Eagle Ford (the “Contract”) dated as of even date herewith.

    B. The Parties desire to file this Memorandum in the applicable real property records to give notice of the existence of the Contract and certain provisions contained therein.

    NOW THEREFORE, for and in consideration of the premises and mutual covenants contained in the Contract, the Parties hereby agree as follows:

1. Certain Terms. The following terms shall have the meanings indicated below:

“Affiliate” means, with respect to a particular Person, any other Person who is Controlled by, under common Control with, or in Control of, such particular Person. For purposes of this definition, Gatherer will not be considered an Affiliate of any Producer or any of their other Affiliates and neither Producers nor any of their Affiliates will be considered an Affiliate of Gatherer.

“Applicable Formations” means the stratigraphic equivalent of that formation found in the Edwin L. Cox and Barry R. Cox Ehlert EO No. 1 well (API #42-283-309470000), located in Section 19, Block 4, I&GN RR Survey, Abstract No. 345, La Salle County, Texas, with the top at the measured depth of 7,485 feet and the base at the measured depth of 7,654 feet, recognizing that the actual depth will vary across the Dedication Area.

“Change of Control” means (i) as to any Producer an event that causes such Producer to cease to be Controlled by Chesapeake Energy Corporation; provided that an event that causes Chesapeake Energy Corporation to be Controlled by another Person will not constitute a Change of Control and (ii) as to Gatherer an event that causes Gatherer to no longer be Controlled by Access Midstream Partners, L.P.; provided that an event that causes Access Midstream Partners, L.P. to be Controlled by another Person will not constitute a Change of Control.

“Control” or “Controlled” means (a) with respect to a Person, the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities or other beneficial interests, by contract or otherwise and (b) with respect to Gas, Gas owned by Persons other than Producers or their Affiliates, and produced from the Dedicated

Exhibit D - Page 1

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

Properties through Dedicated Wells during the period that one or more of Producers or their Affiliates has the contractual right (pursuant to a marketing, agency, operating, unit or similar agreement) to market or deliver such Gas. “Controlled” will have a correlative meaning.

“Dedicated Gas” means all Gas owned or Controlled by Producers or their Affiliates and produced from the Dedicated Properties through Dedicated Wells, save and except Gas reserved and excepted as described in Section 5 below. If for any reason the contractual right of Producers or any of their Affiliates to Control any such Gas terminates, expires, or is suspended (“Subject Gas”), then the Subject Gas will cease to constitute Dedicated Gas upon such termination or expiration and during any period of suspension.

“Dedicated Properties” means all interests of Producers and their Affiliates (and their successors and assigns) in oil, gas, or mineral leases, contractual agreements, or other legal rights, insofar, and only insofar, as such interests (i) cover lands located within the Dedication Area and (ii) relate to the Applicable Formations, whether owned on the Effective Date or acquired after the Effective Date, save and except as reserved and excepted as described in Section 5 below.

“Dedicated Wells” means all oil and gas wells, whether existing on or drilled after or acquired after the Effective Date, located on the surface of the lands within the Dedication Area, and from which Producers or their Affiliates have the right to produce Gas from the Dedicated Properties, including the oil and gas wells listed in Exhibit A attached hereto.

“Dedication Area” means each of the geographic areas described in Exhibit B.

“Delivery Points” means points on the System described in Exhibit C attached hereto and any new Delivery Points added from time to time under the Contract.

“Effective Date” means July 1, 2012.

“Gas” means a mixture of hydrocarbons and noncombustible gases in a gaseous state consisting primarily of methane.

“Person” means any individual, partnership, limited partnership, joint venture, corporation, limited liability company, estate, custodian, trustee, executor, administrator, nominee, representative, unincorporated organization, sole proprietorship, trust, employee benefit plan, tribunal, governmental entity, department or agency or other entity.

“Receipt Points” means the upstream flanges of Gatherer’s metering facilities located at or near the Dedicated Wells or other locations as described on Exhibit C attached hereto and any new Receipt Points added from time to time under the Contract.

“System” means each of the four discrete gas gathering or pipeline systems and related facilities owned and operated by Gatherer (or its designee) that are described in Exhibit D and referred to in the Contract as the Eagle Ford Rich Gas System, the Eagle Ford Deep Oil System, the Eagle Ford Shallow Oil System, and the Eagle Ford

Exhibit D- Page 2

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

Treating System, as such System now exists and as modified or extended from time to time. Included in each System are separate “gathering sub-systems” as described for each System in Exhibit D.

2. Notice. Notice is hereby given of the existence of the Contract and all of its terms, provisions, covenants and conditions to the same extent as if the Contract was fully set forth herein. Certain provisions of the Contract are summarized in Sections 3 through 7 below, but do not constitute independent terms, provisions, covenants, conditions, representations, obligations or agreements other than as set forth in the Contract.

3. Term. The Contract will remain in effect for twenty (20) years, beginning on the Effective Date and ending on June 30, 2032 (“Initial Term”), and will renew automatically for successive twelve (12) Month terms (“Renewal Term”) unless terminated by Producers or Gatherer by written notice to the other Party at least ninety (90) Days prior to the end of the Initial Term or any Renewal Term.

4. Dedication. Under the Contract, subject to the reservations in Section 5 below, Producers (i) exclusively dedicated and committed to the performance of the Contract the Dedicated Properties and the Dedicated Gas; (ii) represented that except as identified on the attached Exhibit E, the Dedicated Properties and Dedicated Gas are not otherwise subject to any gas gathering agreement or other commitment or arrangement that would permit or require the Dedicated Gas to be gathered on or delivered to any other pipeline system; (iii) agreed to deliver all of the Dedicated Gas to Gatherer’s System at the Receipt Points; (iv) agreed to cause any existing or future Affiliates of Producers with interests in the Dedicated Properties to be bound by the Contract and to execute and join as a party to the Contract; (v) acknowledged and agree that the dedication and commitment made by Producers and their Affiliates under the Contract is a covenant running with the land, and Producers agreed to enter into any memoranda substantially in the form of this Memorandum and cooperate with Gatherer in all reasonable respects in filing them; (vi) covenanted that (a) no subsequent transfer of any interest in the Dedicated Properties will be made without the transferred Dedicated Properties being made subject to the dedication obligation and the Contract and (b) at the time of any such transfer, the transferor will provide to Gatherer the transferee’s acknowledgement of the dedication and the Contract, including Gatherer’s right to file memoranda of the Contract and the transferee’s acknowledgment in local land records; and (vii) covenanted to take such further action and to execute and deliver all such other agreements, certificates, instruments and documents as may be reasonably requested from time to time by Gatherer in furtherance of the intent of and to accomplish and evidence the purposes of the Contract and the dedication, including providing such information and making such additional, revised, or amended memoranda of the Contract and any other filings to meet the requirements of any state, county, parish, or other jurisdiction for filing and with respect to the validity and enforceability of the dedication.

5. Reservations From Dedication. The following are reserved and excepted from Dedicated Properties and Dedicated Gas under the Contract:

(i) Gas used upstream of the Receipt Points that a reasonable and prudent operator would deem useful or necessary to develop Dedicated Wells on the Dedicated Properties, and Gas that any Producer is expressly required to deliver under oil and gas leases, contractual agreements or other legal rights under which the Dedicated Gas is produced, but not including Gas used for secondary recovery, tertiary recovery, or other similar enhanced oil recovery operations; provided that Producers (i) will be and are

Exhibit D- Page 3

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

obligated under the Contract to promptly provide notice of Dedicated Wells pursuant to the Contract and to cooperate with Gatherer diligently and in good faith to allow Gatherer to connect the Dedicated Wells to the System, and (ii) will only flare Gas from a Dedicated Well once connected to the System to remedy emergency situations;

(ii) Dedicated Properties and Gas that have been dedicated pursuant to a gathering agreement with a Third Party prior to the Effective Date and listed on Exhibit E, until such prior dedication expires or terminates, but such Dedicated Properties will not become subject to the Contract upon such expiration or termination if Producers determine, acting in good faith and considering all of the circumstances, that Producers’ economic benefit from delivering Gas from such Dedicated Properties to the System under the Contract would not exceed Producers’ economic benefit from continuing to deliver such Gas to the existing gathering system, and provide written notice of such determination to Gatherer;

(iii) Dedicated Properties and Gas from lands, leases, or wells within the Dedication Area acquired after the Effective Date from a Person (other than an Affiliate of Producers) that are subject to dedication under a Third Party non-Affiliate gathering agreement that was made prior to the date of acquisition, until such prior dedication expires or terminates. Upon the expiration or termination of such dedication, Producers may continue delivering Gas to the receipt points on the gathering system covered by such Third Party non-Affiliate gathering agreement to the extent such receipt points were existing on the expiration or termination of such dedication. All other Gas from such Dedicated Properties shall become subject to the Contract upon the expiration or termination of such dedication;

(iv) Gas from wells (i) that are not connected to a Receipt Point on the Effective Date, (ii) that are not operated by any of the Producers or any of their Affiliates, and (iii) in which the working interests of Producers and their Affiliates in such wells, taken together with any working interests in such wells that were acquired by a Person, directly or indirectly (whether by asset sale, stock sale, merger, or otherwise), from Producers or their Affiliates after the date hereof, is, in the aggregate, less than 30%; and

(v) all rights of Producers and their Affiliates in the Dedicated Properties to substances other than Gas.

6. Gathering Services. Gatherer has agreed to connect Dedicated Wells to the System and receive, gather, compress, dehydrate, and treat, as applicable, and redeliver, Dedicated Gas produced from the Dedicated Properties, on the System, for the fees and on and subject to the terms and conditions provided in the Contract.

7. Assignment and Covenant Running with the Land.

a)	The Contract and the dedication in the Contract to Gatherer referenced in Section 4 above constitute covenants that run with the land for the full term of the Contract and will be binding upon and inure to the benefit of the successors, assigns, personal representatives, administrators, and heirs of the respective Parties.

Exhibit D- Page 4

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

b)	Gatherer may not assign the Contract unless (i) Gatherer is transferring its ownership in the System to the same assignee, (ii) Gatherer also is assigning any gas processing contract between Gatherer and Producers covering the Dedicated Gas, and (iii) Gatherer obtains the prior written consent of Producers, which consent will not be unreasonably withheld or delayed. Gatherer may not assign, transfer, or convey ownership of the System unless (i) it is made subject to the Contract and (ii) the receiving party provides to CEMI, or its successor as agent under the Contract, the receiving party’s acknowledgement of the Contract.

c)	Producers may not assign the Contract except to the extent that the assigning Party’s corresponding ownership interest in the Dedicated Properties is transferred and the assigning Party obtains the prior written consent of Gatherer, which consent will not be unreasonably withheld or delayed.

d)	Following an assignment as set forth in (b) or (c) above, the assignor and its Affiliates will be relieved of any further liability under the Contract with respect to events, acts, or omissions arising after the effective date of such assignment with respect to the assets, rights, and ownership interests (as applicable) transferred.

e)	The Contract is for the exclusive use of the Parties and their successors and assigns permitted pursuant to the Contract, and will not be assignable in whole or in part to other persons, heirs, administrators, successors or assigns.

f)	Notwithstanding anything to the contrary above, (i) a Party may assign the Contract in whole (but not in part) to any Affiliate of such Party without the consent of the other Party, provided that the assigning Party will remain liable for all obligations of the assignee under the Contract and (ii) Gatherer may assign the Contract in whole (but not in part) without Producers’ consent to any reasonably qualified operator with a credit rating comparable to the credit rating of Gatherer’s ultimate parent on the Effective Date.

g)	A Change of Control with respect to a Producer will be considered an assignment of the Contract by such Producer.

h)	A Change of Control with respect to Gatherer will be considered an assignment of the Contract by Gatherer

8. No Amendment to Contract. This Memorandum is executed and recorded solely for the purpose of giving notice of the Contract and of certain of the terms set forth therein. Nothing contained in this Memorandum shall be deemed to modify, amend, alter, limit or otherwise change any of the provisions of the Contract itself or the rights or obligations of the Parties thereunder. In the event of any conflict between the terms of the Contract and the terms of this Memorandum, the terms of the Contract shall control.

Exhibit D- Page 5

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

9. Contact Information. The contact information of the Parties is as follows:

PRODUCERS:		GATHERER:

Name:	Chesapeake Energy Marketing, Inc.	Name:	Mockingbird Midstream Gas Services, L.L.C.
Address:	6100 N. Western Avenue	Address:	525 Central Park Drive
	Oklahoma City, OK 73118		Oklahoma City, OK 73105
Attention:	CEMI Contract	Attention:	Contract Administration
Phone:	(405) 935-8000	Phone:	(405) 935-8429
Fax:	(405) 849-0034	Fax:	(405) 849-8429

10. Counterparts. This Memorandum may be executed in multiple counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same document.

Exhibit D- Page 6

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

IN WITNESS WHEREOF, this Memorandum has been signed by or on behalf of each of the Parties as of the date set forth above.

PRODUCERS:	GATHERER:

Chesapeake Energy Marketing, Inc.	Mockingbird Midstream Gas Services, L.L.C.

By:	By:
Name:	Name:
Title:	Title:

Chesapeake Operating, Inc.

By:
Name:
Title:

Chesapeake Exploration, L.L.C.

By:
Name:
Title:

Exhibit D- Page 7

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

STATE OF	§
§
COUNTY OF	§

    The foregoing instrument was acknowledged before me by                     , the                     of Mockingbird Midstream Gas Services, L.L.C., a                     limited liability company on behalf of said limited liability company, this      day of December, 2012.

Notary Public in and for:

Exhibit D

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

STATE OF	§
§
COUNTY OF	§

    The foregoing instrument was acknowledged before me by                     , the                     of Chesapeake Energy Marketing, Inc., a Delaware corporation on behalf of said corporation, this     day of December, 2012.

Notary Public in and for:

Exhibit D

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

STATE OF	§
§
COUNTY OF	§

    The foregoing instrument was acknowledged before me by                     , the                      of Chesapeake Operating, Inc., a Delaware corporation on behalf of said corporation, this      day of December, 2012.

Notary Public in and for:

Exhibit D

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

STATE OF	§
§
COUNTY OF	§

    The foregoing instrument was acknowledged before me by                     , the                      of Chesapeake Exploration, L.L.C., a                      limited liability company on behalf of said limited liability company, this      day of December, 2012.

Notary Public in and for:

Exhibit D

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

[NTD: Separate memorandum and exhibits with only county specific information to be filed in each affected county]

Attachments:

Exhibit A – Dedicated Wells

Exhibit B – Dedication Area

Exhibit C – Delivery Points and Receipt Points

Exhibit D – System

Exhibit E – Existing Dedications

Exhibit F – Legacy Wells

Exhibit D

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

EXHIBIT E-1

DISPUTE RESOLUTION PROCEDURE

The Parties will attempt to resolve any dispute promptly by negotiation between executives who have authority to settle the controversy and who are at a comparable or higher level of management than the persons who have been involved in the negotiation of this Contract. Any Party may give another Party written notice of any dispute not resolved in the normal course of business. Within fifteen (15) Days after delivery of the notice, the receiving Party will submit to such other Party a written response. The notice and response will include (i) a statement of that Party’s position and a summary of arguments supporting that position, and (ii) the name and title of the executive who will represent that Party and of any other person who will accompany the executive. Within thirty (30) Days after delivery of the initial notice, the executives of the Parties involved in a dispute will meet at a mutually-acceptable time and place, and thereafter continue to meet as often as they reasonably deem necessary, to use their good faith and reasonable efforts to attempt to resolve the dispute. All negotiations pursuant to this clause will be confidential and will be treated as compromise and settlement negotiations for purposes of applicable rules of evidence. If the Parties have not resolved the dispute within sixty (60) Days after the initial Notice, either Party may pursue any remedies available to it in respect of such dispute, subject to Section 10.1 of the General Terms.

Exhibit E-1

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

EXHIBIT E-2

EXPERT DISPUTE RESOLUTION PROCEDURE

If there is a dispute between Gatherer on one hand and Producers on the other hand and this Contract specifically provides that such dispute will be resolved by the procedure set forth in this Exhibit E-2, then the dispute will be submitted to a senior manager of Gatherer and Producers wishing to participate in the resolution of such dispute. The senior managers will meet to discuss the matter and attempt in good faith to reach a negotiated resolution of the dispute. If such senior managers do not resolve the dispute by unanimous agreement within 15 Days, or such other time period as Gatherer and Producers may agree in writing to allow for discussions, any Party may give another Party written notice of any dispute not resolved. Within fifteen (15) Days after delivery of the notice, the receiving Party will submit to such other Party a written response. The notice and response will include (i) a statement of that Party’s position and a summary of arguments supporting that position, and (ii) the name and title of the executive who will represent that Party and of any other person who will accompany the executive. Within thirty (30) Days after delivery of the initial notice, the executives of the Parties involved in a dispute will meet at a mutually-acceptable time and place, and thereafter continue to meet as often as they reasonably deem necessary, to use their good faith and reasonable efforts to attempt to resolve the dispute. All negotiations pursuant to this clause will be confidential and will be treated as compromise and settlement negotiations for purposes of applicable rules of evidence. If the Parties have not resolved the dispute within sixty (60) Days after the initial Notice, then the dispute will be submitted to an expert for resolution in accordance with the further provisions of this Exhibit E-2.

1. Any dispute that is not resolved pursuant to the preceding paragraph will be submitted to a midstream oil and Gas commercial and financial expert in the State of Texas selected by Gatherer and Producers (a “Consultant”). If Gatherer and Producers are unable to agree on a Consultant, then within 15 Days thereafter Gatherer, on one hand, and Producers, on the other hand, will each appoint one Consultant and the two Consultants so appointed will appoint a third Consultant within 15 Days after the second Consultant was appointed and the three Consultants so appointed will resolve the dispute. If the two Consultants are unable to agree on a third Consultant within 15 Days of the appointment of the second party-appointed Consultant, then a third Consultant will be selected by the AAA office in Dallas, Texas within 15 Days with due regard given to the selection criteria herein and input from Gatherer and Producers and the other Consultants. Any Consultant appointed pursuant to this paragraph will not have worked as an employee of or performed other material work for Gatherer or Producers or any Affiliate of Gatherer or Producers within the preceding 5-year period or have any financial interest in the dispute or Gatherer, Producers or any Affiliate of Gatherer or Producers (except publicly traded securities with respect to Gatherer, Producers, or any Affiliate of Gatherer or Producers).

2. The costs and expenses of each Consultant will be paid 50% by Gatherer and 50% by Producers participating in the dispute resolution process.

3. Gatherer, on one hand, and Producers, on the other hand, will present to the Consultant(s), with a simultaneous copy to the other parties, a single written statement of their position on the dispute in question, together with a copy of this Contract and any supporting material that such parties desire to furnish, not later than 10 Days after appointment of the Consultant(s). In making their determination, the Consultant(s) will be bound by the terms of this Contract, the submittals by Gatherer and Producers and other legal and industry matters as in their opinion are necessary or appropriate to make a proper determination. Additionally, the Consultant(s) may consult with and engage disinterested third parties to advise them. No party will be entitled to make any submittal to the Consultant(s) other than the submittal made by such party pursuant to this first sentence of this paragraph D. Within 15 Days following the submission of such written statements to the Consultants, applying the principles set forth in this Exhibit E-2, the Consultants will make a determination of the matter submitted based solely on the written statements submitted pursuant to this Exhibit E-2. The decision of the Consultant(s) will be in writing and conclusive and binding on Gatherer and Producers, will be enforceable against such parties in any court of competent jurisdiction, and will not be subject to appeal.

Exhibit E-2 - Page 1

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

4. The Consultant(s) will act as experts for the limited purpose of determining the specific dispute presented to them, will not act as arbitrators, and may not award damages, interest, costs or penalties to any party.

Exhibit E-2 - Page 2

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

EXHIBIT F

PRESSURE, ADDITIONAL WELLS, AND FUEL CAPS

1.	Definitions. Capitalized terms used in this Exhibit F have the meanings given such terms in this Exhibit F. Other capitalized terms used in this Exhibit F are defined in the Contract.

1.1	“Absolute Discharge Pressure” means, for a particular hour and Compressor, the absolute discharge pressure of such Compressor.

1.2	“Absolute Inlet Pressure” means, for a particular hour and Compressor, the absolute inlet pressure of such Compressor.

1.3	“Actual FLG” means the sum of all Fuel and L&U volumes on the System during an FLG Quarter.

1.4	“Average BTU” means the volume weighted average BTU of all Gas on a given System (as expressed in BTU Dry @ 14.73 Psia) received by all Receipt Points on the System for the previous Year.

1.5	“Compression Fuel” means Fuel used for tri-ethylene glycol dehydration and primary gathering compression that has an understood number of Deemed Compression Stages. Compression Fuel does not include Fuel utilized for vapor recovery compression or flash gas compression.

1.6	“Compression Ratio” means, (i) as to each Compressor with the equipment necessary to determine hourly Absolute Inlet Pressure and Absolute Discharge Pressure for an FLG Quarter, the volume weighted average Hourly Ratio for all hours in such Month, with such weighting of the Hourly Ratio to be based on the inlet volumes of Gas received each hour at each such Compressor in such FLG Quarter and (ii) as to each Compressor without such equipment, Gatherer’s best estimate of the ratio of the Absolute Discharge Pressure to the Absolute Inlet Pressure for such Compressor in such FLG Quarter. The “Hourly Ratio” means the Absolute Discharge Pressure for a particular hour divided by the Absolute Inlet Pressure for such hour.

1.7	“Compressor” means each compressor or compressor facility currently or in the future providing compression services and located on the System.

1.8	“Connection Deadline” has the meaning set forth in Section 3.1 of this Exhibit F.

1.9	“Connection Request” has the meaning set forth in Section 3 of this Exhibit F.

1.10	“Deemed Compression Stages” means as to each Compressor for a particular FLG Quarter:

(A)	If the Compression Ratio for such FLG Quarter is greater than ** but less than **, then such Compressor will be deemed to have one stage.

(B)	If the Compression Ratio for such FLG Quarter is equal to or greater than ** but less than **, then such Compressor will be deemed to have two stages.

(C)	If the Compression Ratio for such FLG Quarter is equal to or greater than ** but less than **, then such Compressor will be deemed to have three stages.

(D)	If the Compression Ratio for such FLG Quarter is equal to or greater than **, then such Compressor will be deemed to have four stages.

1.11	“FLG Exceedance” means the amount of Actual FLG, expressed in MMBTU, that exceeds the product of: (a) the Total FLG Cap and (b) the total Receipt Point Volumes on the System in the applicable FLG Quarter.

Exhibit F- Page 1

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

1.12	“FLG Proposal” has the meaning set forth in Section 5.1 of this Exhibit F.

1.13	“FLG Quarter” means a calendar quarter from January to March, April to June, July to September, or October to December. Volumes used in the calculations for each FLG Quarter are to be flow volumes for included Months.

1.14	“FLG Reimbursement” means Producers’ pro rata share (based on relative volumes of Gas on the System) of the dollar amount equal to the FLG Exceedance multiplied by ** of the Index Price per MMBTU for that System.

1.15	“FLG Report” has the meaning set forth in Section 5.2(b) of this Exhibit F.

1.16	“PRA” has the meaning set forth in Section 3.4(c) of this Exhibit F.

1.17	“Pressure Penalty” has the meaning set forth in Section 2.3 of this Exhibit F.

1.18	“Pressure Proposal” has the meaning set forth in Section 2.4 of this Exhibit F.

1.19	“Pressure Reduction Request” has the meaning set forth in Section 2.2 of this Exhibit F.

1.20	“Producer Installed Asset” has the meaning set forth in Section 3.4(b) of this Exhibit F.

1.21	“Producers’ Notice” has the meaning set forth in Section 5.2(b) of this Exhibit F.

1.22	“Quarterly Report” has the meaning set forth in Section 5.2(a) of this Exhibit F.

1.23	“Rejected Well” has the meaning set forth in Section 3.4 of this Exhibit F.

1.24	“Target Receipt Point Pressure” has the meaning set forth in Section 2.1 of this Exhibit F.

1.25	“Total FLG Cap” means the percentage cap for the System that is set forth in Section 5.2(c) of this Exhibit F.

2.	Pressure.

2.1	Maintenance. Gatherer will maintain a monthly average pressure at each Receipt Point equal to or below the pressure set forth on Schedule 1 to this Exhibit F for each Receipt Point (“Target Receipt Point Pressure”). The Target Receipt Point Pressures on the System will be determined and set by the Parties based on the most distant Dedicated Well located on a System lateral and will: (i) reflect the current and future design of the System; (ii) contemplate current and future volumes to be delivered on the System; and (iii) enable a reasonable, prudent operator operating the System to stay in compliance with the Target Receipt Point Pressure.

2.2	Pressure Reduction Request. Producers may request in writing that Gatherer provide a different pressure for any Receipt Point or that Gatherer provide a different pressure for the Receipt Points on any lateral on the System (“Pressure Reduction Request”). If Producers provide a Pressure Reduction Request for a Receipt Point or a lateral on the System, Gatherer will submit a proposal to Producers that identifies the projected cost to achieve the Receipt Point pressure set forth in the Pressure Reduction Request, and includes an explanation of the System design, the number of stages of compression (based on standard compression ratios), and the additional costs required to comply with the Pressure Reduction Request. If Producers accept Gatherer’s proposal, Gatherer will proceed with the proposal as soon as practicable or on a schedule agreed to by the Parties, and the new pressure will then be the Target Receipt Point Pressure for the affected Receipt Points as of the first Day of the Month following the completion of the work identified in such proposal and the costs to implement such proposal will be included in the COS Calculations.

Exhibit F- Page 2

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

2.3	Exceedance. After October 1, 2013, if the actual monthly average pressure at any Receipt Point or Receipt Points (in PSIG and excluding readings from zero flow Days) exceeds the Target Receipt Point Pressure in any Month, and the cause is Gatherer’s failure to operate the System prudently (taking into account System design limitations), and is not due to Dedicated Gas volumes from (i) Additional Wells added to the System that were not on a drill schedule provided to Gatherer forecasting drilling activity for not less than ** Months, or (ii) any wells connected under Section 4 of this Exhibit F, then the System Fee for Dedicated Gas received at such Receipt Points will be reduced by $** per MCF (escalated annually by the Inflation Factor on each January 1), as adjusted by the Gross Heating Value (“Pressure Penalty”) beginning on the first Day of the Month after the Month in which the excessive pressure occurred.

2.4	Pressure Proposal. After a Pressure Penalty is incurred, Gatherer will provide a written proposal to Producers describing the work necessary to reduce the pressure at the affected Receipt Point or Receipt Points to the Target Receipt Point Pressure (“Pressure Proposal”). If a capital expenditure project is required by the Pressure Proposal, then Gatherer will include a cost estimate and completion schedule in the Pressure Proposal. The Target Receipt Point Pressure (and any associated Pressure Penalty) for the affected Receipt Point or Receipt Points will be waived beginning on the first Day of the first Month after Producers’ receive the Pressure Proposal. If Producers approve the capital expenditure project in the Pressure Proposal, Producers will elect either (x) to have Gatherer pay the costs to implement and complete such project and include such costs in the COS Calculations or (y) to have Producers reimburse Gatherer for all costs incurred by Gatherer to implement and complete such project and such costs will not be included in the COS Calculations. The Target Receipt Point Pressure (and any associated Pressure Penalty) for the affected Receipt Point or Receipt Points will be waived until Gatherer completes the work under the Pressure Proposal. Gatherer will again be subject to the Pressure Penalty set forth in this section beginning on the first Day of the Month following the date on which Gatherer completes the work under any Pressure Proposal. If a Pressure Proposal is not approved by Producers, then the affected Receipt Point or Receipt Points will be released from the Target Receipt Point Pressure requirements hereunder (and any associated Pressure Penalty) until a Pressure Reduction Request has been implemented by Gatherer under Section 2.2 of this Exhibit F for the affected Receipt Point or Receipt Points. Any amount deducted from Total Revenue for Pressure Penalties shall be credited back to Total Revenue for purposes of the COS Calculations.

3.	Additional Wells. Any request by Producers for Gatherer to connect the pad location for an Additional Well to the System (a “Connection Request”) will be in writing and will contain Producers’ best estimate of the date of first production for such specified Additional Well. Gatherer will elect whether or not to connect the Additional Well to the System by written notice to Producers no later than ** Days after Gatherer receives a written Connection Request.

3.1	Connection. Unless Gatherer elects not to connect the Additional Well pursuant to this Section 3, Gatherer will use commercially reasonable efforts to connect such Additional Well to the System on or before the Day that is ** months after the date that the location for such Additional Well was added to the drill schedule under Section 2.5 of the General Terms by Producers plus (i) in the case of a well more than ** miles from the existing System, ** Days, and (ii) in the case of a well within ** miles of the existing System, ** Days, but in either case, no sooner than ** Days after the date the Additional Well is capable of flowing (the “Connection Deadline”). The Connection Deadline for an Additional Well will be extended by the same number of Days that Gatherer is delayed as a result of (a) a Force Majeure event, (b) Producers’ or Producers’ representatives’ operations interfering with Gatherer’s ability to connect the Additional Well, or (c) a temporary suspension described in Section 9.2 of the General Terms.

3.2	Current Wells. Additional Wells on the System that have a “WOPL” status or that have been spud as of December 7, 2012 are shown in Schedule 4 to this Exhibit F. The Connection Deadline for each such Additional Well will be the “TIL” date shown in Schedule 4 for such Additional Well. Wells that have not been spud but that are on the drill schedule as December 7, 2012 will be deemed to have been first added to the drill schedule as of **.

Exhibit F- Page 3

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

3.3	Delayed Connections. If Gatherer fails to connect an Additional Well by the Connection Deadline, Gatherer will be subject to a penalty of $** per Day for the first fifteen (15) Days after the Connection Deadline, $** per Day for Days sixteen (16) through thirty (30) after the Connection Deadline, $** per Day for Days thirty one (31) through forty five (45) after the Connection Deadline, and $** for each Day thereafter until the Additional Well has been connected to the System, up to an aggregate maximum penalty of $**. If an Additional Well is not connected within ** of the Connection Deadline, as may be extended pursuant to Section 3.1, for such Additional Well, then the pad for such Additional Well will be released from this Contract and such Additional Well will be deemed to be a Rejected Well, except that Section 3.4(a) and Section 3.4(b)(iv) of this Exhibit F will not apply. Notwithstanding anything in the Contract to the contrary, if Gatherer fails to meet the Connection Deadline (without extension) due to Force Majeure or as excused pursuant to Section 9.2 of the General Terms, then Producer will have the right to request that Gatherer connect up to ** Additional Wells that have been so delayed to a Third Party pipeline. Upon receipt of such a request, and for up to ** Additional Wells, (a) Gatherer will connect the Additional Well to the third party pipeline, (b) the Capital Expenditure incurred by Gatherer for the third party connection will be included in the COS Calculations, and (c) Producers will pay to Gatherer the System Fee calculated for the System for volumes of Producers’ Gas delivered through the connection to the third party pipeline.

3.4	Rejected Wells. If Gatherer does not respond to a Connection Request or elects in writing to decline to connect the Additional Well (a “Rejected Well”) within the ** Day period above, then Producers may elect, by written notice to Gatherer, any of the following:

(a)	Permanent Release. The pad for any Rejected Well, and any subsequent wells with a surface location within a ** mile radius of the surface location of the Rejected Well, will be permanently released from the Dedication Area.

(b)	Producer Installed Asset. Producers or their Affiliates may construct, at Producers’ sole cost, a gas gathering system (a “Producer Installed Asset”) to connect such Rejected Well to a System at a mutually agreeable location under the following conditions:

(i)	Connection Location. Unless otherwise agreed, the connection location for the Rejected Well will be the nearest location on the System where Producers can obtain reasonable access and a site sufficient for connection facilities.

(ii)	Custody Transfer. Gatherer will install custody transfer and measurement facilities at the connection location referenced above at Producers’ sole cost.

(iii)	Fees. For the receipt of Gas from a Producer Installed Asset, Producers will pay Gatherer a gathering fee equal to ** of the System Fee for the System, and ** of Producers’ proportionate share of actual Fuel and L&U on the System.

(iv)	Subsequent Wells. Producers may use the Producer Installed Asset to connect any subsequent wells drilled with a surface location within a ** mile radius of the Rejected Well.

(v)	Service Level. Gas produced from wells with wellheads located within the Dedication Area that flows into a System through a Producer Installed Asset in accordance with this Section 3.4(b) will be considered Priority 1 Gas.

(c)	Pipeline Reimbursement Agreement. Upon request of Producers, Gatherer must prepare and deliver to Producers an AFE for the costs to connect such Rejected Well. If

Exhibit F- Page 4

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

Producers agree to execute a Pipeline Reimbursement Agreement in the form attached at Schedule 2 to this Exhibit F (a “PRA”) covering the connection of the Rejected Well based on the costs set forth in the AFE, Gatherer must enter into the PRA with Producers and connect the Rejected Well as soon as practicable. All revenues, costs, and expenses attributable to a Rejected Well that has been connected under a PRA will be included in the COS Calculations.

4.	Non-Dedicated Wells. Producers may connect any wells that flow Producers’ Gas that are located outside the Dedication Area to the System at a mutually agreeable location under the following conditions:

4.1	Connection Location. Unless otherwise agreed, the connection location will be the nearest location on the System where Producers can obtain reasonable access and a site sufficient for connection facilities.

4.2	Custody Transfer. Gatherer will install custody transfer and measurement facilities at the connection location referenced above at Producers’ sole cost.

4.3	Fees. For the receipt of Gas, Producers will pay Gatherer a gathering fee equal to ** (**%) of the in-effect System Fee for the System and ** (**%) of Producers’ proportionate share of actual Fuel and L&U. The gathering fee received by Gatherer for Gas delivered from non-dedicated wells under this Section 4 will not be included in the COS Calculations.

4.4	Service Level. Gas produced from wells with wellheads located outside the Dedication Area that flows into the System in accordance with this Section 4 will not be entitled to Priority 1 Service.

4.5	Volumes. Producers will have no right to connect any non-dedicated well under this Section 4 if Gas projected to be delivered from such non-dedicated well plus the total Monthly volumes of Gas then being received from all previously connected non-dedicated wells hereunder exceeds **% of the total Monthly volumes of Dedicated Gas then being received on the System, or if Gatherer reasonably determines that the addition of any such non-dedicated well will have a material adverse effect on Gatherer’s operation of the System.

5.	Fuel and L&U.

5.1	Caps. Subject to the additional terms set forth below, if Gatherer’s calculations as provided below indicate that an FLG Exceedance has occurred in the System, the FLG Report sent by Gatherer will include an explanation, system balance report, and cost estimate for a remedy that is reasonably expected to prevent Fuel and L&U from exceeding the Total FLG Cap in the future (“FLG Proposal”). Upon Producers’ receipt of the FLG Proposal, the Total FLG Cap for the System will be waived for ** Months beginning with the first Month after the FLG Quarter in which the FLG Exceedance occurred unless Producers elect to allow Gatherer to proceed with the remedy and either (i) have Gatherer pay the costs and include the costs in the COS Calculations or (ii) have Producers pay Gatherer the costs as incurred and exclude such costs from the COS Calculations. If an FLG Exceedance has occurred and Gatherer fails to provide the FLG Proposal to Producers within ** Days after receipt of Producers’ notice, then Gatherer will pay Producers the FLG Reimbursement for that FLG Quarter within ** Days after receipt of Producers’ Notice. The FLG Reimbursement will not be included in the COS Calculations. However, if Gatherer has provided the required information as set forth herein, Gatherer will not be obligated to pay the FLG Reimbursement. If the FLG Proposal is approved, Gatherer will again be subject to the caps set forth in this section beginning with the first full FLG Quarter after completion of the work under the FLG Proposal.

Exhibit F- Page 5

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

5.2	Terms.

(a)	Reports. Within ** Days after the end of each Month, Gatherer will furnish to Producers a report that includes Receipt Point volumes, Fuel volumes, and L&U volumes for the System for such Month. The Monthly report sent after the end of each FLG Quarter will also include the totals for each reported category for the System for the FLG Quarter (the “Quarterly Report”).

(b)	Calculation by FLG Quarter. Upon receipt of written request from Producers (“Producers’ Notice”) provided within thirty (30) Days after Producers receive the Quarterly Report, Gatherer will calculate the Actual FLG, Total FLG Cap, FLG Exceedance, and FLG Reimbursements for such System for the previous FLG Quarter and submit the data to Producers (“FLG Report”) within ** Days after receipt of Producers’ Notice.

(c)	Total FLG Cap Components. The Total FLG Cap for a gathering sub-system will be **% per Deemed Compression Stage plus **% for L&U. If the volume of Gas gathered on such gathering sub-system is below ** MCF per Day, then the L&U percentage will be increased to **%.

(d)	Varying Compression Service Levels. If the System continually provides multiple levels of pressure service or expected discharge pressures vary widely such that the System does not have a consistent number of Deemed Compression Stages that are assigned to all Gas on such System, the calculation of Compression Fuel will be volume weighted accordingly for the varying levels of service provided. If a step change in service occurs such that the Target Receipt Point Pressures for the System change mid-quarter, the Compression Fuel Cap assigned to the impacted System for the entire FLG Quarter will be based on the highest number of Deemed Compression Stages for the System.

(e)	Electric Compression. Electric compression and volumes compressed by electric compression will not be considered in determining the Total FLG Cap.

(f)	High BTU Systems. If the System has an Average BTU content in excess of **, Gatherer and Producers agree to negotiate in good faith towards a mutually agreeable set of Compression Fuel and L&U Caps for application on the System.

(g)	Fuel Membrane Conditioning. If the System has a facility utilizing fuel membrane technology for fuel conditioning, the Compression Fuel Cap per Deemed Compression Stage for the System will be multiplied by a factor of ** to account for the increase in fuel used.

(h)	Excluded Volumes. Producers and Gatherer agree that Fuel and/or L&U allocated to Producers for purposes of the calculations made under this Exhibit F and included in Actual FLG or the Total FLG Cap for the System will not include: (i) Fuel consumed for any other purpose than Compression Fuel (potential usages include, but are not limited to, processing, amine treating, conditioning, flash gas compression, and vapor recovery compression); (ii) Compression Fuel if the System that has tri-ethylene glycol dehydration but has ** Deemed Compression Stage for any portion of the FLG Quarter; (iii) Gas used to purge or fill pipelines or facility piping during construction and startup processes; or (iv) Gas lost as the result of Force Majeure events.

(i)	Adjustment of Index Price. If at any time either Producers or Gatherer, in good faith, believes that the Index Price for the System is not indicative of the prices received by Producers’ for Gas sold at the Delivery Points, or if any such Index Price ceases to be published or the specific postings relative to the System are no longer published, then Producers or Gatherer will propose a replacement Index Price.

Exhibit F- Page 6

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

(j)	Third Party at Fault. All L&U caused by the actions of unaffiliated third parties recovered by Gatherer and credited to Producers will not be allocated to L&U for purposes of calculating the Total FLG Cap as long as the System balance for that time period is adjusted accordingly.

(k)	Numeric Conventions. For purposes of consistency, gains on the System will be shown as a positive numeric value and losses on the System will be shown as a negative numeric value.

(l)	Tax Liability. Producers and Gatherer will exercise their individual commercially reasonable efforts to minimize any tax liability that may be associated with any FLG Reimbursements made by Gatherer to Producers or for any payments made by Producers to Gatherer as provided for in the Contract for any System upgrade projects made for the purpose of minimization of Fuel and L&U.

5.3	Excluded Gathering Sub-Systems. Unless otherwise mutually agreed to, the Total FLG Cap and FLG Reimbursement will not be applicable to the gathering sub-systems, or portions thereof, listed on Schedule 3 to Exhibit F.

5.4	Fuel and L&U Data.

Gathering Sub-System Name	Subject to FLG Cap?	Fuel Membrane Utilized?
CATARINA RICH	Yes	No
DILLEY RICH	Yes	Yes
DOS HERMANOS RICH	Yes	Yes
FOX CREEK RICH	Yes	Yes
FRIO RICH	Yes	No
JAVELINA RICH	Yes	No
LEONA RICH - Low Pressure	Yes	No
LEONA RICH - Mid Pressure	Yes	No
NOPAL RICH	Yes	No
TEDS RICH	Yes	No
WHITETAIL	Yes	No
Nopal Lean	Yes	No
Faith Rich - Low Pressure	Yes	No
Faith Rich - Mid Pressure	Yes	Yes

Exhibit F- Page 7

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

SCHEDULE 1 TO EXHIBIT F

Target Receipt Point Pressures

System	Target Receipt Point Pressure
EAGLE FORD
CATARINA RICH	**
DILLEY RICH	**
DOS HERMANOS RICH	**
FOX CREEK RICH	**
FRIO RICH	**
JAVELINA RICH	**
LEONA RICH - Low Pressure	**
LEONA RICH - Mid Pressure	**
NOPAL RICH	**
TEDS RICH	**
WHITETAIL	**
NOPAL LEAN	**
FAITH RICH - Low Pressure	**
FAITH RICH - Mid Pressure	**

Exhibit F- Page 8

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

SCHEDULE 2 TO EXHIBIT F

PIPELINE REIMBURSEMENT AGREEMENT

Date

[Chesapeake Energy Marketing, Inc.]

[6100 N. Western Ave.]

[Oklahoma City, OK 73118]

Gentlemen:

The purpose of this Letter Agreement is to indemnify and reimburse Gatherer for all costs and expenses associated with Gatherer acquiring servitudes, surveys, rights of way, surface rights, permits, or licenses (collectively, the “Rights of Way”) and designing, constructing, and operating the gathering pipeline and appurtenant facilities necessary to connect the [NTD: Insert brief description of Rejected Well] (the “Rejected Well”) to Gatherer’s gathering system (“Gathering System”) to facilitate gathering of gas under the terms of that certain Gas Gathering Contract among Chesapeake Energy Marketing, Inc.; (ii) Chesapeake Operating, Inc.; and (iii) Chesapeake Exploration, L.L.C. (collectively, the “Producers”) and Mockingbird Midstream Gas Services, L.L.C. (“Gatherer”) effective July 1, 2012 (“Gathering Agreement”). Therefore, in consideration of the mutual covenants and agreements contained in this Letter Agreement and in the Gathering Agreement, Producers and Gatherer do hereby agree as follows:

1. Producers agree to indemnify and reimburse Gatherer for all costs and expenses of connecting the Rejected Well to the Gathering System under the following terms and conditions:

1.1	Gatherer has provided Producers under the Gathering Agreement with estimates of the costs and expenses to obtain the necessary Rights of Way and to install and construct the pipeline and facilities necessary to connect the Rejected Well to the Gathering System (the “Connection Costs”).

1.2	Gatherer will commence the work necessary to acquire the Rights of Way to connect the Rejected Well to the Gathering System and to design, construct, and operate the gathering pipeline and related facilities necessary to connect the Rejected Well to the Gathering System.

2. Gatherer shall use reasonable efforts to complete all work undertaken hereunder in a timely fashion giving consideration to the many factors affecting the completion of such work, including but not limited to, successful acquisition of the Rights of Way, weather, and availability of third party contractors.

3. For each Rejected Well, Producers shall reimburse Gatherer for the actual Connection Costs incurred by Gatherer in accordance with the following formula:

R = C – (G x V)

Where:

R =	The amount to be reimbursed by Producers to Gatherer hereunder if “R” is a positive amount (the “Reimbursement Amount”).

C =	Actual Connection Costs for the Rejected Well, times ** (**%) where 3.2.1 applies.

G =	The then-current System Fee under the terms of the Gathering Agreement for the Rejected Well (expressed in dollars per MMBtu).

V =	The volume of gas delivered to Gatherer from the Rejected Well (expressed in MMBtus) plus any gas volumes from subsequent Rejected Wells using the installed gathering asset during the Reimbursement Period (as defined below).

Exhibit F- Page 9

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

3.1	Gatherer shall provide Producers with a summary of the actual Connection Costs as soon as reasonably practicable after completion of construction of the gathering pipeline and related facilities to the Rejected Well.

3.2	The Reimbursement Amount shall be due upon the first to occur of the following (such period is the “Reimbursement Period”):

3.2.1	** months from the date the gathering pipeline installation is completed if Producers fail to establish sustained gas production from the Rejected Well during such **-month period;

3.2.2	The period from the date of initial flow of gas from the Rejected Well until ** days after production from the Rejected Well permanently ceases;

3.2.3	** months from the date of initial flow of gas from the Rejected Well through the Gathering System; or

3.2.4	The period from the date of initial flow of gas from the Rejected Well until termination of the Gathering Agreement.

4. If due hereunder, Producers shall pay to Gatherer the Reimbursement Amount within thirty (30) days of receipt of Gatherer’s invoice showing the Reimbursement Amount, along with reasonably detailed supporting information.

5. Payment of the Reimbursement Amount will not waive, modify, terminate or relieve Producers or Gatherer of their other obligations under the Gathering Agreement.

If this Letter Agreement correctly states your understanding of our agreement, please indicate your acceptance in the space provided below and return a fully executed original for our records.

Yours truly,

ACCEPTED AND AGREED TO this      day of              201  .

[Chesapeake Energy Marketing, Inc.
On behalf of the Producers]

By:
Name:
Title:

Exhibit F- Page 10

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

SCHEDULE 3 TO EXHIBIT F

Excluded Systems

None.

Exhibit F- Page 11

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

SCHEDULE 4 TO EXHIBIT F**

Existing Wells

Property Number	Well Connected	CMD Pipeline Project Name	TIL Date report dated 12/7/12	TIL date for GGA

**	Nine (9) pages omitted pursuant to confidential treatment request

Exhibit F- Page 12

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

SCHEDULE 1.5

System

Gathering Sub-System	Location	Description

Eagle Ford Rich Gas System

Dos Hermanos Rich Gas	Dimmit and Webb Counties, Texas	This gathering sub-system consists of approximately 25 miles of 4”, 6”, 8” and 12” diameter pipe. It is located in Dimmit and Webb Counties, TX and gathers primarily sweet, rich gas.

Faith Ranch Rich Gas	Dimmit, Maverick, and Webb Counties, Texas	This gathering sub-system consists of approximately 39 miles of 4”, 6”, 8”, 12” and 16” diameter pipe. It is located in Dimmit, Maverick, and Webb Counties, TX and gathers primarily sweet, rich gas.

Eagle Ford Shallow Oil System

Frio Rich Gas	Frio and LaSalle Counties, Texas	This gathering sub-system consists of approximately 13 miles of 4”, 5”, 6” and 8” diameter pipe. It is located in Frio and LaSalle Counties, TX and gathers primarily sour, rich gas.

Nopal Lean Gas	Dimmit and Zavala Counties, Texas	This gathering sub-system consists of approximately 10 miles of 3” and 4” diameter pipe. It is located in Dimmit and Zavala Counties, TX and gathers primarily sweet, rich gas.

Nopal Rich Gas	Dimmit and Zavala Counties, Texas	This gathering sub-system consists of approximately 81 miles of 3”, 4”, 6”, 8”, 10” and 12” diameter pipe. It is located in Dimmit and Zavala Counties, TX and gathers primarily sweet, rich gas.

Whitetail Rich Gas	Frio and Zavala Counties, Texas	This gathering sub-system consists of approximately 27 miles of3”, 4” and 6” diameter pipe. It is located in Frio and Zavala Counties, TX and gathers primarily sour, rich gas.

Eagle Ford Deep Oil System

Dilley Rich Gas	Dimmit, Frio, LaSalle, and Zavala Counties, Texas	This gathering sub-system consists of approximately 245 miles of 3”, 4”, 5”, 6”, 8”, 10” and 12” diameter pipe. It is located in Dimmit, Frio, LaSalle, and Zavala Counties, TX and gathers primarily sour, rich gas.

Catarina Rich Gas	Dimmit County, Texas	This gathering sub-system consists of approximately 40 miles of 4”, 6” and 8” diameter pipe. It is located in Dimmitt County, TX and gathers primarily sweet, rich gas.

Schedule 1.5 - Page 1

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

Fox Creek Rich Gas	Atascosa and McMullen Counties, Texas	This gathering sub-system consists of approximately 77 miles of 3”, 4”, 5”, 6”, 8” and 12” diameter pipe. It is located in Atascosa and McMullen Counties, TX and gathers primarily sour, rich gas.

Javalina Rich Gas	LaSalle County, Texas	This gathering sub-system consists of approximately 8 miles of 4”, 6” and 8” diameter pipe. It is located in LaSalle County, TX and gathers primarily sweet, rich gas.

Leona Rich Gas	LaSalle County, Texas	This gathering sub-system consists of approximately 42 miles of 4”, 5”, 6”, 8” and 12” diameter pipe. It is located in LaSalle County, TX and gathers primarily sweet, rich gas.

Teds Rich Gas	LaSalle County, Texas	This gathering sub-system consists of approximately 1 miles of 4_” diameter pipe. It is located in LaSalle County, TX and gathers primarily sweet, rich gas.

Eagle Ford Treating System

Dilley Super Treating System	LaSalle County, Texas	This gathering sub-system will generally consist of dehydration, amine treating plants with associated acid gas injection well and centralized scavenging and will generally be designed in accordance with volume predictions, associated H2S and development plans.

Schedule 1.5 - Page 2

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

SCHEDULE 3.7

Other Services

Gathering Sub-System	Additional Services

Catarina Rich Gas	Hydrogen Sulfide Removal with Scavenger at or near the Receipt Meter

Dilley Rich Gas	Hydrogen Sulfide Removal with Scavenger at centralized locations and at the Dilley Amine Plant

Dos Hermanos Rich Gas	Hydrogen Sulfide Removal with Scavenger at or near the Receipt Meter

Faith Ranch Rich Gas	Hydrogen Sulfide Removal with Scavenger at or near the Receipt Meter

Fox Creek Rich Gas	Hydrogen Sulfide Removal with Scavenger at or near the Receipt Meter

Frio Rich Gas	Hydrogen Sulfide Removal with Scavenger at centralized locations

Javalina Rich Gas	Hydrogen Sulfide Removal with Scavenger at or near the Receipt Meter

Leona Rich Gas	Hydrogen Sulfide Removal with Scavenger at or near the Receipt Meter

Nopal Lean Gas	Hydrogen Sulfide Removal with Scavenger at or near the Receipt Meter

Nopal Rich Gas	Hydrogen Sulfide Removal with Scavenger at or near the Receipt Meter

Teds Rich Gas	Hydrogen Sulfide Removal with Scavenger at or near the Receipt Meter

Whitetail Rich Gas	Hydrogen Sulfide Removal with Scavenger at centralized locations

Schedule 3.7 - Page 1